UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-7393
                                   ------------


                             GROWTH AND INCOME TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    3/31
                         --------------

Balanced Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Balanced Portfolio are AXP Mutual and American Express Financial Corporation. The shareholder report filed with this Form is the report provided to shareholders of AXP Mutual.

AXP(R)
  Mutual

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Mutual seeks to provide shareholders with a balance of growth of capital and current income.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                              3

Performance Summary                                        4

Questions & Answers
  with Portfolio Management                                6

Investments in Securities                                 12

Financial Statements (Portfolio)                          26

Notes to Financial Statements (Portfolio)                 29

Financial Statements (Fund)                               34

Notes to Financial Statements (Fund)                      37

Fund Expenses Example                                     45

Proxy Voting                                              47

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry

Fixed Income
Tom Murphy, CFA                           2/03               18
Scott Kirby                               6/03               25
Jamie Jackson, CFA                        6/03               16

Equities
Bob Ewing, CFA                            4/02               16

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates by class
A: 4/16/40        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols by class
A: INMUX          B: IDMBX          C: --            Y: IDMYX

Total net assets                                         $1.332 billion

Number of holdings                                                  493

STYLE MATRIX

Equities

Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND     GROWTH
  X                           LARGE
                              MEDIUM       SIZE
                              SMALL

Bonds

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT     INT.      LONG
           X          X       HIGH
           X          X       MEDIUM       QUALITY
                              LOW

TOP TEN HOLDINGS

Percentage of portfolio assets

U.S. Treasury Bonds
   6.25% 2023
(U.S. government obligations & agencies)                           2.4%
Citigroup (Finance companies)                                      2.4
Exxon Mobil (Energy)                                               2.1
Bank of America (Banks and savings & loans)                        2.1
ConocoPhillips (Energy)                                            1.6
JPMorgan Chase & Co (Broker-dealers)                               1.4
ChevronTexaco (Energy)                                             1.3
Altria Group (Beverages & tobacco)                                 1.2
American Intl Group (Insurance)                                    1.2
U.S. Treasury Bonds
   4.00% 2010
(U.S. government obligations & agencies)                           1.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Performance Summary

[bar chart]

                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2005

               +5.33%       +6.88%         +0.47%        +5.04%

+5.33% = AXP Mutual Class A (including sales charge)
+6.88% = S&P 500 Index(1) (unmanaged)
+0.47% = Lehman Brothers Aggregate Bond Index(2) (unmanaged)
+5.04% = Lipper Balanced Funds Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                Class B                     Class C                  Class Y
(Inception dates)            (4/16/40)              (3/20/95)                   (6/26/00)                (3/20/95)
                        NAV(1)    POP(2)       NAV(1)   After CDSC(3)      NAV(1)   After CDSC(4)         NAV(5)
at March 31, 2005
6 months*               +5.33%    -0.72%       +4.94%      +0.94%          +4.95%      +3.95%             +5.42%
1 year                  +5.96%    -0.13%       +5.14%      +1.14%          +5.18%      +5.18%             +6.13%
3 years                 +4.13%    +2.09%       +3.33%      +2.38%          +3.31%      +3.31%             +4.30%
5 years                 -3.19%    -4.33%       -3.92%      -4.10%            N/A         N/A              -3.02%
10 years                +4.62%    +4.00%       +3.82%      +3.82%            N/A         N/A              +4.77%
Since inception         +8.46%    +8.36%       +3.94%      +3.94%          -3.40%      -3.40%             +4.89%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, AXP Mutual's portfolio management team discusses the Fund's positioning and results for first half of fiscal year 2005.

Q:  How did AXP Mutual perform for the six months ended March 31, 2005?

A: AXP Mutual rose 5.33% (Class A shares excluding sales charge) for the six months ended March 31, 2005, outperforming the 5.04% advance of the Lipper Balanced Funds Index, representing the Fund's peer group. The S&P 500 Index increased 6.88% and the Lehman Brothers Aggregate Bond Index (Lehman Index) rose 0.47% over the same period.

Q: What factors most affected asset allocation and performance for the equity portion of the Fund?

A: The stock market performed quite well in the first three months of the fiscal year, responding favorably to the uncontested resolution of the U.S. presidential election and data that suggested continued economic growth. In the last three months of the fiscal period, the equity markets retrenched, weighed down by concerns about higher interest rates, potential for inflationary pressures and sustained high energy prices. The equity portion of the portfolio performed in line with the market during the full period, as sector allocations added modest value and stock selection detracted.

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at March 31, 2005

(pie chart)

Stocks 62.0%
Financials 17.3%
Energy 7.8%
Industrials 7.8%
Consumer discretionary 7.2%
Consumer staples 5.2%
Information technology 5.2%
Health care 3.5%
Telecommunication services 3.1%
Utilities 2.8%
Materials 2.1%

Bonds 35.3%
Mortgage-backed securities 13.9%
U.S. government obligations & agencies 9.4%
Corporate bonds* 7.5%
CMBS/ABS** 4.1%
Foreign government bonds 0.4%

Cash equivalents
Short-term securities*** 2.7%

  *  Includes 2.8% Financials, 1.1% Consumer discretionary, 0.9%
     Telecommunication services, 0.7% Utilities, 0.6% Information technology, 0.5% Energy, 0.4% Materials, 0.3% Health care and 0.2% Industrials.

 **  Commercial mortgage-backed securities/Asset-backed securities

*** Of the 2.7%,1.6% is due to security lending activity and 1.1% is the Portfolio's cash equivalent position.

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6   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> From a sector allocation standpoint, the Fund's positioning in consumer staples was the leading positive contributor. (end callout quote)

    The energy sector was a significant detractor. Energy was a top performing sector and although the Fund had roughly the same weighting as our equity benchmark, stock selection was not favorable. Within the sector, we preferred less aggressive stocks that did not keep up with a rally fueled by record oil prices.

    Stock selection in health care hampered the equity portfolio's relative results as well. A large position in pharmaceuticals had a negative impact, but was partially mitigated by better results from our holdings in the hospital industry. Another unfavorable factor during the period was the Fund's light exposure to HMOs, which performed very well for the six months.

    In the financial sector, diversified financial services company AIG and mortgage financer Fannie Mae were key factors that detracted from performance. AIG has suffered from ongoing disclosures and scrutiny of its accounting methods as well as the ousting of its chief executive officer. Fannie Mae's regulatory and accounting difficulties also continued.

    From a sector allocation standpoint, the Fund's positioning in consumer staples was the leading positive contributor. Our positioning in utilities was too small and detracted from our relative return, and our positioning in technology stocks was too high. Although the technology sector advanced during the period, the gain was less than that of the Fund's equity benchmark.

    Positive individual contributors to relative performance included hospital stock HCA, which benefited from the market's positive response to the company's unexpected report of strong admissions during the fourth quarter and moderating bad debt. Colgate-Palmolive was our second most significant contributor, followed by oil stocks ConocoPhillips and Transocean, and another hospital stock Lincare.

    The primary detractors during the six-month period were all strong performing stocks in which the Fund had lower-than-equity benchmark positions.

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7   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We generally continue to favor defensive alternatives such as AAA-rated commercial mortgage-backed securities, asset-backed securities and structured mortgages. (end callout quote)

    These included Exxon Mobil, General Electric, Altria, Texas Utilities and DuPont. We maintained low weightings in most of these stocks because we considered their valuations too high and in some cases, had concerns about their fundamentals as well.

    The Fund's allocation between stocks and bonds was essentially unchanged during the period. We typically do not make significant changes to the allocation, which is approximately 65% equities and 35% bonds, unless there is a significant valuation disparity between stocks and bonds.

Q: How did the fixed-income portion of the Fund perform during the semiannual period?

A: The Fund's duration was shorter than that of the Lehman Index, and this added to our relative return as interest rates rose. Effective positioning of securities along the yield curve was also beneficial as the yield curve continued to flatten as we anticipated. The Fund's defensive positioning in commercial mortgage-backed securities and asset-backed securities was also advantageous, as was a generally defensive posture in the corporate bond segment. During the first several months of the semiannual period, the Fund also benefited from a small global bond position that included holdings denominated in euros and a non-dollar position in unhedged German bonds. These global bonds performed well in response to a weaker U.S. dollar. We sold the Fund's position in euro-denominated bonds by the end of 2004, taking profits when they reached the price targets we had set for them.

    In other fixed income sectors, our strategy produced mixed results. For example, individual security selection in the corporate segment helped during the first three months of the period, but was a modest drag during the second half when the Fund's holdings in the telecommunications and media sectors underperformed. Similarly, the Fund's allocation to high-yield corporate bonds boosted relative results during the early months of the fiscal period, but detracted in the first three months of calendar 2005.

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8   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

    A modest position in mortgage-backed securities detracted from relative performance during the first several months of the period when that sector performed relatively well, but helped in February and March 2005, when volatile Treasury yields dampened returns on mortgage securities. We maintained a modest mortgage allocation because we considered mortgage valuations expensive by historical standards and because we correctly believed these securities would underperform other fixed income sectors if market volatility increased.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: The Fund's technology weighting was approximately equal to that of the market six months ago, but over the course of the period, we moved to a larger-than-equity benchmark position as the stocks underperformed and valuations became more attractive to us. We also increased our utility holdings once interest rates rose a bit and the stocks had underperformed. However, the Fund still has a smaller-than-equity benchmark weighting in utilities. We also modestly increased our telecommunications holdings due to some interesting valuation opportunities, as well as renewed consolidation activity within the industry.

    We reduced our weighting in health care. Our positions in hospitals and HMOs performed well, so we took some profits. We also reduced our pharmaceutical and biotechnology positions, industries that have not performed well.

    Finally, we decreased our materials holdings. We sold some materials stocks because they had been strong performers and no longer met our valuation threshold.

    Within the fixed income portion of the Fund, we added intermediate-term Treasury Inflation Protected Securities (TIPS), but subsequently sold these securities. Because TIPS accrue performance based on changes to inflation, these securities benefited from higher inflation during the short time the Fund owned them. We reduced exposure to the corporate sector early in the period, bringing the allocation more in line with the benchmark index because we believed high quality corporate bond yields already reflected the good news about the U.S. economy. This positioning was advantageous in the early months of 2005, when the investment grade corporate market posted its worst quarterly performance since late 2002. Toward the end of the six-month period, we slowly began to add to selected corporate securities that we believed were disproportionately punished in earlier weeks.

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9   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

    We modestly increased exposure to mortgage-backed securities. Still, we continued to favor a defensive, higher-coupon bias in the mortgage sector. This strategy offers both attractive yield and protection against higher rates. We maintained our emphasis on commercial mortgage-backed securities and asset-backed securities, which, in our view, offer attractive yields as well as the kind of defensive characteristics we want in the current market environment. We significantly reduced the Fund's position in high-yield corporate bonds, based primarily on our view that valuations in this fixed income sector had become relatively full. Finally, we removed some of the Fund's yield curve flattening focus.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We are somewhat cautious given that this is the fourth year of economic expansion. Though we believe the economy will continue to grow, we think its growth rate will noticeably decelerate. In the context of this economic outlook and what we consider to be high equity valuations, we think it is appropriate to be careful.

    This outlook has not changed significantly from year-end, and thus we have maintained our key portfolio themes. We continue to emphasize higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. We have tried to keep the average price/earnings ratio of our holdings below that of the equity benchmark. We have focused on larger stocks because they tend to be more stable companies, but also because they have been more attractively valued than mid-cap and small-cap stocks. We have also sought to keep the portfolio's volatility close to or lower than that of the Fund's equity benchmark, thus positioning the Fund to perform better in a flat or down market.

    One of our strategies for the Fund is to focus on economic inconsistencies in the market. For example, economically sensitive companies are currently very expensive compared to their growth peers. In fact, the lines between growth and value are less distinct now than they have been in some time. For example, Colgate-Palmolive and Pfizer are usually considered growth stocks, but they are now appealing to us from a value perspective.

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10   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Although it is worth noting that value stocks have outperformed growth stocks for some time and may be susceptible to a market reversal, we consider it more pertinent that small- and mid-cap stocks have outperformed large-caps for a prolonged period. We are finding more opportunities among large-cap stocks and, therefore, the Fund's average market capitalization has increased. At this stage of the cycle, we expect economic and corporate growth to decelerate a bit and deceleration tends to favor bigger, more secure companies.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: We intend to position the fixed income portion for ongoing U.S. economic recovery and higher interest rates because we believe these themes are likely to weigh on the fixed income markets through the summer. Given fear of inflationary pressures, we believe there may be cause for the Federal Reserve to deviate from its measured pace and increase interest rates more vigorously than the market currently anticipates. Although the yield curve may flatten a bit more in the near term, after an extended period of yield curve flattening, we believe the yield spread between short- and long-term maturities may stabilize somewhat in the months ahead.

    Based on this view, we intend to keep duration shorter than that of the Lehman Index for the near term. We intend to continue to seek corporate securities where we see good value and strong fundamentals. At the same time, we generally continue to favor defensive alternatives such as AAA-rated commercial mortgage-backed securities, asset-backed securities and structured mortgages. We also may begin increasing allocations to the high yield and international bond sectors, seeking to take advantage of recent weakness in these markets, which we believe to be short term.

    We will continue to monitor inflation numbers, as we believe they are the key indicator for the economy in the coming months. As we continue to seek attractive purchase opportunities, we maintain a disciplined focus on individual security selection.

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11   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Investments in Securities

Balanced Portfolio

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (63.3%)
Issuer                                        Shares                  Value(a)

Aerospace & defense (2.7%)
Boeing                                         59,100               $3,454,986
Empresa Brasileira
  de Aeronautica ADR                          171,200(c)             5,358,560
General Dynamics                               33,000                3,532,650
Goodrich                                       51,200                1,960,448
Honeywell Intl                                 91,585                3,407,878
Lockheed Martin                                68,600                4,188,716
Northrop Grumman                              140,700                7,594,986
United Technologies                            59,700                6,069,102
Total                                                               35,567,326

Automotive & related (0.3%)
General Motors                                 85,400(n)             2,509,906
Lear                                           19,400                  860,584
Total                                                                3,370,490

Banks and savings & loans (6.0%)
Bank of America                               640,072(j)            28,227,175
Bank of New York                              183,800                5,339,390
Commerce Bancorp                               43,600(n)             1,415,692
Fifth Third Bancorp                            30,979                1,331,477
PNC Financial Services Group                   77,100                3,969,108
Regions Financial                              66,200                2,144,880
Sovereign Bancorp                             133,000                2,947,280
State Street                                   98,200                4,293,304
US Bancorp                                    275,000                7,925,500
Wachovia                                      163,536                8,325,618
Washington Mutual                              49,734                1,964,493
Wells Fargo & Co                              204,300               12,217,140
Total                                                               80,101,057

Beverages & tobacco (2.1%)
Altria Group                                  256,500               16,772,535
Coca-Cola Enterprises                         107,600                2,207,952
PepsiCo                                       169,700                8,999,191
Total                                                               27,979,678

Broker dealers (3.8%)
Franklin Resources                             45,100                3,096,115
JPMorgan Chase & Co                           561,096               19,413,922
Legg Mason                                     16,900                1,320,566

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Broker dealers (cont.)
Merrill Lynch & Co                            217,400              $12,304,840
Morgan Stanley                                247,100               14,146,475
Total                                                               50,281,918

Building materials & construction (0.5%)
American Standard Companies                    68,700                3,193,176
Masco                                         104,100                3,609,147
Total                                                                6,802,323

Cable (1.6%)
Comcast Cl A                                  129,657(b)             4,379,813
Comcast Special Cl A                          179,400(b)             5,991,960
EchoStar Communications Cl A                   53,297                1,558,937
NTL                                           143,747(b)             9,152,372
Total                                                               21,083,082

Cellular telecommunications (0.1%)
China Unicom                                1,204,000(c)               933,980
Nextel Communications Cl A                     14,843(b)               421,838
Total                                                                1,355,818

Chemicals (1.6%)
Dow Chemical                                  268,300               13,374,755
Eastman Chemical                               28,296                1,669,464
Lyondell Chemical                             202,400                5,651,008
RPM Intl                                       47,400                  866,472
Total                                                               21,561,699

Computer hardware (1.4%)
Cisco Systems                                 138,400(b)             2,475,976
Dell                                          126,400(b)             4,856,288
EMC                                           139,100(b)             1,713,712
Hewlett-Packard                               388,800                8,530,272
Sun Microsystems                              208,248(b)               841,322
Total                                                               18,417,570

Computer software & services (1.6%)
Affiliated Computer Services Cl A             118,000(b)             6,282,320
Cadence Design Systems                        193,500(b)             2,892,825
Intl Business Machines                         77,200                7,054,536
Microsoft                                     155,200                3,751,184

See accompanying notes to investments in securities.
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12   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Computer software & services (cont.)
TIBCO Software                                113,200(b)              $843,340
VERITAS Software                               48,700(b)             1,130,814
Total                                                               21,955,019

Electronics (0.7%)
Broadcom Cl A                                  31,400(b)               939,488
Credence Systems                               96,800(b)               765,688
Cypress Semiconductor                         172,200(b)             2,169,720
Freescale Semiconductor Cl B                   20,081(b)               346,397
Intel                                         161,950                3,762,099
Texas Instruments                              71,200                1,814,888
Total                                                                9,798,280

Energy (7.1%)
Anadarko Petroleum                            126,400                9,619,040
BP ADR                                        121,200(c)             7,562,880
ChevronTexaco                                 293,800               17,131,478
ConocoPhillips                                208,100               22,441,504
Devon Energy                                   65,600                3,132,400
Exxon Mobil                                   482,400               28,751,039
Newfield Exploration                           45,100(b)             3,349,126
Royal Dutch Petroleum                          36,900(c)             2,215,476
Total                                                               94,202,943

Energy equipment & services (0.9%)
Cooper Cameron                                 32,542(b)             1,861,728
Halliburton                                    71,200                3,079,400
Schlumberger                                   17,796                1,254,262
Transocean                                     51,249(b)             2,637,274
Weatherford Intl                               53,393(b)             3,093,590
Total                                                               11,926,254

Finance companies (2.4%)
Citigroup                                     713,200               32,051,208

Financial services (3.3%)
Capital One Financial                          94,600                7,073,242
Countrywide Financial                         185,300                6,014,838
Fannie Mae                                    217,892               11,864,219
Freddie Mac                                   184,604               11,666,973
Investors Financial Services                  102,300                5,003,493
MBNA                                          108,200                2,656,310
Total                                                               44,279,075

Food (1.2%)
General Mills                                  86,900                4,271,135
Hain Celestial Group                           33,200(b)               618,848
HJ Heinz                                       97,200                3,580,848

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Food (cont.)
Kellogg                                        81,400               $3,522,178
Sara Lee                                      194,071                4,300,613
Total                                                               16,293,622

Furniture & appliances (0.1%)
Leggett & Platt                                35,200                1,016,576

Health care products (2.6%)
Baxter Intl                                    73,600                2,500,928
Bristol-Myers Squibb                           93,800                2,388,148
GlaxoSmithKline ADR                            21,050(c)               966,616
Guidant                                        12,600                  931,140
Johnson & Johnson                              68,600                4,607,176
Medco Health Solutions                         61,785(b)             3,062,682
Merck & Co                                    133,300                4,314,921
Novartis ADR                                   60,000(c)             2,806,800
Pfizer                                        322,250                8,465,508
Schering-Plough                               119,200                2,163,480
Wyeth                                          45,000                1,898,100
Total                                                               34,105,499

Health care services (1.0%)
Cardinal Health                                31,800                1,774,440
HCA                                           170,800                9,149,756
Hospira                                        69,500(b)             2,242,765
Total                                                               13,166,961

Household products (1.7%)
Avon Products                                  34,800                1,494,312
Colgate-Palmolive                             113,800                5,936,946
Gillette                                       83,300                4,204,984
Kimberly-Clark                                 13,600                  893,928
Procter & Gamble                              126,790                6,719,870
Rayovac                                        71,200(b)             2,961,920
Total                                                               22,211,960

Industrial transportation (0.1%)
Burlington Northern Santa Fe                   28,600                1,542,398

Insurance (3.6%)
ACE                                           214,900(c)             8,868,923
Allstate                                       79,078                4,274,957
American Intl Group                           301,991               16,733,321
Assurant                                       27,450                  925,065
Chubb                                         100,000                7,927,000
CIGNA                                          29,000                2,589,700
Endurance Specialty Holdings                   61,500(c)             2,327,160
First American                                 40,572                1,336,442
Hartford Financial Services Group              28,200                1,933,392
Montpelier Re Holdings                         17,900(c)               629,185
Total                                                               47,545,145

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Leisure time & entertainment (1.3%)
Cendant                                       298,300               $6,127,082
Mattel                                         88,300                1,885,205
Viacom Cl B                                   267,946                9,332,559
Total                                                               17,344,846

Machinery (0.4%)
Caterpillar                                    27,400                2,505,456
Illinois Tool Works                            15,900                1,423,527
Ingersoll-Rand Cl A                            19,350(c)             1,541,228
Total                                                                5,470,211

Media (2.6%)
EW Scripps Cl A                                45,700                2,227,875
Liberty Media Cl A                            840,000(b)             8,710,800
Liberty Media Intl Cl A                        50,444(b)             2,206,421
Reader's Digest Assn                           51,650                  894,062
Time Warner                                   255,900(b)             4,491,045
Tribune                                        99,700                3,975,039
Walt Disney                                   438,800               12,606,723
Total                                                               35,111,965

Metals (0.3%)
Alcan                                          50,700(c)             1,922,544
Alcoa                                          70,400                2,139,456
Novelis                                        10,160(c)               222,707
Total                                                                4,284,707

Multi-industry (1.2%)
General Electric                              181,500                6,544,890
ITT Inds                                       14,150                1,276,896
Manpower                                       17,900                  779,008
Tyco Intl                                     228,200(c)             7,713,160
Total                                                               16,313,954

Paper & packaging (1.2%)
Avery Dennison                                 34,800                2,155,164
Bowater                                        84,700                3,190,649
Intl Paper                                    130,700                4,808,453
Temple-Inland                                  48,585                3,524,842
Weyerhaeuser                                   41,900                2,870,150
Total                                                               16,549,258

Real estate investment trust (0.6%)
Apartment Investment
  & Management Cl A                            48,500                1,804,200
Equity Office Properties Trust                170,400                5,134,152
HomeBanc                                       46,800                  413,712
Total                                                                7,352,064

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Restaurants (0.2%)
Domino's Pizza                                101,900               $1,904,511
McDonald's                                     36,400                1,133,496
Total                                                                3,038,007

Retail -- drugstores (0.3%)
CVS                                            71,734                3,774,643

Retail -- general (1.3%)
Gap                                            63,200                1,380,288
Home Depot                                    106,900                4,087,856
PETCO Animal Supplies                          25,050(b)               922,091
Target                                        114,100                5,707,282
Wal-Mart Stores                                97,900                4,905,769
Total                                                               17,003,286

Telecom equipment & services (1.5%)
Motorola                                      400,300                5,992,491
Nokia ADR                                     555,300(c,n)           8,568,279
Vodafone Group ADR                            227,300(c)             6,037,088
Total                                                               20,597,858

Utilities -- electric (2.6%)
Dominion Resources                            107,200                7,978,896
Entergy                                        85,200                6,020,232
Exelon                                        175,500                8,053,695
FPL Group                                      64,600                2,593,690
PPL                                            54,200                2,926,258
Southern                                      171,300                5,452,479
Xcel Energy                                    83,300                1,431,094
Total                                                               34,456,344

Utilities -- natural gas (0.2%)
ONEOK                                         105,500                3,251,510

Utilities -- telephone (3.2%)
BellSouth                                     386,281               10,155,327
Citizens Communications                        65,100                  842,394
KT ADR                                        107,450(c)             2,289,760
SBC Communications                            312,687                7,407,555
Sprint                                        612,135               13,926,071
Verizon Communications                        221,693                7,870,102
Total                                                               42,491,209

Total common stocks
(Cost: $724,435,593)                                              $843,655,763

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Bonds (36.1%)

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (0.4%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%             1,060,000(c)            $1,455,877
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                630,000(c)               674,100
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50                730,000(c)             1,442,108
United Mexican States
  (U.S. Dollar)
   09-27-34               6.75              2,329,000(c)             2,273,104
Total                                                                5,845,189

U.S. government obligations & agencies (9.7%)
Federal Home Loan Bank
   05-22-06               2.88              7,770,000                7,690,715
   12-17-07               3.25              1,355,000                1,323,415
Federal Home Loan Mtge Corp
   04-15-08               5.75              8,995,000                9,389,134
   03-18-09               3.76              1,440,000                1,406,347
   07-15-09               4.25              5,250,000                5,231,345
   01-15-12               5.75              8,925,000                9,473,539
   07-15-13               4.50              5,850,000                5,747,391
U.S. Treasury
   11-30-06               2.88              5,260,000                5,188,496
   02-15-08               3.00             15,575,000               15,180,143
   03-15-10               4.00             15,790,000(n)            15,666,649
   02-15-15               4.00             11,030,000               10,597,414
   08-15-23               6.25             28,540,000               33,230,149
   02-15-26               6.00              6,559,000                7,503,135
Total                                                              127,627,872

Commercial mortgage-backed(f)/
Asset-backed securities (4.2%)
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85              1,000,000(d,i)           1,002,237
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                650,000(i)               640,758
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                700,000(i)               680,094
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              1,100,000(d,i)           1,077,098

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94%              $700,000                 $689,661
  Series 2005-1 Cl A4
   11-10-42               4.88                650,000(e)               653,281
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                900,000                  885,438
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                900,000                  877,644
  Series 2004-T16 Cl A3
   02-13-46               4.03                600,000                  584,508
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              2,250,672(d)             2,240,462
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.03              1,000,000(d,m)             995,870
  Series 2004-LB3A Cl A3
   07-10-37               5.09              1,000,000                1,012,642
  Series 2004-LB3A Cl A4
   07-10-37               5.23                850,000                  865,385
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52              1,000,000                  967,883
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56              1,363,875                1,401,382
  Series 2004-C2 Cl A2
   03-10-40               4.12              1,100,000                1,069,981
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                900,000                  882,555
  Series 2004-C3 Cl A5
   12-10-41               4.86              1,000,000                  976,130
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76              2,300,000                2,299,223
  Series 2005-GG3 Cl A1
   08-10-42               3.92                638,672                  632,342
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                600,000                  595,482

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
   07-12-37               4.39%            $1,078,601               $1,060,222
  Series 2003-CB6 Cl A2
   07-12-37               5.26                800,000                  811,894
  Series 2004-CBX Cl A3
   01-12-37               4.18                550,000                  538,841
  Series 2004-CBX Cl A5
   01-12-37               4.65                750,000                  736,391
  Series 2004-CBX Cl A6
   01-12-37               4.90              1,000,000                  984,129
  Series 2005-CB11 Cl A3
   08-12-37               5.20                900,000                  908,802
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39              1,035,000                1,067,071
  Series 2002-C4 Cl A4
   09-15-26               4.56              1,000,000                  988,567
  Series 2002-C8 Cl A3
   11-15-27               4.83              1,340,000                1,330,633
  Series 2003-C8 Cl A2
   11-15-27               4.21              1,540,000                1,516,346
  Series 2004-C2 Cl A3
   03-15-29               3.97                650,000                  613,412
  Series 2004-C4 Cl A3
   06-15-29               4.99                600,000(m)               610,791
  Series 2004-C6 Cl A4
   08-15-29               4.58                250,000                  246,881
  Series 2004-C7 Cl A2
   10-15-29               3.99              1,000,000                  969,350
  Series 2004-C8 Cl A2
   12-15-29               4.20              1,100,000                1,076,405
  Series 2004-C8 Cl A6
   12-15-29               4.80              1,300,000                1,274,067
  Series 2005-C1 Cl A4
   02-15-30               4.74              1,000,000                  973,920
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                700,000(i)               692,041
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               4.75                675,000(d,m)             671,810
  Series 2004-2 Cl D
   10-20-10               6.10                200,000(d,m)             201,260
  Series 2004-2 Cl M
   10-20-10               3.24                500,000(m)               500,350

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Metris Master Trust (cont.)
  Series 2005-1A Cl D
   03-21-11               4.77%              $225,000(d,e,m)          $225,000
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                800,000                  785,293
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27              1,751,706                1,651,132
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                700,000                  684,950
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              1,430,000                1,409,678
  Series 2005-T17 Cl A5
   12-13-41               4.78              1,000,000                  972,970
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98                830,000                  881,142
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                450,000                  443,896
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                350,000                  344,194
  Series 2005-A Cl A3
   10-15-08               3.54              1,000,000                  988,920
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                504,863(i)               505,449
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38              1,200,000                1,183,170
  Series 2005-C16 Cl A3
   10-15-41               4.62              1,050,000                1,031,325
WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
   02-20-10               4.50              3,335,000(i)             3,355,159
  Series 2004-3 Cl A3
   03-17-09               3.30                800,000                  790,026
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              1,500,000                1,485,390
Total                                                               55,540,933

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer               Coupon                 Principal                 Value(a)
                      rate                  amount

Mortgage-backed securities (14.3%)(f,l)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.28%            $1,100,959(g)            $1,109,464
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00              1,204,246                1,217,577
Bank of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.05                521,263(g)               512,443
  Series 2004-F Cl B1
   07-25-34               4.15                894,168(g)               883,501
Collateralized Mtge Obligation Trust
   12-20-14               9.95                266,537                  266,679
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                838,154                  822,415
  Series 2004-28CB Cl 6A1
   01-25-35               6.00                924,638                  943,117
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.66                599,454(g)               589,959
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.44                621,420(g)               605,049
Federal Home Loan Mtge Corp
   09-15-06               3.63              3,635,000                3,622,885
   07-01-08               6.75                 17,730                   18,110
   01-01-11               6.50              1,350,698                1,410,004
   07-01-17               7.00              2,409,009                2,531,291
   12-01-17               5.50              1,751,726                1,789,313
   01-15-18               6.50                771,764                  812,814
   05-01-18               5.50                669,449                  683,966
   08-01-18               5.00              1,002,691                1,004,820
   10-01-18               5.00              2,449,535                2,455,151
   04-01-20               5.50              4,000,000(e)             4,054,999
   10-01-31               6.00              2,038,937                2,089,558
   04-01-32               6.00              1,251,132                1,282,194
   06-01-32               7.00              1,574,453                1,665,172
   07-01-32               7.00              2,381,291                2,508,773
   04-01-33               6.00              4,681,548                4,844,668
   06-01-33               5.50              2,574,228                2,585,645
  Collateralized Mtge Obligation
   04-15-15               4.50              2,525,000                2,522,829
   02-15-27               5.00              1,600,000                1,604,162
   10-15-27               5.00              3,750,000                3,768,302
   06-15-28               5.00              2,325,000                2,335,556
   11-15-28               4.50              1,012,354                1,004,838

Bonds (continued)
Issuer               Coupon                 Principal                 Value(a)
                      rate                  amount

Mortgage-backed securities (cont.)
  Collateralized Mtge Obligation (cont.)
   01-15-33               5.00%              $181,857                 $181,440
   02-15-33               5.50              1,457,904                1,489,867
   07-25-43               7.00                865,316                  912,638
  Interest Only
   02-15-14               7.40                622,626(k)                47,432
   10-15-22              14.56              2,264,165(k)               173,333
  Trust Series Z
   11-15-23               6.50                 42,745(h)                46,965
Federal Natl Mtge Assn
   11-01-10               4.47                292,581                  289,477
   11-01-12               4.84                669,991                  668,463
   01-01-13               4.92                500,413                  501,716
   02-01-13               4.83                888,582                  886,151
   10-01-13               5.11                392,907                  398,164
   11-01-14               4.50              3,038,775                3,008,298
   03-01-17               6.50              1,333,248                1,392,627
   09-01-17               6.00              3,340,997                3,452,310
   02-01-18               5.50              1,335,879                1,363,971
   03-01-18               5.50                657,540                  673,591
   04-01-18               4.50              2,205,648                2,160,528
   04-01-18               5.50              1,501,450                1,536,300
   05-01-18               6.00              2,305,392                2,383,379
   06-01-18               4.50                945,954                  926,603
   06-01-18               5.00              2,845,007                2,848,817
   07-01-18               4.50              2,648,892                2,596,444
   08-01-18               5.50              1,573,070                1,605,878
   01-01-19               5.00              1,770,084                1,776,409
   02-01-19               5.00              2,264,509                2,265,743
   04-01-20               5.50                500,000(e)               509,375
   07-01-23               5.00              1,218,384                1,203,700
   07-01-23               5.50              2,164,015                2,186,732
   09-01-23               5.50              1,895,948                1,915,852
   10-01-23               5.50              1,687,492                1,702,326
   06-01-24               9.00                436,604                  472,839
   08-01-25               7.50                766,850                  823,666
   07-01-28               5.50                933,776                  940,352
   11-01-28               5.50              1,587,837                1,599,021
   04-01-29               5.00              3,748,732                3,675,151
   06-01-31               7.00              1,753,041                1,859,760
   03-01-32               7.50                458,491                  490,495
   06-01-32               7.50                555,901                  594,182
   07-01-32               6.50                359,522                  375,137
   08-01-32               7.00                247,196                  260,861
   09-01-32               6.50              2,638,314                2,749,544
   10-01-32               5.50              3,030,477                3,042,640

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   11-01-32               6.00%            $1,896,586               $1,947,587
   01-01-33               5.80                682,916                  707,746
   01-01-33               6.00              3,126,993                3,221,326
   02-01-33               6.50              1,147,084                1,192,617
   03-01-33               5.50              2,465,837                2,479,370
   04-01-33               5.50              2,197,576                2,204,853
   04-01-33               6.00              4,620,084                4,759,618
   05-01-33               5.50              1,594,304                1,601,287
   07-01-33               5.00              2,341,766                2,296,103
   07-01-33               5.50              2,657,192                2,667,177
   11-01-33               7.00              1,500,000                1,580,625
   12-01-33               5.00              2,073,532                2,033,099
   12-01-33               6.50              1,655,783                1,728,380
   01-01-34               6.50              2,307,524                2,402,964
   03-01-34               5.00              7,248,962                7,107,608
   08-01-34               5.44                562,457(g)               550,444
   09-01-34               4.84              3,358,337(g)             3,347,315
   12-01-34               4.40              1,046,065(g)             1,032,895
   12-01-34               6.50              1,778,217                1,846,202
  Collateralized Mtge Obligation
   12-25-26               8.00                805,311                  857,232
   06-25-44               7.50                890,521                  942,289
  Interest Only
   12-25-12              13.29                576,693(k)                35,245
   12-25-31               1.19                800,942(k)               150,590
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.45              1,118,588                1,130,579
  Series 2005-AA2 Cl 2A1
   04-25-35               5.46              1,209,154(g)             1,221,221
Govt Natl Mtge Assn
   07-15-33               5.00              1,432,302                1,415,434
   10-15-33               5.00              1,513,209                1,495,324
   10-15-33               5.50              1,610,369                1,626,893
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00                373,480(k)                46,110
   08-20-32               0.00              1,682,793(k)               275,485
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39                785,795(g)               765,819
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41                767,564(g)               755,782

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00%            $1,743,610               $1,777,157
  Series 2004-7 Cl 8A1
   08-25-19               5.00              2,599,007                2,595,784
  Series 2004-8 Cl 7A1
   09-25-19               5.00              1,290,857                1,288,043
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,907,964                1,944,479
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC Cl B1
   03-25-34               4.93                995,232(g)               988,982
  Series 2004-5 Cl B1
   05-25-34               4.62                698,439(g)               677,577
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50              2,978,442                2,962,101
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.08              1,225,000(g)             1,204,578
  Series 2004-CB2 Cl 6A
   07-25-19               4.50              1,621,500                1,576,828
  Series 2004-CB4 Cl 22A
   12-25-19               6.00              3,138,446                3,224,716
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR1 Cl 1A1
   02-25-35               4.57              5,470,408(g)             5,476,917
Total                                                              188,675,812

Aerospace & defense (--%)
L-3 Communications
   06-15-12               7.63                250,000                  266,250
   07-15-13               6.13                 80,000                   79,000
Moog
  Sr Sub Nts
   01-15-15               6.25                 25,000                   24,500
Total                                                                  369,750

Automotive & related (0.2%)
Ford Motor
   02-01-29               6.38              1,550,000                1,275,065
Lear
   08-01-14               5.75                870,000(d)               836,560
Nissan Motor Acceptance
   03-08-10               4.63                315,000(d)               312,332
Total                                                                2,423,957

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banks and savings & loans (1.0%)
Banknorth Group
  Sr Nts
   05-01-08               3.75%              $940,000                 $919,217
JPMorgan Chase & Co
   03-01-15               4.75              1,555,000                1,488,490
KFW Intl Finance
  (U.S. Dollar)
   10-17-05               2.50              3,225,000(c)             3,207,146
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65              2,000,000                2,064,740
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              5,085,000                5,520,021
Total                                                               13,199,614

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00                170,000                  179,775

Building materials & construction (--%)
Louisiana-Pacific
  Sr Nts
   08-15-10               8.88                165,000                  191,498
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                105,000                  108,675
Total                                                                  300,173

Cable (0.4%)
Comcast
   03-15-11               5.50              3,335,000                3,404,801
Comcast Cable Communications
   11-15-08               6.20              1,255,000                1,311,021
CSC Holdings
  Sr Nts
   12-15-07               7.88                150,000                  156,000
   04-15-12               6.75                 95,000(d)                94,525
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                 75,000                   80,813
Echostar DBS
   10-01-14               6.63                105,000(d)               101,456
  Sr Nts
   10-01-08               5.75                100,000                   98,500

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Cable (cont.)
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63%               $75,000(c,d)             $82,875
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                150,000(c)               150,750
Total                                                                5,480,741

Cellular telecommunications (--%)
Nextel Communications
  Sr Nts
   10-31-13               6.88                335,000                  349,238

Chemicals (0.1%)
Airgas
   10-01-11               9.13                150,000                  163,125
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14               9.63                 49,000(d)                55,860
Compass Minerals Group
   08-15-11              10.00                160,000                  174,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13                270,000                  280,125
INVISTA
   05-01-12               9.25                 90,000(d)                97,875
MacDermid
   07-15-11               9.13                105,000                  112,613
Total                                                                  883,598

Energy (0.3%)
Chesapeake Energy
  Sr Nts
   06-15-14               7.50                 10,000                   10,575
   08-15-14               7.00                155,000                  159,650
   01-15-16               6.88                 30,000                   30,300
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                260,000                  260,000
Grant Prideco Escrow
   12-15-09               9.00                150,000                  162,000
Kerr-McGee
   09-15-11               6.88              2,410,000                2,574,531
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                520,000                  566,800

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Energy (cont.)
Nexen
  (U.S. Dollar)
   03-10-35               5.88%              $525,000(c)              $502,152
Peabody Energy
  Series B
   03-15-13               6.88                185,000                  190,550
Total                                                                4,456,558

Energy equipment & services (0.1%)
Halliburton
   10-15-10               5.50              1,435,000                1,476,377
Key Energy Services
  Series C
   03-01-08               8.38                160,000                  166,200
Pride Intl
  Sr Nts
   07-15-14               7.38                 85,000                   90,100
Total                                                                1,732,677

Finance companies (0.7%)
Citigroup
  Sub Nts
   09-15-14               5.00              6,430,000                6,312,820
GMAC
   09-15-11               6.88              3,635,000                3,289,097
Total                                                                9,601,917

Financial services (0.6%)
ING Security Life Institutional Funding
   01-15-10               4.25              2,745,000(d)             2,694,368
Pricoa Global Funding I
   06-15-08               4.35              1,105,000(d)             1,098,779
   01-15-10               4.20              4,885,000(d)             4,760,775
Total                                                                8,553,922

Food (--%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                150,000(c)               166,500
Del Monte
  Sr Sub Nts
   02-15-15               6.75                 60,000(d)                58,800
Total                                                                  225,300

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Health care services (0.3%)
Cardinal Health
   06-15-15               4.00%            $2,745,000               $2,426,764
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50                 55,000(d)                53,625
DaVita
  Sr Nts
   03-15-13               6.63                 85,000(d)                84,150
HCA
  Sr Nts
   03-15-14               5.75                360,000                  343,621
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                270,000                  283,500
Triad Hospitals
  Sr Nts
   05-15-12               7.00                175,000                  176,750
Total                                                                3,368,410

Home building (0.1%)
DR Horton
   12-01-07               7.50                100,000                  105,176
   01-15-09               5.00                270,000                  262,955
   07-01-13               5.88                200,000                  192,000
Meritage Homes
  Sr Nts
   03-15-15               6.25                 70,000(d)                65,800
WCI Communities
   03-15-15               6.63                 95,000(d)                90,250
Total                                                                  716,181

Industrial services (--%)
Allied Waste North America
   04-15-11               6.38                185,000                  172,050

Insurance (0.5%)
ASIF Global Financing XIX
   01-17-13               4.90              6,140,000(d)             6,081,792
MetLife
  Sr Nts
   06-15-34               6.38                265,000                  285,264
Pacific Life
   09-15-33               6.60                605,000(d)               667,878
Total                                                                7,034,934

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
20   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Lodging & gaming (0.1%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75%               $65,000                  $68,088
   04-15-14               6.75                 85,000                   83,938
Hilton Hotels
   12-01-12               7.63                290,000                  330,428
MGM MIRAGE
   10-01-09               6.00                150,000                  148,500
  Sr Nts
   02-27-14               5.88                 70,000                   66,150
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                 85,000(d)                83,300
  Sr Sub Nts
   04-01-12               8.00                105,000                  111,300
Station Casinos
  Sr Nts
   04-01-12               6.00                180,000                  178,650
Total                                                                1,070,354

Machinery (--%)
Joy Global
  Series B
   03-15-12               8.75                125,000                  137,500

Media (0.3%)
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                 75,000(c)                80,438
Dex Media East LLC/Finance
   11-15-09               9.88                100,000                  110,000
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                 55,000                   58,713
Emmis Operating
   05-15-12               6.88                125,000                  122,500
Gray Television
   12-15-11               9.25                200,000                  216,000
Lamar Media
   01-01-13               7.25                240,000                  249,600
News America
   12-15-34               6.20              2,355,000(d)             2,328,543
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                 35,000(c)                38,675

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media (cont.)
Radio One
  Series B
   07-01-11               8.88%              $300,000                 $321,000
  Sr Sub Nts
   02-15-13               6.38                 45,000(d)                44,213
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                305,000(c)               325,587
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                275,000(c)               286,000
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                200,000                  206,000
Total                                                                4,387,269

Metals (--%)
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                125,000(c)               121,250

Multi-industry (0.2%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75              2,560,000(c)             2,773,970

Paper & packaging (0.3%)
Ball
   12-15-12               6.88                185,000                  191,475
Boise Cascade LLC
  Sr Sub Nts
   10-15-14               7.13                140,000(d)               141,750
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                 95,000(c)                97,375
Domtar
  (U.S. Dollar)
   12-01-13               5.38              3,305,000(c)             3,114,464
Georgia-Pacific
   02-01-10               8.88                245,000                  273,481
  Sr Nts
   07-15-08               7.38                140,000                  146,650
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                 80,000                   84,000
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                190,000(c)               193,325

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
21   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Paper & packaging (cont.)
Owens-Illinois Glass Container
   05-15-11               7.75%              $200,000                 $209,500
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                180,000                  181,800
Total                                                                4,633,820

Retail -- general (--%)
William Carter
  Series B
   08-15-11              10.88                 55,000                   60,775

Telecom equipment & services (0.6%)
Qwest
   03-15-12               9.13                140,000(d)               152,600
Sprint Capital
   11-15-28               6.88              3,615,000                3,870,186
TELUS
  (U.S. Dollar)
   06-01-11               8.00              3,470,000(c)             4,018,382
Total                                                                8,041,168

Textiles & apparel (0.1%)
Jones Apparel Group
   11-15-34               6.13              1,095,000(d)             1,020,925

Utilities -- electric (0.6%)
Carolina Power & Light
  1st Mtge
   04-01-15               5.15              1,055,000                1,049,625
DPL
  Sr Nts
   09-01-11               6.88                700,000                  743,728
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                390,000(d)               413,650
IPALCO Enterprises
   11-14-08               8.38                500,000                  545,000
   11-14-11               8.63                135,000                  154,913
NorthWestern Energy
   11-01-14               5.88                110,000(d)               109,430
Ohio Edison
  Sr Nts
   05-01-15               5.45                220,000                  220,058

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- electric (cont.)
Ohio Power
  Sr Nts Series H
   01-15-14               4.85%            $1,305,000               $1,277,738
Potomac Edison
  1st Mtge
   11-15-14               5.35                545,000(d)               538,188
Progress Energy

  1st Mtge
   03-01-13               4.80                340,000                  335,859
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88                 54,000(d)                54,135
TXU
   11-15-14               5.55                885,000(d)               839,698
   11-15-34               6.55                875,000(d)               829,540
Virginia Electric & Power
  Sr Nts Series A
   03-01-13               4.75                260,000                  254,194
Westar Energy
  1st Mtge
   07-01-14               6.00              1,185,000                1,252,312
Total                                                                8,618,068

Utilities -- natural gas (0.1%)
ANR Pipeline
   03-15-10               8.88                135,000                  145,990
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                 25,000(d)                23,938
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                115,000                  120,590
Northwest Pipeline
   03-01-10               8.13                320,000                  342,400
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                125,000                  130,625
Southern Natural Gas
   03-15-10               8.88                175,000                  189,753
Southern Star Central
   08-01-10               8.50                 85,000                   90,525
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                450,000                  478,125
Total                                                                1,521,946

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
22   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- telephone (0.9%)
SBC Communications
   06-15-34               6.45%              $625,000                 $651,694
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00              2,790,000(c,d)           2,701,646
Verizon Pennsylvania
  Series A
   11-15-11               5.65              7,885,000                8,081,889
Total                                                               11,435,229

Total bonds
(Cost: $483,429,154)                                              $480,560,875

Short-term securities (2.7%)(0)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (1.5%)
Federal Home Loan Bank
   04-06-05               2.63%           $15,000,000              $14,993,426
Federal Home Loan Mtge Corp Disc Nt
   05-10-05               2.68              3,900,000                3,888,407
Federal Natl Mtge Assn Disc Nts
   05-03-05               2.63                500,000                  498,796
   05-18-05               2.66              1,500,000                1,494,694
Total                                                               20,875,323

Commercial paper (1.2%)
Citigroup
   04-01-05               2.85             15,600,000               15,598,765

Total short-term securities
(Cost: $36,476,859)                                                $36,474,088

Total investments in securities
(Cost: $1,244,341,606)(p)                                       $1,360,690,726

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At March 31, 2005, the value of foreign securities represented 6.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of these securities amounted to $32,932,993 or 2.5% of net assets.

(e) At March 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,484,163.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on March 31, 2005.

(h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(i) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC    --     American Municipal Bond Association Corporation

      FSA      --     Financial Security Assurance

      MBIA     --     MBIA Insurance Corporation

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

      Type of security                                        Notional amount

      Purchase contracts
      U.S. Treasury Note, June 2005, 5-year                       $ 9,200,000

      Sale contracts
      U.S. Treasury Note, June 2005, 10-year                       39,400,000
      U.S. Long Bond, June 2005, 20-year                            7,000,000

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at March 31, 2005.

--------------------------------------------------------------------------------
24   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at March 31, 2005:

      Security                   Principal        Settlement        Proceeds         Value
                                  amount             date          receivable

      Federal Natl Mtge Assn
         04-01-20 4.50%        $2,500,000           4-18-05       $2,446,875    $2,443,750
         04-01-20 5.00            625,000           4-18-05          625,097       624,413
         04-01-35 5.00          6,000,000           4-13-05        5,881,875     5,865,000
         04-01-35 5.50          7,400,000           4-13-05        7,427,750     7,409,250
         04-01-35 6.00          4,700,000           4-01-35        4,807,218     4,801,332
         04-01-35 6.50            950,000           4-13-05          989,189       985,626

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on March 31, 2005.

(n) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(o) Cash collateral received from security lending activity is invested in short-term securities and represents 1.7% of net assets. See Note 5 to the financial statements. 1.0% of net assets is the Portfolio's cash equivalent position.
(p) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $1,244,342,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $142,087,000
      Unrealized depreciation                                     (25,738,000)
                                                                  -----------
      Net unrealized appreciation                                $116,349,000
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
25   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Balanced Portfolio

March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,244,341,606)                                              $1,360,690,726
Dividends and accrued interest receivable                                               4,647,942
Receivable for investment securities sold                                              39,072,880
                                                                                       ----------
Total assets                                                                        1,404,411,548
                                                                                    -------------
Liabilities
Disbursements in excess of cash on demand deposit                                          48,650
Payable for investment securities purchased                                            27,978,924
Payable upon return of securities loaned (Note 5)                                      21,992,400
Accrued investment management services fee                                                 19,087
Other accrued expenses                                                                     78,397
Forward sale commitments, at value (proceeds receivable $22,178,004) (Note 1)          22,129,371
                                                                                       ----------
Total liabilities                                                                      72,246,829
                                                                                       ----------
Net assets                                                                         $1,332,164,719
                                                                                   ==============
* Including securities on loan, at value (Note 5)                                  $   21,368,752
                                                                                   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Statement of operations
Balanced Portfolio

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                             $10,551,990
Interest                                                                               11,514,411
Fee income from securities lending (Note 5)                                                44,905
     Less foreign taxes withheld                                                          (32,901)
                                                                                          -------
Total income                                                                           22,078,405
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      3,683,532
Compensation of board members                                                               6,232
Custodian fees                                                                             80,840
Audit fees                                                                                 16,875
Other                                                                                      33,928
                                                                                           ------
Total expenses                                                                          3,821,407
     Earnings credits on cash balances (Note 2)                                            (1,191)
                                                                                           ------
Total net expenses                                                                      3,820,216
                                                                                        ---------
Investment income (loss) -- net                                                        18,258,189
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                    34,872,691
     Foreign currency transactions                                                        (43,031)
     Futures contracts                                                                    123,958
                                                                                          -------
Net realized gain (loss) on investments                                                34,953,618
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                22,381,185
                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                  57,334,803
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations                       $75,592,992
                                                                                      ===========

See accompanying notes to financial statements.

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27   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Balanced Portfolio

                                                                              March 31, 2005           Sept. 30, 2004
                                                                             Six months ended            Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                              $   18,258,189           $   37,652,146
Net realized gain (loss) on investments                                          34,953,618               57,700,985
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies          22,381,185               78,713,724
                                                                                 ----------               ----------
Net increase (decrease) in net assets resulting from operations                  75,592,992              174,066,855
                                                                                 ----------              -----------
Proceeds from contributions                                                       8,189,272               10,203,530
Fair value of withdrawals                                                      (126,375,999)            (370,386,532)
                                                                               ------------             ------------
Net contributions (withdrawals) from partners                                  (118,186,727)            (360,183,002)
                                                                               ------------             ------------
Total increase (decrease) in net assets                                         (42,593,735)            (186,116,147)
Net assets at beginning of period                                             1,374,758,454            1,560,874,601
                                                                              -------------            -------------
Net assets at end of period                                                  $1,332,164,719           $1,374,758,454
                                                                             ==============           ==============

See accompanying notes to financial statements.

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28   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio invests primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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29   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At March 31, 2005, the Portfolio has entered into outstanding when-issued securities of $5,484,163.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
30   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
31   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.43% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $89,993 for the six months ended March 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2005, the Portfolio's custodian fees were reduced by $1,191 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

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32   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $864,091,996 and $925,840,622, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS

At March 31, 2005, investments in securities included securities valued at $1,411,200 that were pledged as collateral to cover initial margin deposits on 92 open purchase contracts and 464 open sale contracts. The notional market value of the open purchase contracts at March 31, 2005 was $9,852,625 with a net unrealized gain of $34,132. The notional market value of the open sale contracts at March 31, 2005 was $50,846,908 with a net unrealized gain of $375,821. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $21,368,752 were on loan to brokers. For collateral, the Portfolio received $21,992,400 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $44,905 for the six months ended March 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                          2005(e)      2004     2003      2002        2001
Ratio of expenses to average daily net assets(a)                       .56%(b)      .53%     .49%      .44%        .42%
Ratio of net investment income (loss) to average daily net assets     2.65%(b)     2.49%    2.55%     2.68%       2.41%
Portfolio turnover rate (excluding short-term securities)               65%         131%     130%      267%        226%
Total return(c)                                                       5.53%(d)    11.93%   17.37%   (12.63%)    (26.67%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
33   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mutual

March 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $1,332,077,519
Capital shares receivable                                                                                           205,478
                                                                                                                    -------
Total assets                                                                                                  1,332,282,997
Liabilities
Capital shares payable                                                                                               76,119
Accrued distribution fee                                                                                             10,043
Accrued service fee                                                                                                     512
Accrued transfer agency fee                                                                                           2,483
Accrued administrative services fee                                                                                   1,412
Other accrued expenses                                                                                              110,204
                                                                                                                    -------
Total liabilities                                                                                                   200,773
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $1,332,082,224
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,385,112
Additional paid-in capital                                                                                    2,094,751,005
Undistributed net investment income                                                                                 499,155
Accumulated net realized gain (loss) (Note 5)                                                                  (881,354,457)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         116,801,409
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,332,082,224
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $1,036,311,679
                                                           Class B                                           $  105,095,963
                                                           Class C                                           $    3,060,340
                                                           Class Y                                           $  187,614,242
Net asset value per share of outstanding capital stock:    Class A shares               107,694,842          $         9.62
                                                           Class B shares                10,996,454          $         9.56
                                                           Class C shares                   320,210          $         9.56
                                                           Class Y shares                19,499,729          $         9.62
                                                                                         ----------          --------------

See accompanying notes to financial statements.

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34   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Mutual

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $10,551,330
Interest                                                                                                         11,513,711
Fee income from securities lending                                                                                   44,902
     Less foreign taxes withheld                                                                                    (32,899)
                                                                                                                    -------
Total income                                                                                                     22,077,044
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 3,819,977
Distribution fee
     Class A                                                                                                      1,340,614
     Class B                                                                                                        555,794
     Class C                                                                                                         15,165
Transfer agency fee                                                                                                 946,211
Incremental transfer agency fee
     Class A                                                                                                         72,979
     Class B                                                                                                         20,576
     Class C                                                                                                            577
Service fee -- Class Y                                                                                               93,263
Administrative services fees and expenses                                                                           269,016
Compensation of board members                                                                                         4,931
Printing and postage                                                                                                143,410
Registration fees                                                                                                    38,500
Audit fees                                                                                                            5,625
Other                                                                                                                14,753
                                                                                                                     ------
Total expenses                                                                                                    7,341,391
     Earnings credits on cash balances (Note 2)                                                                     (19,261)
                                                                                                                    -------
Total net expenses                                                                                                7,322,130
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  14,754,914
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                       34,870,888
     Foreign currency transactions                                                                                  (43,070)
     Futures contracts                                                                                              123,958
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          34,951,776
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          22,379,569
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            57,331,345
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $72,086,259
                                                                                                                ===========

See accompanying notes to financial statements.

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35   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Mutual

                                                                                      March 31, 2005         Sept. 30, 2004
                                                                                    Six months ended            Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $   14,754,914          $   29,705,223
Net realized gain (loss) on investments                                                  34,951,776              57,698,355
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                  22,379,569              78,709,548
                                                                                         ----------              ----------
Net increase (decrease) in net assets resulting from operations                          72,086,259             166,113,126
                                                                                         ----------             -----------
Distributions to shareholders from:
     Net investment income
      Class A                                                                           (13,592,035)            (21,390,515)
      Class B                                                                              (972,857)             (1,520,594)
      Class C                                                                               (26,503)                (33,380)
      Class Y                                                                            (2,557,361)             (4,883,846)
                                                                                         ----------              ----------
Total distributions                                                                     (17,148,756)            (27,828,335)
                                                                                        -----------             -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                             14,990,367              52,992,402
     Class B shares                                                                       5,143,928              15,723,596
     Class C shares                                                                         544,219               1,102,215
     Class Y shares                                                                       5,690,108              25,459,494
Reinvestment of distributions at net asset value
     Class A shares                                                                      11,749,064              18,451,466
     Class B shares                                                                         951,247               1,484,189
     Class C shares                                                                          26,030                  32,564
     Class Y shares                                                                       2,557,361               4,883,846
Payments for redemptions
     Class A shares                                                                    (110,552,357)           (220,815,493)
     Class B shares (Note 2)                                                            (18,308,589)            (55,270,982)
     Class C shares (Note 2)                                                               (536,028)               (698,177)
     Class Y shares                                                                      (9,582,781)           (167,803,965)
                                                                                         ----------            ------------
Increase (decrease) in net assets from capital share transactions                       (97,327,431)           (324,458,845)
                                                                                        -----------            ------------
Total increase (decrease) in net assets                                                 (42,389,928)           (186,174,054)
Net assets at beginning of period                                                     1,374,472,152           1,560,646,206
                                                                                      -------------           -------------
Net assets at end of period                                                          $1,332,082,224          $1,374,472,152
                                                                                     ==============          ==============
Undistributed net investment income                                                  $      499,155          $    2,892,997
                                                                                     --------------          --------------

See accompanying notes to financial statements.

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36   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Mutual

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2004 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair

--------------------------------------------------------------------------------
37   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT
value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

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38   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $235,340 for Class A, $48,662 for Class B and $440 for Class C for the six months ended March 31, 2005.

During the six months ended March 31, 2005, the Fund's transfer agency fees were reduced by $19,261 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
39   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended March 31, 2005
                                            Class A      Class B    Class C     Class Y
Sold                                       1,559,114     539,372     56,810      594,547
Issued for reinvested distributions        1,215,329      98,912      2,708      264,625
Redeemed                                 (11,485,196) (1,915,421)   (56,096)    (998,629)
                                         -----------  ----------    -------     --------
Net increase (decrease)                   (8,710,753) (1,277,137)     3,422     (139,457)
                                          ----------  ----------      -----     --------

                                                       Year ended Sept. 30, 2004
                                            Class A      Class B    Class C     Class Y
Sold                                       5,853,549   1,746,807    122,304    2,805,006
Issued for reinvested distributions        2,020,543     163,809      3,589      535,716
Redeemed                                 (24,302,246) (6,138,540)   (77,331) (18,566,162)
                                         -----------  ----------    -------  -----------
Net increase (decrease)                  (16,428,154) (4,227,924)    48,562  (15,225,440)
                                         -----------  ----------     ------  -----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $903,118,305 at Sept. 30, 2004, that if not offset by capital gains will expire as follows:

              2009              2010             2011              2012
          $15,302,375      $494,252,075     $368,676,980       $24,886,875

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
40   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluting the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $9.25        $8.47        $7.40      $ 8.71     $12.21
                                                                        -----        -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              .11          .19          .17         .20        .21
Net gains (losses) (both realized and unrealized)                         .38          .77         1.07       (1.31)     (3.49)
                                                                        -----        -----        -----      ------     ------
Total from investment operations                                          .49          .96         1.24       (1.11)     (3.28)
                                                                        -----        -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                     (.12)        (.18)        (.17)       (.20)      (.22)
                                                                        -----        -----        -----      ------     ------
Net asset value, end of period                                          $9.62        $9.25        $8.47      $ 7.40     $ 8.71
                                                                        -----        -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                $1,036       $1,077       $1,125      $1,115     $1,597
Ratio of expenses to average daily net assets(b)                        1.03%(c)     1.01%         .99%        .93%       .87%
Ratio of net investment income (loss) to average daily net assets       2.19%(c)     2.01%        2.05%       2.19%      1.96%
Portfolio turnover rate (excluding short-term securities)                 65%         131%         130%        267%       226%
Total return(d)                                                         5.33%(e)    11.32%       16.80%     (13.05%)   (27.04%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
41   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $9.19        $8.41        $7.35      $ 8.65     $12.12
                                                                        -----        -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              .08          .11          .10         .14        .13
Net gains (losses) (both realized and unrealized)                         .37          .77         1.06       (1.31)     (3.46)
                                                                        -----        -----        -----      ------     ------
Total from investment operations                                          .45          .88         1.16       (1.17)     (3.33)
                                                                        -----        -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                     (.08)        (.10)        (.10)       (.13)      (.14)
                                                                        -----        -----        -----      ------     ------
Net asset value, end of period                                          $9.56        $9.19        $8.41      $ 7.35     $ 8.65
                                                                        -----        -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $105         $113         $139        $152       $235
Ratio of expenses to average daily net assets(b)                        1.80%(c)     1.78%        1.77%       1.71%      1.64%
Ratio of net investment income (loss) to average daily net assets       1.42%(c)     1.23%        1.28%       1.41%      1.19%
Portfolio turnover rate (excluding short-term securities)                 65%         131%         130%        267%       226%
Total return(d)                                                         4.94%(e)    10.51%       15.89%     (13.72%)   (27.62%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
42   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $9.19        $8.41        $7.36      $ 8.67     $12.16
                                                                        -----        -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              .07          .12          .11         .13        .14
Net gains (losses) (both realized and unrealized)                         .39          .77         1.05       (1.31)     (3.48)
                                                                        -----        -----        -----      ------     ------
Total from investment operations                                          .46          .89         1.16       (1.18)     (3.34)
                                                                        -----        -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                     (.09)        (.11)        (.11)       (.13)      (.15)
                                                                        -----        -----        -----      ------     ------
Net asset value, end of period                                          $9.56        $9.19        $8.41      $ 7.36     $ 8.67
                                                                        -----        -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $3           $3           $2          $1         $1
Ratio of expenses to average daily net assets(b)                        1.80%(c)     1.78%        1.79%       1.73%      1.64%
Ratio of net investment income (loss) to average daily net assets       1.42%(c)     1.25%        1.21%       1.43%      1.20%
Portfolio turnover rate (excluding short-term securities)                 65%         131%         130%        267%       226%
Total return(d)                                                         4.95%(e)    10.57%       15.82%     (13.76%)   (27.58%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
43   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $9.25        $8.46        $7.40      $ 8.71     $12.21
                                                                        -----        -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              .11          .21          .18         .21        .23
Net gains (losses) (both realized and unrealized)                         .39          .77         1.06       (1.31)     (3.49)
                                                                        -----        -----        -----      ------     ------
Total from investment operations                                          .50          .98         1.24       (1.10)     (3.26)
                                                                        -----        -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                     (.13)        (.19)        (.18)       (.21)      (.24)
                                                                        -----        -----        -----      ------     ------
Net asset value, end of period                                          $9.62        $9.25        $8.46      $ 7.40     $ 8.71
                                                                        -----        -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $188         $182         $295        $322       $530
Ratio of expenses to average daily net assets(b)                         .86%(c)      .85%         .83%        .77%       .71%
Ratio of net investment income (loss) to average daily net assets       2.35%(c)     2.16%        2.22%       2.33%      2.12%
Portfolio turnover rate (excluding short-term securities)                 65%         131%         130%        267%       226%
Total return(d)                                                         5.42%(e)    11.63%       16.85%     (12.90%)   (26.91%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
44   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
45   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

                                                 Beginning          Ending          Expenses
                                               account value     account value     paid during       Annualized
                                               Oct. 1, 2004     March 31, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                    $1,000           $1,053.30          $5.27             1.03%
     Hypothetical (5% return before expenses)     $1,000           $1,019.80          $5.19             1.03%
Class B
     Actual(b)                                    $1,000           $1,049.40          $9.20             1.80%
     Hypothetical (5% return before expenses)     $1,000           $1,015.96          $9.05             1.80%
Class C
     Actual(b)                                    $1,000           $1,049.50          $9.20             1.80%
     Hypothetical (5% return before expenses)     $1,000           $1,015.96          $9.05             1.80%
Class Y
     Actual(b)                                    $1,000           $1,054.20          $4.40              .86%
     Hypothetical (5% return before expenses)     $1,000           $1,020.64          $4.33              .86%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +5.33% for Class A, +4.94% for Class B, +4.95% for Class C and +5.42% for Class Y.

--------------------------------------------------------------------------------
46   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
47   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Equity Income Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Equity Income Portfolio are AXP Diversified Equity Income Fund and American Express Financial Corporation. The shareholder report filed with this Form is the report provided to shareholders of AXP Diversified Equity Income Fund.

AXP(R)
  Diversified
     Equity Income
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

Investments in Securities                                             9

Financial Statements (Portfolio)                                     14

Notes to Financial Statements (Portfolio)                            17

Financial Statements (Fund)                                          21

Notes to Financial Statements (Fund)                                 24

Fund Expenses Example                                                33

Proxy Voting                                                         35

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                  Since             Years in industry
Warren Spitz                        11/00                    20
Steve Schroll                        2/04                    24
Laton Spahr, CFA                     2/04                     6

FUND OBJECTIVE

For investors primarily seeking a high level of current income and, secondarily, steady growth of capital.

Inception dates by class
A: 10/15/90    B: 3/20/95     C: 6/26/00    I: 3/4/04     Y: 3/20/95

Ticker symbols by class
A: INDZX       B: IDEBX       C: ADECX      I: ADIIX      Y: IDQYX

Total net assets                                      $4.316 billion

Number of holdings                                               142

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
  X                   LARGE
  X                   MEDIUM  SIZE
  X                   SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 23.8%
Energy 19.9%
Industrials 19.9%
Telecommunication services 7.8%
Materials 7.4%
Consumer discretionary 6.7%
Health care 4.8%
Short-term securities* 4.7%
Consumer staples 2.1%
Information technology 1.7%
Utilities 1.2%

* Of the 4.7%, 2.2% is due to security lending activity and 2.5% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets
Citigroup (Finance companies)                                      3.4%
Caterpillar (Machinery)                                            3.3
XL Capital Cl A (Insurance)                                        2.4
General Electric (Multi-industry)                                  2.4
Halliburton (Energy equipment & services)                          1.9
Fannie Mae (Financial services)                                    1.7
ACE (Insurance)                                                    1.7
St. Paul Travelers Companies (Insurance)                           1.7
Ingersoll-Rand Cl A (Machinery)                                    1.7
ChevronTexaco (Energy)                                             1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2005

                  +12.56%           +10.48%             +8.31%

+12.56% = AXP Diversified Equity Income Fund Class A (excluding sales charge) +10.48% = Russell 1000(R) Value Index(1) (unmanaged)
 +8.31% = Lipper Equity Income Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price- to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                               Class A               Class B                 Class C          Class I     Class Y
(Inception dates)            (10/15/90)             (3/20/95)               (6/26/00)        (3/4/04)    (3/20/95)
                                                            After                  After
                           NAV(1)    POP(2)    NAV(1)      CDSC(3)       NAV(1)   CDSC(4)      NAV(5)      NAV(6)
at March 31, 2005
6 months*                 +12.56%    +6.08%   +12.19%      +8.19%       +12.20%   +11.20%     +12.87%     +12.62%
1 year                    +14.58%    +7.99%   +13.77%      +9.77%       +13.69%   +13.69%     +15.13%     +14.74%
3 years                    +9.18%    +7.05%    +8.36%      +7.50%        +8.35%    +8.35%       N/A        +9.35%
5 years                    +6.95%    +5.69%    +6.15%      +5.99%         N/A       N/A         N/A        +7.14%
10 years                  +10.98%   +10.33%   +10.15%     +10.15%         N/A       N/A         N/A       +11.16%
Since inception           +12.49%   +12.03%   +10.31%     +10.31%       +7.29%    +7.29%      +11.95%     +11.32%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, AXP Diversified Equity Income Fund's portfolio management team discusses the Fund's positioning and results for the first half of fiscal year 2005.

Q: How did AXP Diversified Equity Income Fund perform for the six months ended March 31, 2005?

A: AXP Diversified Equity Income Fund rose 12.56% (Class A shares excluding sales charge) for the six months ended March 31, 2005. The Fund outpaced the 10.48% advance of the Russell 1000(R) Value Index and the 8.31% gain of the Lipper Equity Income Funds Index, representing the Fund's peer group.

Q:  What factors most significantly  affected performance?

A: The Fund's strong returns were boosted by its relatively modest exposure to the financials sector and its significant exposure to the energy sector. In the financials sector, moderate positions in regional and money center banks benefited relative results most. To a lesser degree, positions in the property & casualty insurance area, including AIG and XL Capital, detracted. A position in Fannie Mae also disappointed. In energy, most positions contributed to the Fund's relative results.

    Effective stock selection in health care, producer durables, diversified industries and transportation also contributed positively to the Fund's relative returns. Among the Fund's strongest individual stock performers for the semiannual period were PacifiCare Health Systems, Honeywell, Textron, Eaton, General Electric, Monsanto, Caterpillar, Ingersoll-Rand and Burlington Northern Santa Fe. Several building stocks also did well, including YORK International, Hanson and CEMEX.

    Detracting from the Fund's performance most was having only modest positions in consumer staples, electric utilities, and the retail and tobacco industries within the consumer discretionary sector.

    Several market factors affected results during the semiannual period. First, valuations between value and growth stocks narrowed dramatically to reach historical lows. Second, higher-dividend paying sectors outperformed lower-dividend paying sectors, aided by the strength of energy, financial and electric utility stocks.

--------------------------------------------------------------------------------
5   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund's strong returns were boosted by its relatively modest exposure to the financials sector and its significant exposure to the energy sector. (end callout quote)

    Third was surging oil prices. The price of crude oil rose almost 25% during the first quarter of 2005. While headline-dominating high energy costs put pressure on some parts of the market, such as transportation, record-setting crude oil prices fueled strong earnings growth at many energy companies and sent their stocks up sharply.

    Fourth was the weakening U.S. dollar. On a trade-weighted basis, the U.S. dollar declined approximately 3% over the six months ended March 31, 2005. A falling dollar benefited the Fund's holdings that either maintain operations internationally and/or export their domestic-made products overseas. This was especially the case for companies in the basic materials and energy sectors. Finally, the New York Attorney General's investigation into the insurance industry generated volatility in several stocks in the financials sector.

Q:  What changes did you make to the Fund's portfolio?

A: We increased the average market capitalization of the Fund's portfolio. We raised the Fund's exposure to large-cap pharmaceutical, media and energy companies. Within large-cap pharmaceuticals, we either increased or established positions in companies such as Abbott Labs, Pfizer and Wyeth. In media, we focused on industry giants Gannett and Time Warner. In energy, we emphasized exploration and production companies as well as oil services firms.

    We also trimmed the Fund's holding in PacifiCare Health Systems, taking some profits, and sold the Fund's shares in materials company Monsanto. We maintained the Fund's modest exposure to the autos & transportation sector, but within the sector, sold several of the portfolio's auto holdings and shifted to a somewhat more sizable position in rail companies.

--------------------------------------------------------------------------------
6   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Current yield on dividend-paying stocks is still quite attractive, and we anticipate this trend will continue. (end callout quote)

    As of March 31, 2005, the Fund had significant positions in energy, producer durables and materials. The Fund had more modest positions in consumer discretionary, consumer staples, utilities and financials. The Fund had a low turnover rate of 16% for the semiannual period.

Q:  How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow, but its expansion in the coming months may be at a slower pace than many anticipate. This sluggishness, in turn, could be the basis of increased volatility in stock prices going forward. Also, if the Federal Reserve Board increases interest rates more vigorously than the market currently expects in order to ward off inflationary pressures, then this could also raise volatility levels.

    Given this view along with our belief that large-capitalization equity valuations have become more reasonable, closing the gap with small-cap and mid-cap equities overall, we anticipate that large-cap stocks may outperform in the coming months. We further believe that style investing may become less critical in the period ahead, with equity returns increasingly dependent on individual sector and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. Stocks of companies that are less economically sensitive and more resistant to the impact of higher interest rates appear increasingly attractive. While we will stay disciplined to our deep value style of investing, we intend to continue to shift our bias more toward large-cap stocks within the Fund. We also intend to slightly modify our strategy in those four areas of the equity market where the portfolio has had significant allocations for some time now -- industrials, energy, telecommunications services and select financials.

--------------------------------------------------------------------------------
7   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    We intend to reduce the portfolio's exposure to industrials, which incorporates basic materials and producer durables, while still maintaining a sizable allocation. Within energy, we intend to emphasize oil services and drilling companies. Even with high oil prices, more capital spending will likely be required to maintain the production levels needed to meet strong demand. Within telecommunications services, we anticipate that wireline companies may become less attractive going forward, as the opportunities available in U.S. long distance providers may be realized over the next 12 months or so. Thus, we intend to de-emphasize this area while maintaining a focus on foreign telecommunications companies. We expect foreign telecommunications companies to benefit from improved fundamentals and little competition. Property and casualty insurance companies disappointed in 2004, but we believe that in the year ahead pricing in the industry will be sufficient to support strong earnings outlooks and, as a result, these insurance stocks may see some upside.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that stock dividends have historically outpaced the inflation rate. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. Corporate managements are increasingly choosing dividend increases over stock buybacks as a method of returning wealth to shareholders. The pace of corporate dividend increases heightened both in frequency and in magnitude during the fiscal year, with the number of companies either initiating or increasing dividend payments growing. Of those companies in the S&P 500 Index, 380 currently pay dividends. Since the federal tax legislation providing favorable income tax treatment to qualified dividend income from equity securities was passed in 2003, there have been 629 dividend rate increases among these S&P 500 companies.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors.

--------------------------------------------------------------------------------
8   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

Equity Income Portfolio

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.5%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (3.4%)
Goodrich                                      840,250              $32,173,173
Honeywell Intl                              1,310,900               48,778,589
Rockwell Automation                           410,200(d)            23,233,728
United Technologies                           424,000               43,103,840
Total                                                              147,289,330

Airlines (0.6%)
AMR                                         2,145,200(b,d)          22,953,640
Northwest Airlines                            630,200(b,d)           4,216,038
Total                                                               27,169,678

Automotive & related (0.7%)
Eaton                                         442,400               28,932,960

Banks and savings & loans (3.1%)
Bank of America                             1,381,368               60,918,329
Mellon Financial                            1,038,400               29,635,936
Washington Mutual                             488,700               19,303,650
Wells Fargo & Co                              406,400               24,302,720
Total                                                              134,160,635

Beverages & tobacco (1.5%)
Altria Group                                  961,100               62,846,329

Broker dealers (2.3%)
JPMorgan Chase & Co                           799,408               27,659,517
Lehman Brothers Holdings                      148,100               13,945,096
Merrill Lynch & Co                            478,600               27,088,760
Morgan Stanley                                498,800               28,556,300
Total                                                               97,249,673

Building materials & construction (2.6%)
CEMEX ADR                                     766,933(c)            27,801,321
Fluor                                         558,800               30,974,284
Hanson ADR                                  1,007,300(c)            47,443,830
Insituform Technologies Cl A                  268,500(b)             3,895,935
Total                                                              110,115,370

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Chemicals (2.5%)
Air Products & Chemicals                       94,800               $5,999,892
Cabot                                         124,000                4,145,320
Compass Minerals Intl                         569,300               14,488,685
Dow Chemical                                  901,500               44,939,775
EI du Pont de Nemours & Co                    721,100               36,949,164
Total                                                              106,522,836

Computer hardware (0.2%)
Hewlett-Packard                               464,800               10,197,712

Computer software & services (1.3%)
Electronic Data Systems                     1,640,700               33,913,269
Microsoft                                     869,700               21,020,649
Total                                                               54,933,918

Electronics (0.1%)
Energy Conversion Devices                     234,700(b,d)           5,334,731

Energy (12.7%)
Anadarko Petroleum                            146,900               11,179,090
Ballard Power Systems                         808,800(b,c)           4,181,496
BP ADR                                        176,500(c)            11,013,600
Burlington Resources                          292,400               14,640,468
ChevronTexaco                               1,179,900               68,799,968
ConocoPhillips                                282,400               30,454,016
Devon Energy                                  233,800               11,163,950
EnCana                                        329,300(c)            23,189,306
EOG Resources                                 144,200                7,028,308
Exxon Mobil                                 1,076,300               64,147,480
FuelCell Energy                               415,800(b,d)           4,149,684
Kerr-McGee                                    801,700               62,797,161
Marathon Oil                                1,182,600               55,487,592
Petroleo Brasileiro ADR                     1,347,200(c)            59,519,296
Pioneer Natural Resources                     523,700               22,372,464
Repsol ADR                                    780,200(c)            20,714,310
Total ADR                                     267,600(c)            31,370,748
Unocal                                        783,100               48,309,439
Total                                                              550,518,376

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Energy equipment & services (7.8%)
Baker Hughes                                1,491,800              $66,370,182
Halliburton                                 2,005,500               86,737,875
McDermott Intl                              2,609,500(b)            49,397,835
Schlumberger                                  955,500               67,343,640
Tidewater                                   1,693,400               65,805,524
Total                                                              335,655,056

Environmental services (0.5%)
Waste Management                              780,400               22,514,540

Finance companies (3.5%)
Citigroup                                   3,374,200              151,636,548

Financial services (2.6%)
Capital One Financial                         288,000               21,533,760
Fannie Mae                                  1,392,700               75,832,515
MBNA                                          557,700               13,691,535
PHH                                            72,265(b)             1,580,436
Total                                                              112,638,246

Food (0.7%)
Archer-Daniels-Midland                      1,274,500               31,327,210

Furniture & appliances (0.9%)
Whirlpool                                     558,400(d)            37,820,432

Health care products (2.6%)
Abbott Laboratories                           432,400               20,158,488
Bristol-Myers Squibb                          657,000(d)            16,727,220
Merck & Co                                    849,600               27,501,552
Pfizer                                      1,307,100               34,337,517
Wyeth                                         344,200               14,518,356
Total                                                              113,243,133

Health care services (2.0%)
PacifiCare Health Systems                   1,064,950(b)            60,616,954
Tenet Healthcare                            2,149,900(b)            24,788,347
Total                                                               85,405,301

Industrial transportation (2.0%)
Burlington Northern Santa Fe                  976,200               52,646,466
Union Pacific                                 485,700               33,853,290
Total                                                               86,499,756

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (12.6%)
ACE                                         1,833,400(c)           $75,664,418
Aon                                         1,449,500               33,106,580
Axis Capital Holdings                         315,300(c)             8,525,712
CIGNA                                         181,500               16,207,950
Endurance Specialty Holdings                  226,800(c)             8,582,112
Hartford Financial Services Group             165,800               11,367,248
Jefferson-Pilot                               485,300(d)            23,803,965
Lincoln Natl                                  485,300               21,906,442
Loews                                         688,600               50,639,644
Marsh & McLennan Companies                  1,513,700               46,046,754
Montpelier Re Holdings                        152,000(c)             5,342,800
Safeco                                        692,800               33,746,288
St. Paul Travelers Companies                2,056,820               75,546,999
Torchmark                                     479,700               25,040,340
UnumProvident                                 220,600                3,754,612
XL Capital Cl A                             1,479,125(c)           107,044,275
Total                                                              546,326,139

Leisure time & entertainment (2.2%)
Cendant                                     1,444,800               29,676,192
Royal Caribbean Cruises                     1,006,300               44,971,547
Viacom Cl B                                   533,300               18,574,839
Total                                                               93,222,578

Lodging & gaming (0.4%)
Starwood Hotels &
  Resorts Worldwide                           273,400               16,412,202

Machinery (7.2%)
Caterpillar                                 1,629,100              148,964,904
Deere & Co                                    319,900               21,474,887
Ingersoll-Rand Cl A                           934,200(c)            74,409,030
Parker Hannifin                               659,600               40,182,832
Tomkins ADR                                 1,183,000(c,d)          24,192,350
Total                                                              309,224,003

Media (1.7%)
Gannett                                       376,500               29,773,620
RR Donnelley & Sons                           730,600               23,101,572
Time Warner                                 1,071,300(b)            18,801,315
Total                                                               71,676,507

Metals (0.6%)
Alcoa                                         896,900               27,256,791

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Multi-industry (6.8%)
Ameron Intl                                     4,700                 $169,200
Cooper Inds Cl A                              311,100               22,249,872
Crane                                         795,700               22,908,203
Eastman Kodak                                 596,500               19,416,075
General Electric                            2,930,100              105,659,406
Pitney Bowes                                  270,800               12,218,496
Textron                                       681,200               50,831,144
YORK Intl                                   1,499,000               58,730,820
Total                                                              292,183,216

Paper & packaging (1.8%)
Abitibi-Consolidated                        1,884,200(c)             8,723,846
Intl Paper                                  1,112,300               40,921,517
MeadWestvaco                                  374,300               11,910,226
Weyerhaeuser                                  257,200               17,618,200
Total                                                               79,173,789

Precious metals (0.1%)
Freeport-McMoRan Copper &
  Gold Cl B                                   119,700                4,741,317

Real estate investment trust (0.1%)
Rayonier                                      125,000                6,191,250

Retail -- general (1.2%)
JC Penney                                     284,500               14,771,240
Sears Holdings                                119,572(b)            15,923,446
Wal-Mart Stores                               384,200               19,252,262
Total                                                               49,946,948

Utilities -- electric (0.2%)
FirstEnergy                                    88,200                3,699,990
Plug Power                                    693,600(b)             4,577,760
Total                                                                8,277,750

Utilities -- natural gas (1.0%)
NiSource                                    1,847,900               42,113,641

Utilities -- telephone (8.1%)
AT&T                                        2,921,300               54,774,375
BellSouth                                   2,082,500               54,748,925
BT Group                                   10,517,000(c)            40,840,982
MCI                                           524,100               13,050,090
SBC Communications                          2,406,800               57,017,092
Sprint                                      1,084,200               24,665,550
Telefonos de Mexico ADR Cl L                1,931,700(c)            66,701,601
Verizon Communications                      1,066,500(d)            37,860,750
Total                                                              349,659,365

Total common stocks
(Cost: $3,446,890,796)                                          $4,208,417,266

Preferred stocks (0.7%)
Issuer                                         Shares                 Value(a)
Schering-Plough
  6.00% Cv                                    268,200              $13,436,820
UnumProvident
  8.25% Cv                                    400,000               13,609,600
Xerox
  6.25% Cv                                     40,150                5,282,937

Total preferred stocks
(Cost: $27,425,000)                                                $32,329,357

Bond (0.1%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount
Calpine
  Sr Nts
   02-15-11               8.50%            $6,000,000(d)            $4,230,000

Total bond
(Cost: $5,102,137)                                                  $4,230,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Short-term securities (4.8%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (2.7%)
Federal Home Loan Bank Disc Nts
   04-01-05               2.58%            $4,200,000               $4,199,698
   04-08-05               2.65             20,000,000               19,988,222
Federal Home Loan Mtge Corp Disc Nts
   04-05-05               2.62             20,300,000               20,292,613
   04-19-05               2.73             23,700,000               23,665,852
Federal Natl Mtge Assn Disc Nts
   04-06-05               2.39              9,300,000                9,296,301
   05-16-05               2.82             15,000,000               14,946,142
   05-18-05               2.66             25,400,000               25,310,160
Total                                                              117,698,988

Commercial paper (2.1%)
CXC, LLP
   04-01-05               2.85              9,500,000                9,499,248
Jupiter Securitization
   04-28-05               2.80             20,000,000               19,956,600
Morgan Stanley & Co
   04-11-05               2.79             15,000,000               14,987,212
   04-13-05               2.79             15,000,000               14,984,888
Windmill Funding
   04-01-05               2.85             31,000,000               30,997,546
Total                                                               90,425,494

Total short-term securities
(Cost: $208,138,043)                                              $208,124,482

Total investments in securities
(Cost: $3,687,555,976)(f)                                       $4,453,101,105

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 15.0% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.2% of net assets. See Note 4 to the financial statements. 2.6% of net assets is the Portfolio's cash equivalent position.

(f) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $3,687,556,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $842,468,000
      Unrealized depreciation                                     (76,923,000)
                                                                  -----------
      Net unrealized appreciation                                $765,545,000
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

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13   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio
March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,687,555,976)                                         $4,453,101,105
Dividends and accrued interest receivable                                        5,408,179
Receivable for investment securities sold                                       24,390,947
U.S. government securities held as collateral (Note 4)                           2,275,563
                                                                                 ---------
Total assets                                                                 4,485,175,794
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                7,484,647
Payable for investment securities purchased                                     62,809,757
Payable upon return of securities loaned (Note 4)                               98,689,103
Accrued investment management services fee                                          54,996
Other accrued expenses                                                             127,979
                                                                                   -------
Total liabilities                                                              169,166,482
                                                                               -----------
Net assets                                                                  $4,316,009,312
                                                                            ==============
*Including securities on loan, at value (Note 4)                            $   93,132,788
                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
Equity Income Portfolio

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                     $ 49,850,797
Interest                                                                           972,601
Fee income from securities lending (Note 4)                                        218,450
   Less foreign taxes withheld                                                    (488,943)
                                                                                  --------
Total income                                                                    50,552,905
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                              11,098,910
Compensation of board members                                                        9,456
Custodian fees                                                                     146,100
Audit fees                                                                          15,000
Other                                                                               70,657
                                                                                    ------
Total expenses                                                                  11,340,123
                                                                                ----------
   Earnings credits on cash balances (Note 2)                                         (465)
                                                                                      ----
Total net expenses                                                              11,339,658
                                                                                ----------
Investment income (loss) -- net                                                 39,213,247
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              163,442,087
   Foreign currency transactions                                                   (14,511)
                                                                                   -------
Net realized gain (loss) on investments                                        163,427,576
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          249,022,078
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          412,449,654
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $451,662,901
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio
                                                                                    March 31, 2005             Sept. 30, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations
Investment income (loss) -- net                                                    $   39,213,247            $   65,091,154
Net realized gain (loss) on investments                                               163,427,576                93,256,791
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 249,022,078               412,528,299
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                       451,662,901               570,876,244
                                                                                      -----------               -----------
Proceeds from contributions                                                           415,944,773               658,005,554
Fair value of withdrawals                                                              (5,696,239)              (12,469,767)
                                                                                       ----------               -----------
Net contributions (withdrawals) from partners                                         410,248,534               645,535,787
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               861,911,435             1,216,412,031
Net assets at beginning of period                                                   3,454,097,877             2,237,685,846
                                                                                    -------------             -------------
Net assets at end of period                                                        $4,316,009,312            $3,454,097,877
                                                                                   ==============            ==============

See accompanying notes to financial statements.

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16   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Equity Income Portfolio

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio invests primarily in dividend-paying common and preferred stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the

--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT
market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market-discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.4% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,815,462 for the six months ended March 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2005, the Portfolio's custodian fees were reduced by $465 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

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19   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,032,603,647 and $634,547,459, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $1,716 for the six months ended March 31, 2005.

4. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $93,132,788 were on loan to brokers. For collateral, the Portfolio received $96,413,540 in cash and U.S. government securities valued at $2,275,563. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $218,450 for the six months ended March 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                            2005(e)       2004        2003        2002      2001
Ratio of expenses to average daily net assets(a)                         .57%(b)       .58%        .49%        .53%      .49%
Ratio of net investment income (loss) to average daily net assets       1.99%(b)      2.15%       2.49%       2.05%     1.82%
Portfolio turnover rate (excluding short-term securities)                 16%           18%         38%         40%      105%
Total return(c)                                                        12.80%(d)     23.79%      32.76%     (17.44%)   (6.61%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended March 31, 2005 (Unaudited).

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20   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund
March 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $4,315,865,692
Capital shares receivable                                                                                         3,006,034
                                                                                                                  ---------
Total assets                                                                                                  4,318,871,726
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              647,503
Accrued distribution fee                                                                                             51,973
Accrued service fee                                                                                                     201
Accrued transfer agency fee                                                                                          10,672
Accrued administrative services fee                                                                                   3,241
Other accrued expenses                                                                                              133,703
                                                                                                                    -------
Total liabilities                                                                                                   847,293
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $4,318,024,433
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    3,913,714
Additional paid-in capital                                                                                    3,481,191,492
Undistributed net investment income                                                                              13,358,653
Accumulated net realized gain (loss) (Note 5)                                                                    54,046,265
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         765,514,309
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $4,318,024,433
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $3,062,306,163
                                                           Class B                                           $1,095,708,474
                                                           Class C                                           $   48,001,944
                                                           Class I                                           $   38,185,505
                                                           Class Y                                           $   73,822,347
Net asset value per share of outstanding capital stock:    Class A shares                 277,336,149        $        11.04
                                                           Class B shares                  99,535,350        $        11.01
                                                           Class C shares                   4,364,997        $        11.00
                                                           Class I shares                   3,454,025        $        11.06
                                                           Class Y shares                   6,680,840        $        11.05
                                                                                            ---------        --------------

See accompanying notes to financial statements.

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21   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Six months ended
March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                   $ 49,849,039
Interest                                                                                                         972,811
Fee income from securities lending                                                                               218,443
     Less foreign taxes withheld                                                                                (488,926)
                                                                                                                --------
Total income                                                                                                  50,551,367
                                                                                                              ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                             11,339,259
Distribution fee
     Class A                                                                                                   3,493,683
     Class B                                                                                                   5,002,437
     Class C                                                                                                     218,075
Transfer agency fee                                                                                            2,876,852
Incremental transfer agency fee
     Class A                                                                                                     201,639
     Class B                                                                                                     144,323
     Class C                                                                                                       6,975
Service fee -- Class Y                                                                                            36,377
Administrative services fees and expenses                                                                        568,246
Compensation of board members                                                                                      6,632
Printing and postage                                                                                             415,000
Registration fees                                                                                                 90,200
Audit fees                                                                                                         5,000
Other                                                                                                             38,316
                                                                                                                  ------
Total expenses                                                                                                24,443,014
     Earnings credits on cash balances (Note 2)                                                                  (31,851)
                                                                                                                 -------
Total net expenses                                                                                            24,411,163
                                                                                                              ----------
Investment income (loss) -- net                                                                               26,140,204
                                                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                   163,435,363
     Foreign currency transactions                                                                               (14,511)
                                                                                                                 -------
Net realized gain (loss) on investments                                                                      163,420,852
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                      249,013,871
                                                                                                             -----------
Net gain (loss) on investments and foreign currencies                                                        412,434,723
                                                                                                             -----------
Net increase (decrease) in net assets resulting from operations                                             $438,574,927
                                                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund
                                                                                    March 31, 2005              Sept. 30, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $   26,140,204            $   44,053,002
Net realized gain (loss) on investments                                               163,420,852                93,252,358
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 249,013,871               412,510,870
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                       438,574,927               549,816,230
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net investment income
   Class A                                                                            (21,331,086)              (30,850,858)
   Class B                                                                             (3,825,040)               (5,770,731)
   Class C                                                                               (167,142)                 (240,836)
   Class I                                                                               (338,747)                 (144,394)
   Class Y                                                                               (593,205)                 (960,664)
                                                                                         --------                  --------
Total distributions                                                                   (26,255,220)              (37,967,483)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                            519,453,201               847,398,657
   Class B shares                                                                     200,173,749               314,342,684
   Class C shares                                                                      10,077,068                19,606,728
   Class I shares                                                                      27,932,505                19,813,803
   Class Y shares                                                                       6,096,606                19,008,249
Reinvestment of distributions at net asset value
   Class A shares                                                                      20,633,422                29,730,112
   Class B shares                                                                       3,750,803                 5,649,888
   Class C shares                                                                         162,127                   232,895
   Class I shares                                                                         338,697                   144,280
   Class Y shares                                                                         351,774                   542,784
Payments for redemptions
   Class A shares                                                                    (224,914,022)             (316,122,621)
   Class B shares (Note 2)                                                            (89,665,428)             (213,635,413)
   Class C shares (Note 2)                                                             (4,866,342)               (6,303,553)
   Class I shares                                                                     (10,982,648)               (2,503,628)
   Class Y shares                                                                      (7,326,300)              (13,765,705)
                                                                                       ----------               -----------
Increase (decrease) in net assets from capital share transactions                     451,215,212               704,139,160
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               863,534,919             1,215,987,907
Net assets at beginning of period                                                   3,454,489,514             2,238,501,607
                                                                                    -------------             -------------
Net assets at end of period                                                        $4,318,024,433            $3,454,489,514
                                                                                   ==============            ==============
Undistributed net investment income                                                $   13,358,653            $   13,473,669
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Diversified Equity Income Fund

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.88% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in dividend-paying common and preferred stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at March 31, 2005 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good

--------------------------------------------------------------------------------
24   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT
faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

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25   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,351,793 for Class A, $405,036 for Class B and $5,595 for Class C for the six months ended March 31, 2005.

--------------------------------------------------------------------------------
26   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

During the six months ended March 31, 2005, the Fund's transfer agency fees were reduced by $31,851 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended March 31, 2005
                                              Class A        Class B      Class C      Class I     Class Y
Sold                                       47,889,871     18,550,745      935,326    2,623,154     565,461
Issued for reinvested distributions         1,869,893        340,686       14,741       30,657      31,863
Redeemed                                  (20,859,365)    (8,330,529)    (453,732)    (998,258)   (664,781)
                                          -----------     ----------     --------     --------    --------
Net increase (decrease)                    28,900,399     10,560,902      496,335    1,655,553     (67,457)
                                           ----------     ----------      -------    ---------     -------

                                                                 Year ended Sept. 30, 2004
                                              Class A        Class B      Class C     Class I*     Class Y
Sold                                       89,467,023     33,396,010    2,087,177    2,047,527   1,994,693
Issued for reinvested distributions         3,087,132        587,412       24,227       14,750      56,342
Redeemed                                  (33,291,976)   (22,552,582)    (662,299)    (263,805) (1,451,072)
                                          -----------    -----------     --------     --------  ----------
Net increase (decrease)                    59,262,179     11,430,840    1,449,105    1,798,472     599,963
                                           ----------     ----------    ---------    ---------     -------

* Inception date was March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $77,193,402 at Sept. 30, 2004, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.88        $8.14       $6.26      $ 8.18      $8.96
                                                                        ------        -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                               .08          .15         .14         .13        .12
Net gains (losses) (both realized and unrealized)                         1.16         1.73        1.86       (1.45)      (.75)
                                                                        ------        -----       -----      ------      -----
Total from investment operations                                          1.24         1.88        2.00       (1.32)      (.63)
                                                                        ------        -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                      (.08)        (.14)       (.12)       (.12)      (.12)
Excess distributions from net investment income                             --           --          --          --       (.01)
Distributions from realized gains                                           --           --          --        (.48)      (.02)
                                                                        ------        -----       -----      ------      -----
Total distributions                                                       (.08)        (.14)       (.12)       (.60)      (.15)
                                                                        ------        -----       -----      ------      -----
Net asset value, end of period                                          $11.04        $9.88       $8.14      $ 6.26      $8.18
                                                                        ------        -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $3,062       $2,455      $1,539      $1,243     $1,489
Ratio of expenses to average daily net assets(b)                         1.04%(c)     1.06%       1.04%       1.02%       .95%
Ratio of net investment income (loss) to average daily net assets        1.52%(c)     1.67%       1.94%       1.55%      1.38%
Portfolio turnover rate (excluding short-term securities)                  16%          18%         38%         40%       105%
Total return(d)                                                         12.56%(e)    23.09%      32.17%     (17.87%)    (7.03%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.85        $8.12       $6.25      $ 8.17      $8.94
                                                                        ------        -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                               .04          .06         .08         .06        .06
Net gains (losses) (both realized and unrealized)                         1.16         1.73        1.86       (1.44)      (.74)
                                                                        ------        -----       -----      ------      -----
Total from investment operations                                          1.20         1.79        1.94       (1.38)      (.68)
                                                                        ------        -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                      (.04)        (.06)       (.07)       (.06)      (.06)
Excess distributions from net investment income                             --           --          --          --       (.01)
Distributions from realized gains                                           --           --          --        (.48)      (.02)
                                                                        ------        -----       -----      ------      -----
Total distributions                                                       (.04)        (.06)       (.07)       (.54)      (.09)
                                                                        ------        -----       -----      ------      -----
Net asset value, end of period                                          $11.01        $9.85       $8.12      $ 6.25      $8.17
                                                                        ------        -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,096         $877        $629        $529       $558
Ratio of expenses to average daily net assets(b)                         1.81%(c)     1.83%       1.81%       1.79%      1.71%
Ratio of net investment income (loss) to average daily net assets         .76%(c)      .89%       1.18%        .79%       .62%
Portfolio turnover rate (excluding short-term securities)                  16%          18%         38%         40%       105%
Total return(d)                                                         12.19%(e)    22.11%      31.10%     (18.50%)    (7.70%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.84        $8.11       $6.25      $ 8.17      $8.94
                                                                        ------        -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                               .03          .07         .08         .07        .06
Net gains (losses) (both realized and unrealized)                         1.17         1.73        1.85       (1.45)      (.74)
                                                                        ------        -----       -----      ------      -----
Total from investment operations                                          1.20         1.80        1.93       (1.38)      (.68)
                                                                        ------        -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                      (.04)        (.07)       (.07)       (.06)      (.06)
Excess distributions from net investment income                             --           --          --          --       (.01)
Distributions from realized gains                                           --           --          --        (.48)      (.02)
                                                                        ------        -----       -----      ------      -----
Total distributions                                                       (.04)        (.07)       (.07)       (.54)      (.09)
                                                                        ------        -----       -----      ------      -----
Net asset value, end of period                                          $11.00        $9.84       $8.11      $ 6.25      $8.17
                                                                        ------        -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $48          $38         $20         $12         $5
Ratio of expenses to average daily net assets(b)                         1.81%(c)     1.83%       1.83%       1.82%      1.71%
Ratio of net investment income (loss) to average daily net assets         .75%(c)      .92%       1.15%        .83%       .73%
Portfolio turnover rate (excluding short-term securities)                  16%          18%         38%         40%       105%
Total return(d)                                                         12.20%(e)    22.18%      30.96%     (18.48%)    (7.67%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(g)      2004(b)
Net asset value, beginning of period                                    $ 9.89       $10.03
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .10          .19
Net gains (losses) (both realized and unrealized)                         1.17         (.19)
                                                                        ------       ------
Total from investment operations                                          1.27           --
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.10)        (.14)
                                                                        ------       ------
Net asset value, end of period                                          $11.06       $ 9.89
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $38          $18
Ratio of expenses to average daily net assets(c)                          .63%(d)      .63%(d)
Ratio of net investment income (loss) to average daily net assets        1.94%(d)     2.35%(d)
Portfolio turnover rate (excluding short-term securities)                  16%          18%
Total return(e)                                                         12.87%(f)      .02%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.89        $8.14       $6.26      $ 8.18      $8.96
                                                                        ------        -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                               .08          .16         .15         .14        .14
Net gains (losses) (both realized and unrealized)                         1.17         1.74        1.86       (1.45)      (.75)
                                                                        ------        -----       -----      ------      -----
Total from investment operations                                          1.25         1.90        2.01       (1.31)      (.61)
                                                                        ------        -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                      (.09)        (.15)       (.13)       (.13)      (.14)
Excess distributions from net investment income                             --           --          --          --       (.01)
Distributions from realized gains                                           --           --          --        (.48)      (.02)
                                                                        ------        -----       -----      ------      -----
Total distributions                                                       (.09)        (.15)       (.13)       (.61)      (.17)
                                                                        ------        -----       -----      ------      -----
Net asset value, end of period                                          $11.05        $9.89       $8.14      $ 6.26      $8.18
                                                                        ------        -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $74          $67         $50         $26        $22
Ratio of expenses to average daily net assets(b)                          .88%(c)      .90%        .87%        .86%       .78%
Ratio of net investment income (loss) to average daily net assets        1.69%(c)     1.83%       2.11%       1.74%      1.56%
Portfolio turnover rate (excluding short-term securities)                  16%          18%         38%         40%       105%
Total return(d)                                                         12.62%(e)    23.41%      32.39%     (17.75%)    (6.82%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
32   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

                                                Beginning              Ending               Expenses
                                               account value        account value         paid during              Annualized
                                               Oct. 1, 2004        March 31, 2005         the period(a)           expense ratio
Class A
   Actual(b)                                      $1,000              $1,125.60               $5.51                   1.04%
   Hypothetical (5% return before expenses)       $1,000              $1,019.75               $5.24                   1.04%
Class B
   Actual(b)                                      $1,000              $1,121.90               $9.58                   1.81%
   Hypothetical (5% return before expenses)       $1,000              $1,015.91               $9.10                   1.81%
Class C
   Actual(b)                                      $1,000              $1,122.00               $9.58                   1.81%
   Hypothetical (5% return before expenses)       $1,000              $1,015.91               $9.10                   1.81%
Class I
   Actual(b)                                      $1,000              $1,128.70               $3.34                    .63%
   Hypothetical (5% return before expenses)       $1,000              $1,021.79               $3.18                    .63%
Class Y
   Actual(b)                                      $1,000              $1,126.20               $4.66                    .88%
   Hypothetical (5% return before expenses)       $1,000              $1,020.54               $4.43                    .88%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +12.56% for Class A, +12.19% for Class B, +12.20% for Class C, +12.87% for Class I and +12.62% for Class Y.

--------------------------------------------------------------------------------
34   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Equity Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Equity Portfolio are AXP Stock Fund and American Express Financial Corporation. The shareholder report filed with this Form is the report provided to shareholders of AXP Stock Fund.

AXP(R)
  Stock Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Stock Fund seeks to provide shareholders with current income and growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                          3

Performance Summary                                                    4

Questions & Answers
   with Portfolio Management                                           5

Investments in Securities                                             10

Financial Statements (Portfolio)                                      15

Notes to Financial Statements (Portfolio)                             18

Financial Statements (Fund)                                           23

Notes to Financial Statements (Fund)                                  26

Fund Expenses Example                                                 35

Proxy Voting                                                          37

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                     Since          Years in industry
Mike Kennedy, CFA                       7/99                 34
Scott Mullinix, CFA                     6/04                 15
Dimitris Bertsimas                     10/04                 11
Gina Mourtzinou                        10/04                  8

FUND OBJECTIVE

For investors seeking current income and growth of capital.

Inception dates by class
A: 4/6/45     B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INSTX      B: IDSBX     C: --        I: --        Y: IDSYX

Total net assets                                         $2.095 billion

Number of holdings                                                  210

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
          X           LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Industrials 16.5%
Consumer discretionary 15.4%
Financials 12.4%
Health care 12.4%
Energy 10.6%
Consumer staples 9.0%
Information technology 8.6%
Materials 5.2%
Utilities 5.0%
Short-term securities* 3.0%
Telecommunication services 1.8%
Telecommunications 0.1%

* Of the 3.0%,1.0% is due to security lending activity and 2.0% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

General Electric (Multi-industry)                               4.3%
Exxon Mobil (Energy)                                            4.0
Johnson & Johnson (Health care products)                        3.9
Bank of America (Banks and savings & loans)                     2.3
United Technologies (Aerospace & defense)                       2.1
Target (Retail -- general)                                      1.9
ConocoPhillips (Energy)                                         1.9
Citigroup (Finance companies)                                   1.8
Microsoft (Computer software & services)                        1.8
Wal-Mart Stores (Retail -- general)                             1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2005

               +6.44%                +6.88%              +6.04%

+6.44% = AXP Stock Fund Class A (excluding sales charge)
+6.88% = S&P 500 Index(1) (unmanaged)
+6.04% = Lipper Large-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.
The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A             Class B               Class C            Class I      Class Y
(Inception dates)            (4/6/45)            (3/20/95)             (6/26/00)          (3/4/04)     (3/20/95)
                                                        After                  After
                        NAV(1)    POP(2)    NAV(1)     CDSC(3)    NAV(1)      CDSC(4)      NAV(5)       NAV(6)
at March 31, 2005
6 months*               +6.44%    +0.32%    +6.04%     +2.04%     +6.06%      +5.06%       +6.70%       +6.58%
1 year                  +4.00%    -1.98%    +3.20%     -0.80%     +3.25%      +3.25%       +4.39%       +4.16%
3 years                 +0.50%    -1.46%    -0.27%     -1.27%     -0.27%      -0.27%         N/A        +0.67%
5 years                 -4.60%    -5.72%    -5.34%     -5.50%       N/A         N/A          N/A        -4.44%
10 years                +7.21%    +6.58%    +6.39%     +6.39%       N/A         N/A          N/A        +7.36%
Since inception         +9.77%    +9.67%    +6.50%     +6.50%     -4.32%      -4.32%       +2.23%       +7.47%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, the Fund's portfolio management team -- Mike Kennedy and Scott Mullinix in Minneapolis and Dimitris Bertsimas and Gina Mourtzinou in Cambridge, Ma. -- discuss the Fund's results and positioning for the first half of the 2005 fiscal year. On Oct. 1, 2004, Bertsimas and Mourtzinou began managing approximately 25% of the Fund's assets using a quantitative investing approach.

Q:  How did AXP Stock Fund perform for the six months ended March 31, 2005?

A:  AXP Stock Fund's Class A shares rose 6.44%, excluding sales charge for the six months ended March 31, 2005. The Fund outperformed its peer group as represented by the Lipper Large-Cap Core Funds Index, which gained 6.04%. The Fund's benchmark, the broad-based Standard & Poor's 500 Index (S&P 500 Index), rose 6.88% for the same six-month period.

Q:  What factors most significantly affected performance?

    Kennedy and Mullinix: During the six-month period, the best performing sector within our portion of the portfolio was the industrial sector. Our strategy in the sector was to focus on companies whose earnings were leveraged to economic growth. The Fund benefited from our substantially larger-than- S&P 500 Index position with particularly strong performance from Rockwell Automation. Rockwell provides manufacturing companies with controls and software systems that enhance customers' productivity. We are still quite pleased with the company's prospects and think it could be a strong performer for some time. Other stocks within the industrial sector that performed well for the Fund include 3M, General Electric and Tyco, each of which significantly outperformed the sector and the market.

    A lower-than-S&P 500 Index allocation to financial stocks was the second most significant contributor to relative performance. Financials underperformed the overall market but good stock selection helped our returns in this sector. Based on our concerns about the impact of rising interest rates, we emphasized financial stocks that had exposure to the capital markets. We anticipated increased merger and acquisition activity and focused on companies that could benefit from that environment, rather than those that are more sensitive to interest rate trends.

    Energy was the best performing sector of the S&P 500 Index, and we benefited from a larger-than-S&P 500 Index position. Our energy holdings also performed better than the index sector. Significant contributors included equipment and services stock Transocean, as well as oil and gas companies EnCana and ConocoPhillips.

--------------------------------------------------------------------------------
5   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> During the six-month period, the best performing sector within our portion of the portfolio was the industrial sector. (end callout quote)

    -- Mike Kennedy and Scott Mullinix

    Our results in the technology sector detracted from relative return, largely due to underperformance of several individual technology holdings. These included Xerox, which was a small position in the Fund, but had a meaningful impact due to its decline during the period. Telecommunications equipment companies Motorola and Qualcomm also detracted from performance.

    The Fund's consumer discretionary positioning hurt our results. Our allocation to the sector was about market weight, but the sector outperformed the S&P 500 Index for the period. eBay and Carnival were key detractors. Internet retailer eBay had advanced sharply in 2004, but gave back a meaningful portion of those gains in the first quarter of 2005 following an unfavorable earnings release. Carnival, like other cruise lines, has been negatively affected by high oil prices. We still hold Carnival and believe that a drop in oil prices will relieve the earnings pressure as long as the company's bookings remain strong.

    Bertsimas and Mourtzinou: The portfolio segment that we manage performed quite well during the semiannual fiscal period. Our quantitative approach relies on computer modeling for individual stock selection. To manage our segment of this Fund, we use three separate time-tested models.

    o Our momentum model, which selects groups of companies that appear to have improving prospects based on the historical pattern of stock returns, did well throughout the period.

    o Our value model, which uses our proprietary corporate earnings estimates to buy stocks that appear undervalued based on historical price/earnings (P/E) ratios, performed well in the first three months of the period and was neutral in the final three months.

    o Our final model, the quality model, attempts to predict returns of stocks based on valuation measures adjusted for quality, using parameters such as high earnings, low volatility of

--------------------------------------------------------------------------------
6   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have been a bit more conservative in our view of the broad equity market, given current valuations and historical averages. (end callout quote)

       -- Dimitris Bertsimas and Gina Mourtzinou

        earnings and low debt. This quality model did its job very well in first three months of 2005, helping to support performance in a weak market.

    A larger-than-S&P 500 Index position in energy was particularly beneficial during the period. Our energy position was very close to our maximum overweight of 6% over the index. Stock selection within the energy sector also added to relative return. ConocoPhillips and Exxon Mobil were among our top performers for the six-month period.

    Our holdings of consumer staples stocks were also larger than those of the
     S&P 500 Index, which had a positive impact on performance. Stock selection in the sector was an even more significant positive. Food and tobacco company Altria Group was one of the top holdings selected by our models and was a leading contributor during the period.

    A slightly larger-than-S&P 500 Index position in health care was beneficial, as was the performance of our individual health care holdings, largely due to favorable results from Johnson & Johnson. In the technology sector, the benefit of a smaller-than-S&P 500 Index allocation offset the impact of weaker stock selection.

    On the negative side, our consumer discretionary and financial positions detracted from relative return. Although we had a slightly larger-than-S&P 500 Index position in the consumer discretionary sector, which was advantageous during this period, stock selection within the sector had a negative impact. We owned both eBay and General Motors, which were among the worst detractors for the quarter. While eBay suffered from its unfavorable fourth quarter earnings release, General Motors lowered its earnings guidance for the remainder of 2005. In the financial sector, a smaller-than-S&P 500 Index allocation was effective, but owning Fannie Mae led to below-benchmark stock performance

--------------------------------------------------------------------------------
7   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    as the mortgage financer continued to suffer from regulatory and accounting-related difficulties.

Q:  What changes did you make to the Fund and how is it currently positioned?

    Kennedy and Mullinix: We generally start with an economic scenario and then strive to pick stocks that will benefit from the scenario. At the start of the fiscal period, we had larger-than-S&P 500 Index positions in energy, materials and industrials, based on our expectations for continued economic strength. In the first three months of the semiannual period, we began to pare back our energy holdings. We also took some profits in industrial and materials stocks, slightly reducing the weightings in both sectors. Within the materials sector, we also made a modest change, moving our emphasis toward chemical companies. This is consistent with our belief that lower energy prices will lead to reduced costs for these companies, allowing them to benefit should demand continue to rise as we anticipate. Consequently, we think we will see rising earnings estimates for chemical stocks, more so than in other areas such as paper.

    Because we think interest rates will continue to creep up, we do not see much opportunity in the financial area, where we have made changes only at the margin.

    In the final three months of the period, we reduced our technology weighting. We eliminated a number of names and trimmed others, due to our valuation and our earnings outlook. We also increased the health care weighting and ended the period with the sector about market weight. Health care stocks had been underperforming for over a year and the valuations became very attractive to us.

    Bertsimas and Mourtzinou: There were few changes to our sector allocations, which are a by-product of the individual stocks selected by our three models. The models continued to favor energy stocks, leading to an increase in the energy weighting. However, since we were already close to what we feel should be our maximum position, the increase was very slight.

    In response to the Sears/Kmart merger, we took some of our Sears stock in cash and some in shares of the new combined company, Sears Holdings. At the very end of the quarter, we used the cash to add more exposure to international stocks. Our separate asset allocation model favors international stocks and with the weak dollar, we see these stocks as attractive opportunities for the Fund.

--------------------------------------------------------------------------------
8   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

    Kennedy and Mullinix: We continue to believe that interest rate and inflation worries are overblown. We do not anticipate interest rates or inflation rising rapidly enough to abort the global recovery. As we move through the second calendar quarter, we think there will be a lot of concern about these factors; however, we believe growth in second half of 2005 will be better than expected. Therefore, our portion of the portfolio has relatively high positions in materials and industrials. We prefer companies that demonstrate either pricing power or good dividend yields. We are less excited about consumer discretionary stocks because we have concerns about consumer spending behavior. We brought our energy allocation down to a market weight because we think oil prices will drift lower.

    In our view, the second quarter of 2005 could be very critical because the market is questioning the recovery and the duration of it. We experienced a similar situation last year and people then became very positive and earnings came through much higher than anticipated in the second, third, and fourth quarters of 2004. Overall, we are more optimistic about the second half of the year than the market consensus, and we believe the global recovery will continue into next year.

    Bertsimas and Mourtzinou: We have been a bit more conservative in our view of the broad equity market, given current valuations and historical averages. Thus, we intend to maintain the high quality of the Fund's portfolio, while at the same time maintaining our style diversification. We are optimistic that market trends will favor our momentum model during 2005, since it has lagged during the past two years. However, if the market languishes, we anticipate that our quality model should help to support the portfolio's performance, as it did in the first three months of 2005.

    Our asset allocation models favor international stocks and U.S. large-cap stocks over small-cap stocks. Our focus going forward is to keep using our three well-tested models to find the best performing stocks regardless of market conditions. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the portfolio segment. We also intend to continue to employ our risk controls, including constraints on market capitalization, price, quality, turnover and transaction costs.

--------------------------------------------------------------------------------
9   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

Equity Portfolio

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.6%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (5.1%)
Boeing                                        315,460              $18,441,792
General Dynamics                               10,866                1,163,205
Lockheed Martin                               265,027               16,182,549
Raytheon                                       62,202                2,407,217
Rockwell Automation                           416,657               23,599,452
Rockwell Collins                               23,054                1,097,140
United Technologies                           440,593               44,790,685
Total                                                              107,682,040

Automotive & related (0.7%)
Dana                                           30,576                  391,067
Delphi                                        111,477                  499,417
Ford Motor                                    266,524(d)             3,019,717
General Motors                                151,189(d)             4,443,444
Genuine Parts                                  42,125                1,832,016
Johnson Controls                               25,635                1,429,408
PACCAR                                         28,107                2,034,666
Total                                                               13,649,735

Banks and savings & loans (4.3%)
Bank of America                             1,104,709               48,717,666
Bank of New York                                6,270                  182,144
Comerica                                       21,570                1,188,076
First Horizon Natl                             18,047                  736,137
Natl City                                     146,869                4,920,112
Regions Financial                              29,089                  942,484
US Bancorp                                    300,000                8,646,000
Washington Mutual                             155,877                6,157,142
Wells Fargo & Co                              300,000               17,939,999
Total                                                               89,429,760

Beverages & tobacco (2.3%)
Altria Group                                  267,747               17,507,976
Coca-Cola                                     281,849               11,744,648
PepsiCo                                       311,159               16,500,762
Reynolds American                              20,570                1,657,736
Total                                                               47,411,122

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Broker dealers (1.6%)
Bear Stearns Companies                         22,687               $2,266,431
Franklin Resources                             13,808                  947,919
JPMorgan Chase & Co                           260,517                9,013,888
Lehman Brothers Holdings                       30,396                2,862,087
Merrill Lynch & Co                             12,400                  701,840
Morgan Stanley                                300,000               17,175,001
Total                                                               32,967,166

Building materials & construction (0.2%)
American Standard Companies                    15,689                  729,225
Masco                                          64,461                2,234,862
Sherwin-Williams                               12,550                  552,075
Total                                                                3,516,162

Cable (1.0%)
Comcast Special Cl A                          600,000(b)            20,040,000

Cellular telecommunications (0.1%)
Nextel Communications Cl A                     43,093(b)             1,224,703

Chemicals (3.0%)
Air Products & Chemicals                      400,000               25,316,000
Dow Chemical                                  500,000               24,925,000
Eastman Chemical                               12,819                  756,321
EI du Pont de Nemours & Co                    200,000               10,248,000
Engelhard                                      19,253                  578,168
Total                                                               61,823,489

Computer hardware (1.6%)
Apple Computer                                318,045(b)            13,252,935
Dell                                          500,000(b)            19,210,000
Network Appliance                              32,404(b)               896,295
Total                                                               33,359,230

Computer software & services (4.5%)
Adobe Systems                                  48,417                3,252,170
Autodesk                                      155,734                4,634,644
Automatic Data Processing                      45,453                2,043,112
Convergys                                      40,151(b)               599,454
Electronic Data Systems                        44,695                  923,846

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Computer software & services (cont.)
Google Cl A                                    80,000(b)           $14,440,800
Intl Business Machines                        200,000               18,276,000
Microsoft                                   1,607,919               38,863,403
NCR                                            21,612(b)               729,189
Oracle                                        680,701(b)             8,495,148
Symantec                                      121,657(b)             2,594,944
Total                                                               94,852,710

Electronics (1.5%)
Maxim Integrated Products                     400,000               16,348,000
Xilinx                                        500,000               14,615,000
Total                                                               30,963,000

Energy (9.6%)
Amerada Hess                                   17,041                1,639,515
Anadarko Petroleum                             87,059                6,625,190
Apache                                        300,000               18,369,000
Burlington Resources                           65,069                3,258,005
ChevronTexaco                                 170,600                9,947,686
ConocoPhillips                                364,709               39,330,218
Devon Energy                                   94,734                4,523,549
EnCana                                        300,000(c)            21,126,000
Exxon Mobil                                 1,405,599               83,773,699
Occidental Petroleum                          106,246                7,561,528
Valero Energy                                  66,405                4,865,494
Total                                                              201,019,884

Energy equipment & services (1.1%)
Baker Hughes                                   45,570                2,027,409
Halliburton                                    19,291                  834,336
Noble                                          16,812                  945,003
Schlumberger                                  100,000                7,048,000
Transocean                                    252,761(b)            13,007,081
Total                                                               23,861,829

Finance companies (1.9%)
Citigroup                                     867,852               39,001,269
MGIC Investment                                28,521                1,758,890
Total                                                               40,760,159

Financial services (3.0%)
Capital One Financial                         200,000               14,954,000
Countrywide Financial                         214,846                6,973,901
Fannie Mae                                    234,761               12,782,736
Freddie Mac                                    58,629                3,705,353
Goldman Sachs Group                           200,000               21,998,001
SLM                                            38,822                1,934,888
Total                                                               62,348,879

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Food (1.2%)
Kellogg                                       300,000              $12,981,000
WM Wrigley Jr                                 200,000               13,114,000
Total                                                               26,095,000

Furniture & appliances (0.1%)
Black & Decker                                 21,880                1,728,301
Stanley Works                                   4,742                  214,670
Whirlpool                                       9,416                  637,746
Total                                                                2,580,717

Health care products (8.6%)
Abbott Laboratories                           322,876               15,052,479
Amgen                                         300,000(b)            17,463,000
Becton, Dickinson & Co                         56,167                3,281,276
Biomet                                         15,257                  553,829
Bristol-Myers Squibb                           30,259                  770,394
CR Bard                                        14,293                  973,067
Gilead Sciences                                64,976(b)             2,326,141
Johnson & Johnson                           1,227,350(f)            82,428,826
Medtronic                                      78,325                3,990,659
Merck & Co                                  1,018,739               32,976,581
Schering-Plough                                90,715                1,646,477
Stryker                                       400,000               17,844,000
Total                                                              179,306,729

Health care services (2.9%)
Aetna                                         223,157               16,725,617
Cardinal Health                                38,422                2,143,948
Caremark Rx                                   200,000(b)             7,956,000
Tenet Healthcare                              120,323(b)             1,387,324
UnitedHealth Group                            324,530               30,953,671
WellPoint                                      14,350(b)             1,798,773
Total                                                               60,965,333

Home building (0.3%)
Centex                                         31,880                1,825,768
KB HOME                                        17,711                2,080,334
Pulte Homes                                    29,157                2,146,830
Total                                                                6,052,932

Household products (3.6%)
Avon Products                                 400,000               17,176,000
Colgate-Palmolive                             400,000               20,868,000
Gillette                                      107,700                5,436,696
Procter & Gamble                              600,000               31,800,000
Total                                                               75,280,696

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Industrial transportation (1.3%)
Burlington Northern Santa Fe                   71,324               $3,846,503
CSX                                           218,988                9,120,851
FedEx                                          59,053                5,548,029
Norfolk Southern                              122,658                4,544,479
United Parcel Service Cl B                     44,520                3,238,385
Total                                                               26,298,247

Insurance (1.7%)
ACE                                            12,982(c)               535,767
Allstate                                       96,447                5,213,925
Ambac Financial Group                          14,927                1,115,793
Aon                                            95,199                2,174,345
CIGNA                                          63,848                5,701,626
Hartford Financial Services Group              28,202                1,933,529
Jefferson-Pilot                                14,239                  698,423
Lincoln Natl                                   26,406                1,191,967
Loews                                          22,260                1,637,000
Marsh & McLennan Companies                     55,549                1,689,801
MBIA                                           24,119                1,260,941
Principal Financial Group                      26,413                1,016,636
Prudential Financial                           23,723                1,361,700
St. Paul Travelers Companies                  200,000                7,346,001
Torchmark                                      22,084                1,152,785
UnumProvident                                  76,942                1,309,553
Total                                                               35,339,792

Leisure time & entertainment (1.0%)
Carnival                                      300,000               15,543,000
Harley-Davidson                                70,005                4,043,489
Mattel                                         29,992                  640,329
Total                                                               20,226,818

Lodging & gaming (2.1%)
Harrah's Entertainment                        200,000               12,916,000
Marriott Intl Cl A                            420,193               28,094,104
Starwood Hotels &
  Resorts Worldwide                            33,989                2,040,360
Total                                                               43,050,464

Machinery (1.3%)
Caterpillar                                   213,112               19,486,961
Deere & Co                                    100,000                6,713,000
Total                                                               26,199,961

Media (2.9%)
eBay                                          742,319(b)            27,658,805
Walt Disney                                   600,000               17,238,000
Yahoo!                                        488,615(b)            16,564,049
Total                                                               61,460,854

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Metals (0.9%)
Alcoa                                         500,000              $15,195,000
Nucor                                          28,687                1,651,224
Phelps Dodge                                    7,248                  737,339
United States Steel                            12,985                  660,287
Total                                                               18,243,850

Multi-industry (9.0%)
3M                                            335,006               28,706,664
Accenture Cl A                                400,000(b,c)           9,660,000
Danaher                                       400,000               21,364,000
Eastman Kodak                                 115,450                3,757,898
General Electric                            2,500,000               90,149,999
Textron                                        22,195                1,656,191
Tyco Intl                                     986,934(c)            33,358,369
WW Grainger                                    14,540                  905,406
Total                                                              189,558,527

Paper & packaging (0.1%)
Ball                                           14,586                  605,027
Louisiana-Pacific                              23,721                  596,346
Total                                                                1,201,373

Precious metals (1.3%)
Barrick Gold                                  400,000(c)             9,584,000
Freeport-McMoRan
  Copper & Gold Cl B                          422,697               16,743,028
Total                                                               26,327,028

Real estate investment trust (--%)
Archstone-Smith Trust                          24,478                  834,945

Restaurants (0.8%)
Applebee's Intl                               400,000               11,024,000
Starbucks                                     118,595(b)             6,126,618
Total                                                               17,150,618

Retail -- drugstores (1.0%)
CVS                                           417,546               21,971,271

Retail -- general (6.6%)
Best Buy                                      216,972               11,718,658
Dollar General                                 31,747                  695,577
Home Depot                                    786,329               30,069,221
JC Penney                                      49,696                2,580,216
May Dept Stores                                22,444                  830,877
Nordstrom                                     200,000               11,076,000
Sears Holdings                                 16,927(b)             2,254,222
Staples                                        33,412                1,050,139

See accompanying notes to investments in securities.
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12   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Retail -- general (cont.)
Target                                        800,000              $40,015,999
Toys "R" Us                                    43,276(b)             1,114,790
Wal-Mart Stores                               743,723               37,267,959
Total                                                              138,673,658

Retail -- grocery (0.9%)
Albertson's                                    82,337                1,700,259
Kroger                                        161,252(b)             2,584,870
Safeway                                       114,493(b)             2,121,555
SUPERVALU                                     400,000(d)            13,340,000
Total                                                               19,746,684

Telecom equipment & services (1.1%)
QUALCOMM                                      640,665               23,480,372

Textiles & apparel (0.2%)
Liz Claiborne                                  15,157                  608,250
Nike Cl B                                      25,940                2,161,062
VF                                             16,538                  978,057
Total                                                                3,747,369

Utilities -- electric (3.6%)
AES                                            58,597(b)               959,819
American Electric Power                        21,814                  742,985
CenterPoint Energy                             81,337                  978,484
DTE Energy                                     20,212                  919,242
Edison Intl                                   108,510                3,767,467
PG&E                                           81,743                2,787,436
PPL                                           300,000               16,197,000
Public Service Enterprise Group                28,797                1,566,269
Southern                                      500,000               15,915,000
TECO Energy                                    42,883                  672,405
TXU                                           395,583(d)            31,500,275
Total                                                               76,006,382

Utilities -- telephone (1.8%)
AT&T                                          218,203                4,091,306
BellSouth                                     372,778                9,800,334
CenturyTel                                     28,779                  945,102
SBC Communications                            217,283                5,147,434
Sprint                                        297,381                6,765,418
Verizon Communications                        314,033               11,148,172
Total                                                               37,897,766

Total common stocks
(Cost: $1,813,494,898)                                          $2,002,607,254

Preferred stocks (2.4%)
Issuer                                         Shares                 Value(a)

Public Service Enterprise Group
  10.25% Cv                                   415,000              $29,008,500
Schering-Plough
   6.00% Cv                                   440,000               22,044,000

Total preferred stocks
(Cost: $43,382,290)                                                $51,052,500

Short-term securities (3.0%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (0.2%)
Federal Natl Mtge Assn Disc Nt
   05-11-05               2.80%            $5,000,000               $4,984,113

Commercial paper (2.8%)
Abbey National North America LLC
   04-01-05               2.85              3,100,000                3,099,755
Amsterdam Funding
   04-01-05               2.85              4,500,000                4,499,644
Fairway Finance
   04-01-05               2.85             16,200,000               16,198,716
   04-13-05               2.78             15,000,000               14,984,942
Morgan Stanley
   04-07-05               2.73             10,000,000                9,994,692
Sheffield Receivables
   04-01-05               2.71             10,000,000                9,999,247
Total                                                               58,776,996

Total short-term securities
(Cost: $63,766,050)                                                $63,761,109

Total investments in securities
(Cost: $1,920,643,238)(g)                                       $2,117,420,863

See accompanying notes to investments in securities.

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13   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 3.5% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.0% of net assets. See Note 5 to the financial statements. 2.0% of net assets is the Portfolio's cash equivalent position.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 4 to the financial statements):

      Type of security                                                 Contracts
      Purchase contracts

      S&P 500 Index, June 2005                                            5

(g) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $1,920,643,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $248,305,000
      Unrealized depreciation                                   (51,527,000)
                                                                -----------
      Net unrealized appreciation                              $196,778,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Portfolio

March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,920,643,238)                             $2,117,420,863
Dividends and accrued interest receivable                            2,518,572
Receivable for investment securities sold                           67,550,526
                                                                    ----------
Total assets                                                     2,187,489,961
                                                                 -------------
Liabilities
Disbursements in excess of cash on demand deposit                    1,059,541
Payable for investment securities purchased                         69,997,544
Payable upon return of securities loaned (Note 5)                   21,697,000
Accrued investment management services fee                              28,518
Other accrued expenses                                                  88,326
                                                                        ------
Total liabilities                                                   92,870,929
                                                                    ----------
Net assets                                                      $2,094,619,032
                                                                ==============
* Including securities on loan, at value (Note 5)               $   20,959,430
                                                                --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
Equity Portfolio

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                            $ 26,998,143
Interest                                                                                  523,985
Fee income from securities lending (Note 5)                                                30,404
   Less foreign taxes withheld                                                            (15,650)
                                                                                          -------
Total income                                                                           27,536,882
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      5,004,147
Compensation of board members                                                               7,557
Custodian fees                                                                             88,754
Audit fees                                                                                 16,125
Other                                                                                      50,477
                                                                                           ------
Total expenses                                                                          5,167,060
   Earnings credits on cash balances (Note 2)                                                (139)
                                                                                             ----
Total net expenses                                                                      5,166,921
                                                                                        ---------
Investment income (loss) -- net                                                        22,369,961
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      73,920,483
   Futures contracts                                                                      850,913
                                                                                          -------
Net realized gain (loss) on investments                                                74,771,396
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  47,000,631
                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                 121,772,027
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations                      $144,141,988
                                                                                     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Equity Portfolio
                                                                             March 31, 2005         Sept. 30, 2004
                                                                            Six months ended          Year ended
                                                                               (Unaudited)
Operations
Investment income (loss) -- net                                             $   22,369,961           $   35,485,819
Net realized gain (loss) on investments                                         74,771,396              197,097,988
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           47,000,631                6,927,011
                                                                                ----------                ---------
Net increase (decrease) in net assets resulting from operations                144,141,988              239,510,818
                                                                               -----------              -----------
Proceeds from contributions                                                      5,316,561               19,586,930
Fair value of withdrawals                                                     (249,830,997)            (428,338,955)
                                                                              ------------             ------------
Net contributions (withdrawals) from partners                                 (244,514,436)            (408,752,025)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                       (100,372,448)            (169,241,207)
Net assets at beginning of period                                            2,194,991,480            2,364,232,687
                                                                             -------------            -------------
Net assets at end of period                                                 $2,094,619,032           $2,194,991,480
                                                                            ==============           ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Equity Portfolio

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. In pursuit of its income objective, the Portfolio will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
19   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.40% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $389,640 for the six months ended March 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
20   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2005, the Portfolio's custodian fees were reduced by $139 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,434,032,946 and $1,571,718,328, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $23,308 for the six months ended March 31, 2005.

4. STOCK INDEX FUTURES CONTRACTS

At March 31, 2005, investments in securities included securities valued at $288,788 that were pledged as collateral to cover initial margin deposits on 5 open purchase contracts. The notional market value of the open purchase contracts at March 31, 2005 was $1,479,875 with a net unrealized loss of $28,008. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $20,959,430 were on loan to brokers. For collateral, the Portfolio received $21,697,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $30,404 for the six months ended March 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
21   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                            2005(e)       2004        2003      2002      2001
Ratio of expenses to average daily net assets(a)                         .47%(b)       .47%        .47%      .49%      .48%
Ratio of net investment income (loss) to average daily net assets       2.05%(b)      1.48%       1.56%     1.35%     1.27%
Portfolio turnover rate (excluding short-term securities)                 67%           76%         68%       86%       87%
Total return(c)                                                         6.70%(d)     10.19%      16.53%   (17.87%)  (24.59%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Stock Fund

March 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $2,094,535,690
Capital shares receivable                                                                                            67,490
                                                                                                                     ------
Total assets                                                                                                  2,094,603,180
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              348,281
Accrued distribution fee                                                                                             14,162
Accrued service fee                                                                                                   1,122
Accrued transfer agency fee                                                                                           2,690
Accrued administrative services fee                                                                                   1,914
Other accrued expenses                                                                                               99,615
                                                                                                                     ------
Total liabilities                                                                                                   467,784
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $2,094,135,396
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,101,406
Additional paid-in capital                                                                                    2,080,748,825
Undistributed net investment income                                                                                 571,281
Accumulated net realized gain (loss) (Note 5)                                                                  (185,053,349)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         196,767,233
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $2,094,135,396
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $1,531,625,901
                                                           Class B                                           $  131,127,714
                                                           Class C                                           $    2,764,383
                                                           Class I                                           $   19,207,304
                                                           Class Y                                           $  409,410,094
Net asset value per share of outstanding capital stock:    Class A shares              80,506,751            $        19.02
                                                           Class B shares               6,954,777            $        18.85
                                                           Class C shares                 147,211            $        18.78
                                                           Class I shares               1,009,690            $        19.02
                                                           Class Y shares              21,522,200            $        19.02
                                                                                       ----------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
232   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Stock Fund

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $ 26,997,134
Interest                                                                                                            524,046
Fee income from securities lending                                                                                   30,403
     Less foreign taxes withheld                                                                                    (15,649)
                                                                                                                    -------
Total income                                                                                                     27,535,934
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 5,166,729
Distribution fee
     Class A                                                                                                      1,990,397
     Class B                                                                                                        707,984
     Class C                                                                                                         15,407
Transfer agency fee                                                                                               1,155,959
Incremental transfer agency fee
     Class A                                                                                                         77,560
     Class B                                                                                                         25,087
     Class C                                                                                                            512
Service fee -- Class Y                                                                                              213,394
Administrative services fees and expenses                                                                           366,274
Compensation of board members                                                                                         5,857
Printing and postage                                                                                                174,545
Registration fees                                                                                                    12,883
Audit fees                                                                                                            5,375
Other                                                                                                                21,817
                                                                                                                     ------
Total expenses                                                                                                    9,939,780
     Earnings credits on cash balances (Note 2)                                                                     (26,143)
                                                                                                                    -------
Total net expenses                                                                                                9,913,637
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  17,622,297
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                       73,918,377
     Futures contracts                                                                                              850,913
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          74,769,290
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          46,998,342
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                           121,767,632
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $139,389,929
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Stock Fund
                                                                                    March 31, 2005              Sept. 30, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $   17,622,297            $   24,794,317
Net realized gain (loss) on investments                                                74,769,290               197,092,357
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                46,998,342                 6,926,582
                                                                                       ----------                 ---------
Net increase (decrease) in net assets resulting from operations                       139,389,929               228,813,256
                                                                                      -----------               -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                      (13,531,635)              (17,822,836)
         Class B                                                                         (681,563)                 (462,784)
         Class C                                                                          (15,121)                   (9,793)
         Class I                                                                         (165,491)                  (73,594)
         Class Y                                                                       (3,964,456)               (6,002,196)
                                                                                       ----------                ----------
Total distributions                                                                   (18,358,266)              (24,371,203)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                           11,419,750                63,479,881
     Class B shares                                                                     3,701,156                12,358,184
     Class C shares                                                                       180,103                   856,199
     Class I shares                                                                     8,425,303                13,794,550
     Class Y shares                                                                    17,619,545               103,308,321
Reinvestment of distributions at net asset value
     Class A shares                                                                    12,223,155                16,110,619
     Class B shares                                                                       668,763                   454,174
     Class C shares                                                                        14,802                     9,509
     Class I shares                                                                       165,386                    73,495
     Class Y shares                                                                     3,964,456                 6,002,197
Payments for redemptions
     Class A shares                                                                  (176,373,716)             (277,171,254)
     Class B shares (Note 2)                                                          (26,716,770)              (73,507,847)
     Class C shares (Note 2)                                                             (751,582)                 (793,152)
     Class I shares                                                                    (2,220,182)               (1,535,947)
     Class Y shares                                                                   (73,816,611)             (237,347,682)
                                                                                      -----------              ------------
Increase (decrease) in net assets from capital share transactions                    (221,496,442)             (373,908,753)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (100,464,779)             (169,466,700)
Net assets at beginning of period                                                   2,194,600,175             2,364,066,875
                                                                                    -------------             -------------
Net assets at end of period                                                        $2,094,135,396            $2,194,600,175
                                                                                   ==============            ==============
Undistributed net investment income                                                $      571,281            $    1,307,250
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Stock Fund

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Stock Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Stock Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.92% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio

The Fund invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks. In pursuit of its income objective, the Fund will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at March 31, 2005 was 99.99%.

--------------------------------------------------------------------------------
26   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
28   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $212,484 for Class A, $57,962 for Class B and $43 for Class C for the six months ended March 31, 2005.

During the six months ended March 31, 2005, the Fund's transfer agency fees were reduced by $26,143 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended March 31, 2005
                                              Class A        Class B      Class C      Class I        Class Y
Sold                                          604,130        198,049        9,810      445,486        934,199
Issued for reinvested distributions           635,429         34,922          776        8,619        206,226
Redeemed                                   (9,319,426)    (1,427,037)     (40,315)    (121,198)    (3,919,613)
                                           ----------     ----------      -------     --------     ----------
Net increase (decrease)                    (8,079,867)    (1,194,066)     (29,729)     332,907     (2,779,188)
                                           ----------     ----------      -------      -------     ----------

                                                                 Year ended Sept. 30, 2004
                                              Class A        Class B      Class C       Class I*      Class Y
Sold                                        3,548,705        689,923       48,092      759,831      5,707,084
Issued for reinvested distributions           890,502         25,336          534        4,073        331,674
Redeemed                                  (15,333,355)    (4,140,596)     (44,248)     (87,121)   (13,073,718)
                                          -----------     ----------      -------      -------    -----------
Net increase (decrease)                   (10,894,148)    (3,425,337)       4,378      676,783     (7,034,960)
                                          -----------     ----------        -----      -------     ----------

* Inception date was March 4, 2004

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $256,397,902 at Sept. 30, 2004, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
29   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important finanicial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003          2002       2001
Net asset value, beginning of period                                    $18.02       $16.60       $14.47        $17.86     $27.12
                                                                        ------       ------       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .16          .20          .18           .17        .20
Net gains (losses) (both realized and unrealized)                         1.00         1.41         2.13         (3.39)     (6.47)
                                                                        ------       ------       ------        ------     ------
Total from investment operations                                          1.16         1.61         2.31         (3.22)     (6.27)
                                                                        ------       ------       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.16)        (.19)        (.18)         (.17)      (.18)
Distributions from realized gains                                           --           --           --            --      (2.81)
                                                                        ------       ------       ------        ------     ------
Total distributions                                                       (.16)        (.19)        (.18)         (.17)     (2.99)
                                                                        ------       ------       ------        ------     ------
Net asset value, end of period                                          $19.02       $18.02       $16.60        $14.47     $17.86
                                                                        ------       ------       ------        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,532       $1,596       $1,651        $1,599     $2,277
Ratio of expenses to average daily net assets(b)                          .89%(c)      .89%         .92%          .92%       .87%
Ratio of net investment income (loss) to average daily net assets        1.63%(c)     1.06%        1.12%          .93%       .88%
Portfolio turnover rate (excluding short-term securities)                  67%          76%          68%           86%        87%
Total return(d)                                                          6.44%(e)     9.72%       16.03%       (18.20%)   (24.87%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003          2002       2001
Net asset value, beginning of period                                    $17.86       $16.44       $14.34        $17.70     $26.90
                                                                        ------       ------       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .09          .05          .06           .03        .01
Net gains (losses) (both realized and unrealized)                          .99         1.42         2.10         (3.36)     (6.39)
                                                                        ------       ------       ------        ------     ------
Total from investment operations                                          1.08         1.47         2.16         (3.33)     (6.38)
                                                                        ------       ------       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.09)        (.05)        (.06)         (.03)      (.01)
Distributions from realized gains                                           --           --           --            --      (2.81)
                                                                        ------       ------       ------        ------     ------
Total distributions                                                       (.09)        (.05)        (.06)         (.03)     (2.82)
                                                                        ------       ------       ------        ------     ------
Net asset value, end of period                                          $18.85       $17.86       $16.44        $14.34     $17.70
                                                                        ------       ------       ------        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $131         $146         $190          $210       $306
Ratio of expenses to average daily net assets(b)                         1.67%(c)     1.67%        1.69%         1.69%      1.64%
Ratio of net investment income (loss) to average daily net assets         .87%(c)      .27%         .35%          .15%       .11%
Portfolio turnover rate (excluding short-term securities)                  67%          76%          68%           86%        87%
Total return(d)                                                          6.04%(e)     8.91%       15.09%       (18.84%)   (25.48%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)       2004         2003          2002       2001
Net asset value, beginning of period                                    $17.79       $16.39       $14.30        $17.66     $26.88
                                                                        ------       ------       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .09          .06          .07           .04        .04
Net gains (losses) (both realized and unrealized)                          .99         1.39         2.09         (3.36)     (6.41)
                                                                        ------       ------       ------        ------     ------
Total from investment operations                                          1.08         1.45         2.16         (3.32)     (6.37)
                                                                        ------       ------       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.09)        (.05)        (.07)         (.04)      (.04)
Distributions from realized gains                                           --           --           --            --      (2.81)
                                                                        ------       ------       ------        ------     ------
Total distributions                                                       (.09)        (.05)        (.07)         (.04)     (2.85)
                                                                        ------       ------       ------        ------     ------
Net asset value, end of period                                          $18.78       $17.79       $16.39        $14.30     $17.66
                                                                        ------       ------       ------        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $3           $3            $2         $2
Ratio of expenses to average daily net assets(b)                         1.66%(c)     1.67%        1.70%         1.71%      1.64%
Ratio of net investment income (loss) to average daily net assets         .86%(c)      .29%         .32%          .14%       .16%
Portfolio turnover rate (excluding short-term securities)                  67%          76%          68%           86%        87%
Total return(d)                                                          6.06%(e)     8.87%       15.11%       (18.84%)   (25.47%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
32   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(g)      2004(b)
Net asset value, beginning of period                                    $18.01       $18.96
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .19          .20
Net gains (losses) (both realized and unrealized)                         1.02         (.96)
                                                                        ------       ------
Total from investment operations                                          1.21         (.76)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.20)        (.19)
                                                                        ------       ------
Net asset value, end of period                                          $19.02       $18.01
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $19          $12
Ratio of expenses to average daily net assets(c)                          .54%(d)      .52%(d)
Ratio of net investment income (loss) to average daily net assets        1.90%(d)     1.50%(d)
Portfolio turnover rate (excluding short-term securities)                  67%          76%
Total return(e)                                                          6.70%(f)    (4.03%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
33   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003          2002       2001
Net asset value, beginning of period                                    $18.01       $16.59       $14.46        $17.86     $27.13
                                                                        ------       ------       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .17          .23          .20           .20        .23
Net gains (losses) (both realized and unrealized)                         1.02         1.41         2.14         (3.40)     (6.47)
                                                                        ------       ------       ------        ------     ------
Total from investment operations                                          1.19         1.64         2.34         (3.20)     (6.24)
                                                                        ------       ------       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.18)        (.22)        (.21)         (.20)      (.22)
Distributions from realized gains                                           --           --           --            --      (2.81)
                                                                        ------       ------       ------        ------     ------
Total distributions                                                       (.18)        (.22)        (.21)         (.20)     (3.03)
                                                                        ------       ------       ------        ------     ------
Net asset value, end of period                                          $19.02       $18.01       $16.59        $14.46     $17.86
                                                                        ------       ------       ------        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $409         $438         $520          $490       $694
Ratio of expenses to average daily net assets(b)                          .73%(c)      .73%         .76%          .76%       .71%
Ratio of net investment income (loss) to average daily net assets        1.79%(c)     1.23%        1.28%         1.08%      1.04%
Portfolio turnover rate (excluding short-term securities)                  67%          76%          68%           86%        87%
Total return(d)                                                          6.58%(e)     9.90%       16.23%       (18.12%)   (24.77%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
34   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

                                                      Beginning              Ending             Expenses
                                                    account value         account value        paid during        Annualized
                                                    Oct. 1, 2004         March 31, 2005       the period(a)      expense ratio
Class A
     Actual(b)                                         $1,000               $1,064.40             $4.58               .89%
     Hypothetical (5% return before expenses)          $1,000               $1,020.49             $4.48               .89%
Class B
     Actual(b)                                         $1,000               $1,060.40             $8.58              1.67%
     Hypothetical (5% return before expenses)          $1,000               $1,016.60             $8.40              1.67%
Class C
     Actual(b)                                         $1,000               $1,060.60             $8.53              1.66%
     Hypothetical (5% return before expenses)          $1,000               $1,016.65             $8.35              1.66%
Class I
     Actual(b)                                         $1,000               $1,067.00             $2.78               .54%
     Hypothetical (5% return before expenses)          $1,000               $1,022.24             $2.72               .54%
Class Y
     Actual(b)                                         $1,000               $1,065.80             $3.76               .73%
     Hypothetical (5% return before expenses)          $1,000               $1,021.29             $3.68               .73%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +6.44% for Class A, +6.04% for Class B, +6.06% for Class C, +6.70% for Class I and +6.58% for Class Y.

--------------------------------------------------------------------------------
36   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
37   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Total Return Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Total Return Portfolio are AXP Managed Allocation Fund and American Express Financial Corporation. The shareholder report filed with this Form is the report provided to shareholders of AXP Managed Allocation Fund.

AXP(R)
  Managed
   Allocation
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Managed Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                               3

Performance Summary                                                         4

Questions & Answers
   with Portfolio Management                                                5

Investments in Securities                                                  11

Financial Statements (Portfolio)                                           33

Notes to Financial Statements (Portfolio)                                  36

Financial Statements (Fund)                                                41

Notes to Financial Statements (Fund)                                       44

Fund Expenses Example                                                      52

Proxy Voting                                                               54

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry

Equities
Dimitris Bertsimas                       12/02               11
Gina Mourtzinou                          12/02                8
Jonathan Calvert, CFA                     6/04               10

Fixed-income
Tom Murphy, CFA                           2/03               18
Scott Kirby                               6/03               25
Jamie Jackson, CFA                        6/03               16

FUND OBJECTIVE

For investors seeking maximum total return through a combination of growth of capital and current income.

Inception dates by class
A: 1/23/85        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols by class
A: IMRFX          B: IMRBX          C: --            Y: IDRYX

Total net assets                                         $1.005 billion

Number of holdings                                                1,110

Equities

        STYLE
VALUE   BLEND  GROWTH
          X           LARGE
          X           MEDIUM  SIZE
          X           SMALL

Bonds

      DURATION
SHORT    INT.   LONG
          X           HIGH
          X           MEDIUM  QUALITY
          X           LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

TOP TEN HOLDINGS

Percentage of portfolio assets

Johnson & Johnson (Health care products)                           3.1%
iShares MSCI Emerging Markets
Index Fund (Investment companies)                                  2.6
Exxon Mobil (Energy)                                               2.4
Altria Group (Beverages & tobacco)                                 1.9
Bank of America (Banks and savings & loans)                        1.7
Wal-Mart Stores (Retail -- general)                                1.5
ConocoPhillips (Energy)                                            1.5
QUALCOMM (Telecom equipment & services)                            1.4
Home Depot (Retail -- general)                                     1.2
Fannie Mae (Financial services)                                    1.2

For further detail about these holdings, please refer to the section entitled "Investments in securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                  For the six-month period ended March 31, 2005

            +8.44%        +6.88%          +0.47%            +6.12%

+8.44% = AXP Managed Allocation Fund Class A (excluding sales charge) +6.88% = Standard & Poor's 500 Index(1) (unmanaged)
+0.47% = Lehman Brothers Aggregate Bond Index(2) (unmanaged)
+6.12% = Lipper Flexible Portfolio Funds Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the Fund.

(3) The Lipper Flexible Portfolio Funds Index includes the 30 largest flexible portfolio funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at March. 31, 2005

(pie chart)

Stocks 72.1%
Financials 13.8%
Consumer discretionary 13.5%
Energy 8.7%
Industrials 7.0%
Health care 6.4%
Information technology 6.3%
Consumer staples 4.8%
Telecommunication services 3.2%
Utilities 2.9%
Materials 2.8%
Investment companies 2.6%
Telecommunications 0.1%

Bonds 21.3%
Mortgage-backed securities 6.4%
U.S. government obligations & agencies 4.9%
Corporate bonds* 4.7%
Foreign government bonds 3.8%
CMBS/ABS** 1.5%

Cash equivalents
Short-term securities*** 6.6%

    * Includes 2.0% Financials, 0.6% Consumer discretionarey, 0.5% Telecommunication services, 0.4% Information technology, 0.3% Utilities, 0.2% Energy, 0.2% Health care, 0.2% Materials, 0.1% Consumer staples, 0.1% Industrials and 0.1% Telecommunications.

   ** Commercial mortgage-backed securities/Asset-backed securities

  *** Of the 6.6%, 3.8% is due to security lending activity and 2.8% is the Portfolio's cash equivalent position.

Below, the Fund's portfolio management team discuss the Fund's results and positioning for the first half of the 2005 fiscal year.

Q: How did AXP Managed Allocation Fund perform for the six months ended March 31, 2005?

A: AXP Managed Allocation Fund's Class A shares gained 8.44% (excluding sales charge) for the six months ended March 31, 2005. The Fund outpaced the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 6.12%. The Fund also outperformed the 6.88% advance of the broad-based S&P 500 Index, an unmanaged group of large company stocks, as well as the 0.47% gain of the Lehman Brothers Aggregate Bond Index (Lehman Index) over the same period.

Q: What factors most significantly affected the Fund's asset allocation and performance for the equity portion of the Fund?

A: Effective asset allocation drove performance during the semiannual period. The Fund benefited significantly during the six months from its allocation to equities, from positioning within fixed-income sectors and from its exposure to emerging market stocks, international large-cap stocks, U.S. large-cap stocks and U.S. small-cap stocks in particular.

--------------------------------------------------------------------------------
5   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Effective asset allocation drove performance during the semiannual period. (end callout quote)

    Strong performance was also driven during the period by the selection of U.S. stocks of all capitalizations using the Fund's three quantitative models -- value, momentum and quality. Throughout the semiannual period, the equity portion of the Fund maintained a relatively consistent allocation, investing:

    o   40% of its holdings in the  momentum model

    o   30% in the value model and

    o   30% in the quality model.

    For the semiannual period overall, each of these three sub-portions within both the U.S. small-cap and large-cap segments outperformed the S&P 500 Index. We do not make sector or industry bets based on our outlook for the economy or the equity markets.

    Our use of risk modeling -- limits on individual holding size and on sector and industry allocations relative to the applicable benchmark -- supported the Fund's strong performance as well.

Q:  Which equity sectors and securities affected the Fund's performance?

A: From an equity sector perspective, significant exposure to and strong stock selection in energy and effective stock selection in consumer staples and health care made positive contributions to the Fund's performance for the six-month period. Top positions in Altria Group, selected by the momentum and value models, and in Johnson & Johnson, selected by the quality model, particularly helped the Fund's relative performance. On the other hand, poor stock selection in the consumer discretionary, information technology and financials sectors detracted from the Fund's relative performance. Positions in eBay, General Motors, QUALCOMM, Countrywide Financial and Fannie Mae disappointed most.

Q: How did the fixed income portion of the Fund perform during the semiannual period?

A: The return of the Fund's fixed income portion benefited from its shorter duration stance relative to its Lehman benchmark. The Fund's performance was also rewarded by our effective

--------------------------------------------------------------------------------
6   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe the quality model will likely be key during market downturns, as was the case during the first months of 2005. (end callout quote)

    positioning of securities along the yield curve, which continued to flatten as we anticipated. The Fund's defensive positioning in commercial mortgage-backed securities (CMBS) and asset-backed securities benefited performance as did a generally defensive position in credit. During the first months of the semiannual period, the Fund benefited from its small global bond position, which included holdings denominated in euros and a non-dollar position in unhedged German bonds. These global bonds performed well in response to a weaker U.S. dollar. We sold the Fund's position in euro-denominated bonds by the end of 2004, taking profits when they reached the price targets we had set for them.

    Other strategies produced mixed results. For example, issue selection in credit helped during the first half of the period, but was a modest drag during the second half, as the Fund's holdings in telecommunications and media issues underperformed. Similarly, the Fund's allocation to high-yield corporate bonds boosted relative results during the first months of the period, but detracted during the first quarter of 2005.

    Conversely, a relatively modest position in mortgage-backed securities detracted from performance during the first several months of the period when that sector performed relatively well, but then helped in February and March 2005 when Treasury rate volatility dampened returns on these securities. The reason for our modest allocation was two-fold. Not only were mortgage valuations expensive by historical standards, but we also correctly believed these securities would underperform other sectors if market volatility increased.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We adjusted the Fund's asset allocation to equities over the semiannual period, increasing it during the last quarter of 2004 and then decreasing it during the first quarter of 2005. At the end of the period, the Fund was allocated approximately 75% to equities and approximately 22% to bonds with the remainder in cash. The asset allocation model favored international emerging market stocks and international large-cap stocks over U.S. stocks for much of the period, and we increased each of these components over the six months.

--------------------------------------------------------------------------------
7   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Helping significantly in this allocation process to international equities were two strategies. First was the incorporation of a proprietary quantitative model that tracks the MSCI EAFE Index but on a smaller scale. Second was the introduction during the first months of 2005 of three quantitative models used similarly to those in the U.S. equity portion of the Fund. This newly established international portfolio was allocated 30% to a momentum model, 60% to a multi-factor value model and 10% to a value model. While this portfolio had a relatively neutral effect on the Fund's performance overall, it did help lower the Fund's turnover rate, which was 72% for the semiannual period. Even with these new internally managed international portfolios, the Fund's focus remained on U.S. large-cap stocks throughout.

    We also increased the use of trading optimization strategies in the Fund during the six months. Trading optimization is a sophisticated process that determines the parameters (thresholds, constants, etc.) that make a trading system perform its best. Through this process, we were able to reduce the Fund's transaction costs during the semiannual period.

    Within the fixed income portion of the Fund, we added intermediate-term Treasury Inflation Protected Securities (TIPS), but subsequently sold these securities. The TIPS benefited from strong inflation accretion over the short time the Fund owned them. We reduced exposure to the corporate sector early in the period, bringing the allocation more in line with the benchmark index. We believed high quality corporate bond yields already reflected the good news about the U.S. economy. This strategy proved most prudent, as in the early months of 2005, the investment grade credit market posted its worst quarterly performance since late 2002, as a series of earnings and cash flow warnings by General Motors rattled spread markets. Toward the end of the period, we slowly began to add to names in the credit sector that we believed were disproportionately punished in earlier weeks and that had become fair to attractively valued on a relative basis.

    We modestly increased exposure to mortgage-backed securities. Still, we continued to favor a defensive, higher-coupon bias within mortgages, which offers both attractive yield and protection from higher rates. Within the spread sectors, we maintained our emphasis on CMBS and asset-backed securities, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment. We significantly reduced the Fund's position in high-yield corporate bonds, based primarily on our view that valuations in this fixed income sector had become relatively full.

--------------------------------------------------------------------------------
8   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Finally, in anticipation of parallel shifts in yield differentials across the maturity spectrum, we removed some of the Fund's yield curve flattening bias.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We believe the Fund's consistent, disciplined approach will benefit performance over the long term. Our asset allocation models continue to favor equities over fixed income and, within equities, to favor international large-cap stocks and emerging market stocks over U.S. stocks given the weakened U.S. dollar. We agree with this assessment, believing that stocks may outperform bonds in the current rising interest rate environment. However, we also have become a bit more conservative in our view for the broad equity market going forward, given current valuations and historical averages. Within U.S. equities, our asset allocation models shifted preference toward the end of the semiannual period from small-cap to large-cap stocks. Thus we intend to maintain the high quality of the Fund's portfolios in the months ahead, while at the same time maintaining style diversification.

    Our focus going forward is to keep using our three well-tested models to try to identify the most promising stocks regardless of market conditions. At the same time, we believe the momentum

AVERAGE ANNUAL TOTAL RETURNS

                         Class A                  Class B                      Class C                 Class Y
(Inception dates)       (1/23/85)                (3/20/95)                    (6/26/00)               (3/20/95)
                   NAV(1)        POP(2)       NAV(1)  After CDSC(3)       NAV(1)  After CDSC(4)        NAV(5)
at March 31, 2005
6 months*           +8.44%      +2.20%        +8.10%     +4.10%           +8.02%     +7.02%            +8.66%
1 year              +8.21%      +1.99%        +7.31%     +3.31%           +7.38%     +7.38%            +8.39%
3 years             +5.21%      +3.15%        +4.39%     +3.47%           +4.39%     +4.39%            +5.38%
5 years             +0.88%      -0.31%        +0.10%     -0.08%             N/A        N/A             +1.05%
10 years            +6.76%      +6.13%        +5.94%     +5.94%             N/A        N/A             +6.92%
Since inception    +10.95%     +10.62%        +6.17%     +6.17%           +0.46%      +0.46            +7.15%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
9   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    quantitative model for equities may continue to drive performance most over the near term, while the quality model will likely be key during market downturns as was the case during the first months of 2005. Clearly, employing style diversification remains a critical advantage to the Fund. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio. We also intend to continue to employ the macroscopic aspects of our risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs and more.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: We intend to position the fixed income portion of the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets through the summer. Even with the Federal Reserve Board's March 2005 comments that inflation pressures have risen, we believe there may be cause for it to deviate from its measured pace and increase interest rates more vigorously than the market currently anticipates. In addition, we anticipate that the yield curve may flatten a bit more in the near term but that after an extended period of yield curve flattening, the yield spread between short- and long-term maturities may stabilize somewhat in the months ahead with more parallel shifts across the yield curve.

    Based on this view, we intend to maintain a short duration stance. We are respectful of what we see as a positive overall fundamental and technical environment. Thus, given the market weakening late in the quarter and our expectation for some further yet temporary weakness, we intend to continue to seek bonds where we see good value and strong fundamentals. In so doing, we will seek to add some maturity in the Fund's spread sector positioning as well. At the same time, we generally continue to favor defensive alternatives such as AAA-rated CMBS, asset-backed securities and structured mortgages. We also intend to begin increasing allocations to the high yield and international bond sectors, seeking to take advantage of recent weakness in these markets, which we believe to be short term.

    We will continue to monitor inflation numbers, as they remain the key indicator for the economy in the coming months. As we continue to seek attractive buying opportunities, we maintain a disciplined focus on individual security selection.

--------------------------------------------------------------------------------
10   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

Total Return Portfolio

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (75.4%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (2.0%)
BAE Systems                                   230,500(c)            $1,130,318
Boeing                                        112,669                6,586,629
European Aeronautic
  Defence and Space                             2,400(c)                71,737
General Dynamics                                6,490                  694,755
Lockheed Martin                                67,815                4,140,784
Raytheon                                       70,314                2,721,152
Rockwell Automation                            16,196                  917,341
Teledyne Technologies                           5,643(b)               176,626
Triumph Group                                   3,754(b)               146,181
United Technologies                            36,183                3,678,364
Total                                                               20,263,887

Airlines (0.1%)
Air France-KLM                                  8,700(c)               156,411
Deutsche Lufthansa                             16,500(b,c)             237,827
ExpressJet Holdings                             6,400(b)                73,024
Mesa Air Group                                  8,381(b)                58,667
Qantas Airways                                 65,800(c)               180,378
Singapore Airlines                              9,000(c)                64,897
SkyWest Airlines                               11,188                  207,985
Total                                                                  979,189

Automotive & related (3.1%)
Aftermarket Technology                         11,140(b)               183,810
Aisin Seiki                                     7,000(c)               159,299
Arriva                                         18,400(c)               182,545
Asbury Automotive Group                        11,398(b)               175,529
Bandag                                          3,393                  159,403
Bridgestone                                    11,000(c)               202,210
ComfortDelGro                                  82,400(c)                83,384
Continental                                     4,200(c)               325,717
Cooper Tire & Rubber                           15,477                  284,158
Cummins                                         8,626                  606,839
DaimlerChrysler                                47,100(c,o)           2,108,091
Dana                                           39,753                  508,441
Delphi                                        126,143                  565,121
DENSO                                          18,900(c)               470,649
Fiat                                           36,332(b,c)             264,195
Ford Motor                                    298,919                3,386,752
GenCorp                                        12,765                  255,300
General Motors                                342,536(o)            10,067,132

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Automotive & related (cont.)
Genuine Parts                                  30,351               $1,319,965
GKN                                            52,100(c)               249,825
Honda Motor                                    11,900(c)               595,999
Johnson Controls                               29,163                1,626,129
Lithia Motors Cl A                              2,871                   73,526
Michelin Cl B                                   6,200(c)               407,447
PACCAR                                         27,125                1,963,579
Peugeot                                        15,300(c)               972,158
Pirelli & C                                   107,874(c)               134,233
Renault                                        12,000(c)             1,071,698
Superior Inds Intl                              8,004                  211,386
Toyota Motor                                   33,000(c)             1,228,036
Valeo                                           2,700(c)               120,181
Visteon                                        28,810                  164,505
Volkswagen                                      4,300(c)               204,665
Volvo Cl A                                      3,300(c)               140,984
Volvo Cl B                                      4,500(c)               198,935
Total                                                               30,671,826

Banks and savings & loans (5.8%)
ABN AMRO Holding                              105,300(c)             2,612,416
Allied Irish Banks                             46,600(c)               975,507
Amcore Financial                                7,970                  225,153
AmericanWest Bancorp                            4,052(b)                78,082
Anchor BanCorp Wisconsin                        4,522                  127,113
Australia & New Zealand
  Banking Group                                10,550(c)               167,985
BancFirst                                       1,362                   94,005
Banche Popolari Unite Scrl                     23,605(c)               495,056
BancorpSouth                                   17,370                  358,517
Bank of America                               395,464               17,439,961
Barclays                                      165,000(c)             1,686,839
BNP Paribas                                    15,700(c)             1,112,146
Cathay General Bancorp                          3,088                   97,272
Central Pacific Financial                       4,224                  142,138
Chittenden                                     12,398                  323,209
Citizens Banking                                5,438                  159,660
City Holding                                    2,007                   59,277
Comerica                                       16,393                  902,926
Commercial Federal                             16,374                  452,741

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Banks and savings & loans (cont.)
Community Trust Bancorp                         5,793                 $166,896
Corus Bankshares                                2,988                  142,498
Credit Agricole                                21,500(c)               584,398
Credit Suisse Group                             4,500(b,c)             193,239
Danske Bank                                    20,500(c)               594,893
DNB NOR                                        58,100(c)               593,868
Euronet Worldwide                               3,398(b)                97,013
First BanCorp Puerto Rico                       3,290(c)               139,003
First Citizens BancShares Cl A                  1,766                  258,507
First Community Bancshares                      2,497                   70,091
First Financial                                 1,936                   57,209
First Horizon Natl                             13,108                  534,675
First Midwest Bancorp                           3,284                  106,664
FirstFed Financial                              3,668(b)               187,105
Flagstar Bancorp                                9,263                  181,092
Fortis                                         31,700(c)               903,148
Great Southern Bancorp                          4,055                  131,666
Greater Bay Bancorp                             8,617                  210,341
HBOS                                          157,700(c)             2,458,545
Independent Bank                                2,604                   74,917
ING Groep                                      58,600(c)             1,769,805
KBC Bancassurance Holding                       4,100(c)               345,703
Lloyds TSB Group                              272,000(c)             2,456,910
MAF Bancorp                                     6,697                  278,193
MCG Capital                                     5,544                   85,294
Mid-State Bancshares                            5,196                  138,214
Mizuho Financial Group                            282(c)             1,333,464
Natl Australia Bank                            64,400(c)             1,409,837
Natl City                                     151,114                5,062,319
NBT Bancorp                                     3,448                   77,270
Oriental Financial Group                       11,310(c)               264,880
Peoples Bancorp                                 2,631                   70,774
PNC Financial Services Group                   16,286                  838,403
Provident Bankshares                            1,215                   40,046
R-G Financial Cl B                              9,040(c)               281,777
Regions Financial                              30,714                  995,134
Republic Bancorp                                9,964                  134,913
Republic Bancorp Cl A                           7,524                  167,152
Resona Holdings                               336,000(b,c)             673,755
S&T Bancorp                                     5,978                  211,621
Southwest Bancorp                               3,541                   65,331
Sumitomo Mitsui Financial Group                    79(c)               534,919
Susquehanna Bancshares                          6,116                  149,108
Tompkins Trustco                                2,786                  118,544
Trustmark                                      11,353                  329,237
UMB Financial                                   2,844                  161,880
Washington Mutual                             153,935                6,080,433
Total                                                               59,270,687

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Beverages & tobacco (3.6%)
Altadis                                         7,300(c)              $298,534
Altria Group                                  307,740(j)            20,123,118
Coca-Cola                                     276,307               11,513,713
DIMON                                          18,443                  115,269
Foster's Group                                 18,800(c)                74,474
InBev                                           2,800(c)                98,029
Lion Nathan                                     9,900(c)                55,425
PepsiCo                                        11,301                  599,292
Reynolds American                              19,423                1,565,300
SABMiller                                      19,200(c)               300,598
Schweitzer-Mauduit Intl                         6,546                  219,618
Scottish & Newcastle                           39,600(c)               344,602
Southcorp                                      18,600(c)                60,755
Standard Commercial                             5,308                   98,729
Universal                                      11,960                  547,409
Total                                                               36,014,865

Broker dealers (1.1%)
Bear Stearns Companies                         21,981                2,195,902
Franklin Resources                             13,671                  938,514
JPMorgan Chase & Co                           145,485                5,033,781
Lehman Brothers Holdings                       26,843                2,527,537
Merrill Lynch & Co                             12,281                  695,105
Total                                                               11,390,839

Building materials & construction (0.7%)
American Standard Companies                     7,683                  357,106
Barratt Developments                           16,800(c)               209,371
BPB                                             8,200(c)                76,935
Building Material Holding                       7,038                  313,050
CSR                                            45,000(c)                85,483
Fletcher Building                              18,000(c)                85,015
Geberit                                           125(c)                91,571
Genlyte Group                                   1,635(b)               147,101
Grupo Ferrovial                                 1,000(c)                56,631
Hanson                                         29,600(c)               279,955
Imerys                                          1,100(c)                83,125
Insituform Technologies Cl A                    9,378(b)               136,075
Ishikawajima-Harima Heavy Inds                 31,000(b,c)              50,019
Lafarge                                         1,000(c)                96,826
M/I Homes                                       5,232                  256,002
Masco                                          53,136                1,842,224
NCI Building Systems                            3,808(b)               146,989
Okumura                                         8,000(c)                48,648
Rinker Group                                   33,100(c)               276,046
Sherwin-Williams                               14,572                  641,022
Standard-Pacific                                2,824                  203,865
Texas Inds                                      3,600                  193,500
Universal Forest Products                       4,704                  182,750

See accompanying notes to investments in securities.

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12   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Building materials & construction (cont.)
USG                                            22,442(b,o)            $744,177
Walter Inds                                    12,039                  512,259
Wienerberger                                    2,500(c)               113,774
Total                                                                7,229,519

Cellular telecommunications (0.2%)
Alamosa Holdings                               18,754(b)               218,859
Nextel Communications Cl A                     43,102(b)             1,224,959
SBA Communications Cl A                         9,600(b)                87,936
Total                                                                1,531,754

Chemicals (0.8%)
Akzo Nobel                                      9,800(c)               447,391
Albemarle                                       3,730                  135,623
BASF                                            6,700(c)               474,957
Bayer                                          50,600(c)             1,670,520
Cambrex                                         6,723                  143,200
Crompton                                       19,639                  286,729
Cytec Inds                                      1,742                   94,504
DSM                                             4,900(c)               345,197
Eastman Chemical                               18,413                1,086,367
FMC                                             8,477(b)               453,096
Georgia Gulf                                    6,712                  308,618
Great Lakes Chemical                            1,059                   34,015
HB Fuller                                       4,130                  119,770
Immucor                                         9,215(b)               278,201
Imperial Chemical Inds                         67,100(c)               339,187
Octel                                          13,536(c)               250,822
OM Group                                        5,151(b)               156,693
Orica                                           5,850(c)                82,442
Solvay                                            800(c)                95,348
Syngenta                                        2,800(b,c)             292,457
Wesfarmers                                     10,400(c)               319,147
WR Grace & Co                                  36,596(b)               311,798
Total                                                                7,726,082

Computer hardware (1.4%)
Agilysys                                        3,036                   59,688
Apple Computer                                204,536(b)             8,523,015
Black Box                                       5,844                  218,624
Dell                                           74,239(b)             2,852,262
Emulex                                          5,740(b)               108,142
Fujitsu                                        12,000(c)                72,076
Gateway                                        26,625(b)               107,299
Hutchinson Technology                           4,160(b)               144,685
Insight Enterprises                            13,851(b)               243,224
Intermagnetics General                          3,373(b)                82,099
Iomega                                         22,584(b)                96,885
Komag                                           6,343(b)               141,766

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer hardware (cont.)
Network Appliance                              32,387(b)              $895,824
Oce                                             5,500(c)                87,902
Trident Microsystems                            3,800(b)                67,184
Total                                                               13,700,675

Computer software & services (3.2%)
Activision                                     21,568(b)               319,206
Adobe Systems                                  37,694                2,531,906
ANSYS                                           7,698(b)               263,349
Autodesk                                       68,316                2,033,084
Automatic Data Processing                      43,984                1,977,081
BISYS Group                                     8,744(b)               137,106
CACI Intl Cl A                                  3,790(b)               209,322
CNET Networks                                  28,638(b)               270,343
Convergys                                      43,941(b)               656,039
CSG Systems Intl                                9,085(b)               147,995
Digital River                                   2,261(b)                70,453
Digitas                                         7,200(b)                72,720
eFunds                                          7,913(b)               176,618
Electronic Data Systems                        25,189                  520,657
Epicor Software                                 9,886(b)               129,507
F5 Networks                                     4,509(b)               227,659
FactSet Research Systems                        2,878                   95,003
InfoSpace                                       2,276(b)                92,929
Ixia                                           10,200(b)               181,458
j2 Global Communications                        9,501(b)               325,979
Jupitermedia                                    4,827(b)                74,867
Lexar Media                                    34,252(b)               170,575
Lionbridge Technologies                        61,993(b)               352,740
MAXIMUS                                         3,875                  129,774
Mentor Graphics                                11,431(b)               156,605
MICROS Systems                                  5,849(b)               214,717
Microsoft                                     105,195                2,542,562
Navigant Consulting                            10,887(b)               296,453
NCR                                            46,768(b)             1,577,952
Oracle                                        892,892(b)            11,143,291
Packeteer                                       4,000(b)                61,560
Sapient                                        36,703(b)               269,584
Secure Computing                                9,547(b)                81,818
SRA Intl Cl A                                   6,100(b)               367,525
Symantec                                      131,251(b)             2,799,583
Take-Two Interactive Software                   5,967(b)               233,310
Transaction Systems Architects Cl A            20,770(b)               480,826
Travelzoo                                       3,100(b)               154,132
Trend Micro                                     3,500(c)               150,485
Verint Systems                                  2,564(b)                89,586
Websense                                        5,704(b)               306,875
Wind River Systems                             14,977(b)               225,853
Total                                                               32,319,087

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (0.4%)
American Power Conversion                      25,184                 $657,555
ESCO Technologies                               1,144(b)                91,920
ESS Technology                                109,416(b)               576,622
General Cable                                   8,995(b)               108,570
GrafTech Intl                                  10,084(b)                57,378
Hitachi                                        81,000(c)               503,134
Microsemi                                      24,001(b)               390,976
MIPS Technologies                               6,400(b)                73,600
OmniVision Technologies                        15,405(b)               233,386
Paxar                                          11,201(b)               239,029
Rofin-Sinar Technologies                        5,266(b)               169,249
Rogers                                          1,876(b)                75,040
SANYO Electric                                 86,000(c)               267,898
ScanSource                                      3,143(b)               162,902
Thomas & Betts                                  3,457(b)               111,661
Trimble Navigation                              5,827(b)               197,011
Yamaha                                         15,600(c)               225,081
Total                                                                4,141,012

Energy (8.2%)
Anadarko Petroleum                             57,065                4,342,647
Berry Petroleum Cl A                            3,905                  200,912
BP                                            108,000(c)             1,119,419
Burlington Resources                           82,021                4,106,791
Cheniere Energy                                 2,322(b)               149,792
ChevronTexaco                                 177,075               10,325,243
ConocoPhillips                                146,271               15,773,865
Denbury Resources                              10,032(b)               353,427
Devon Energy                                   65,586                3,131,732
Eni                                            20,757(c)               538,912
EOG Resources                                  35,064                1,709,019
Exxon Mobil                                   420,509               25,062,336
Frontier Oil                                    2,958                  107,257
Groupe Bruxelles Lambert                        2,700(c)               246,207
Houston Exploration                             3,705(b)               211,000
KCS Energy                                     12,556(b)               192,860
Marathon Oil                                   33,047                1,550,565
Neste Oil                                       5,950(b,c)              77,350
NIPPON MINING HOLDINGS                         15,500(c)                85,147
Nippon Oil                                     47,000(c)               333,585
Norsk Hydro                                     6,300(c)               520,135
Occidental Petroleum                           78,103                5,558,591
OMV                                             1,000(c)               317,699
Repsol YPF                                     15,200(c)               402,320
Santos                                         39,067(c)               271,508
Statoil                                        15,900(c)               271,078
Stone Energy                                    3,513(b)               170,626

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy (cont.)
Tesoro                                         14,089(b)              $521,575
Total                                           1,100(c)               257,360
Valero Energy                                  61,886                4,534,387
Vintage Petroleum                              12,905                  405,991
Woodside Petroleum                              8,000(c)               150,116
Total                                                               82,999,452

Energy equipment & services (0.9%)
Baker Hughes                                   49,846                2,217,650
Cal Dive Intl                                   7,256(b)               328,697
Cimarex Energy                                 10,367(b)               404,313
Energy Partners                                 4,100(b)               106,477
Fortum                                         23,800(c)               463,360
Halliburton                                    18,142                  784,642
Holly                                           9,068                  337,964
Hydril                                          2,720(b)               158,875
Lone Star Technologies                          5,979(b)               235,752
Noble                                          16,356                  919,371
Offshore Logistics                              6,207(b)               206,817
Range Resources                                 8,789                  205,311
Superior Energy Services                       18,800(b)               323,360
Transocean                                     39,281(b)             2,021,400
Unit                                            3,713(b)               167,716
Veritas DGC                                       317(b)                 9,497
Total                                                                8,891,202

Engineering & construction (0.4%)
Acciona                                           800(c)                72,172
ACS Actividades de
  Construccion y Servicios                      6,900(c)               170,826
Bouygues                                        4,600(c)               182,334
Daiwa House Industry                           18,000(c)               206,827
EMCOR Group                                     3,469(b)               162,419
George Wimpey                                  22,300(c)               185,417
Granite Construction                            4,192                  110,124
Invensys                                      384,900(b,c)             112,738
Perini                                         12,244(b)               168,845
Saint-Gobain                                   14,500(c)               883,361
Skanska Cl B                                   25,800(c)               312,057
Taylor Woodrow                                 42,400(c)               245,177
Technip                                           900(c)               150,489
Toda                                           10,000(c)                49,245
VA Technologie                                    800(b,c)              65,328
VINCI                                           3,800(c)               547,722
Total                                                                3,625,081

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Environmental services (0.1%)
United Utilities                               52,000(c)              $620,048

Finance companies (0.9%)
Citigroup                                     161,593                7,261,989
First Financial Bancorp                         7,512                  137,094
ITLA Capital                                    2,210(b)               110,412
MGIC Investment                                18,289                1,127,883
World Acceptance                                6,854(b)               174,914
Total                                                                8,812,292

Financial services (2.8%)
Advanta Cl B                                    8,991                  206,793
British Land                                   14,300(c)               217,262
Chemical Financial                             10,682                  347,218
CompuCredit                                     8,510(b)               226,536
Corio                                           2,700(c)               150,944
Countrywide Financial                         205,278                6,663,324
Delphi Financial Group Cl A                     9,146                  393,278
Fannie Mae                                    233,975               12,739,939
Freddie Mac                                    28,902                1,826,606
Investment Technology Group                    18,928(b)               331,240
Irwin Financial                                 7,351                  169,220
Janus Capital Group                            15,595                  217,550
Macquarie Group                                80,200(c)               222,950
MBNA                                           34,000                  834,700
Nordea Bank                                   146,700(c)             1,483,831
Providian Financial                            36,793(b)               631,368
Resource America Cl A                           3,524                  123,499
Sampo Cl A                                     21,900(c)               317,932
Unibail                                         1,400(c)               165,952
Wereldhave                                      2,100(c)               215,040
Wihlborgs Fastigheter                           7,500(c)               173,471
Total                                                               27,658,653

Food (0.3%)
American Italian Pasta Cl A                     3,311                   90,721
Archer-Daniels-Midland                         53,098                1,305,148
Colruyt                                           600(c)                93,171
Compass Group                                  15,100(c)                68,911
Kesko Cl B                                      2,200(c)                56,520
Nash Finch                                     10,906                  414,319
Orkla                                           3,600(c)               131,845
Sanderson Farms                                 1,729                   74,710
Seaboard                                          200                  214,600
Sensient Technologies                          20,716                  446,637
Tate & Lyle                                    36,600(c)               367,601
United Natural Foods                            1,595(b)                45,665
Total                                                                3,309,848

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Furniture & appliances (0.5%)
Black & Decker                                 17,698               $1,397,965
Electrolux Cl B                                11,200(c)               260,635
Ethan Allen Interiors                           5,260                  168,320
Furniture Brands Intl                          11,604                  253,083
La-Z-Boy                                       10,325                  143,827
Matsushita Electric Industrial                 79,000(c)             1,164,148
Maytag                                         21,938(o)               306,474
Stanley Works                                  14,320                  648,266
Thomas Inds                                     3,429                  135,926
Whirlpool                                      14,657                  992,719
Total                                                                5,471,363

Health care products (5.6%)
AstraZeneca                                    17,500(c)               689,834
Becton, Dickinson & Co                         42,905                2,506,510
Biomet                                         15,511                  563,049
Biosite                                         3,800(b)               197,714
Bristol-Myers Squibb                           35,016                  891,507
Celesio                                         1,000(c)                81,751
CR Bard                                        13,083                  890,691
CSL                                             6,800(c)               179,478
Elan                                           10,400(b,c)              32,353
Gilead Sciences                                65,724(b)             2,352,919
Intuitive Surgical                              8,376(b)               380,857
Johnson & Johnson                             490,931(j)            32,970,925
King Pharmaceuticals                           55,288(b)               459,443
Laserscope                                      3,648(b)               115,788
Medtronic                                      46,090                2,348,286
Merck & Co                                    269,560                8,725,657
Mine Safety Appliances                          5,043                  195,366
Novo Nordisk Cl B                               4,500(c)               250,600
Par Pharmaceutical Companies                    2,306(b)                77,113
PolyMedica                                      6,084                  193,228
Sankyo                                         36,300(c)               765,137
Schering-Plough                                48,157                  874,050
Transkaryotic Therapies                         5,700(b)               142,301
UCB                                             2,000(c)                96,774
United Therapeutics                             2,721(b)               124,336
Ventana Medical Systems                         5,542(b)               207,603
Vital Signs                                     2,599                  103,674
Total                                                               56,416,944

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care services (1.1%)
Aetna                                          21,745               $1,629,788
Alliance Imaging                               13,400(b)               127,970
Apria Healthcare Group                          3,826(b)               122,815
Cardinal Health                                29,727                1,658,767
Centene                                        10,051(b)               301,429
Gambro Cl A                                     8,000(c)               109,211
Humana                                         17,027(b)               543,842
LCA-Vision                                      3,477                  115,784
Magellan Health Services                          337(b)                11,475
Matria Healthcare                               3,882(b)               119,216
OCA                                            55,800(b)               237,150
Pediatrix Medical Group                         5,219(b)               357,971
Priority Healthcare Cl B                        4,000(b)                86,520
Psychiatric Solutions                           3,300(b)               151,800
RehabCare Group                                 5,248(b)               150,670
Sierra Health Services                          7,265(b)               463,798
Sonic Healthcare                               40,200(c)               374,061
Stewart Enterprises Cl A                       23,114                  142,151
Sunrise Senior Living                           3,980(b)               193,428
Tenet Healthcare                              117,700(b)             1,357,081
UnitedHealth Group                             23,074                2,200,798
WellPoint                                       6,957(b)               872,060
Total                                                               11,327,785

Home building (1.0%)
Beazer Homes USA                               17,061                  850,661
Centex                                         80,836                4,629,479
KB HOME                                        18,017                2,116,277
Meritage Homes                                  4,424(b)               260,662
Pulte Homes                                    25,891                1,906,354
Technical Olympic USA                           3,690                  111,438
WCI Communities                                 4,104(b)               123,448
Total                                                                9,998,319

Household products (0.5%)
Action Performance Companies                    6,928                   91,657
Chattem                                         3,977(b)               176,857
Gillette                                       49,876                2,517,740
Hagemeyer                                      42,600(b,c)             108,228
JAKKS Pacific                                  12,198(b)               261,891
Kimberly-Clark                                 10,319                  678,268
Libbey                                          4,231                   88,851
Mannatech                                       6,600                  129,030
Nautilus Group                                 12,584                  298,996
Rayovac                                         6,171(b)               256,714
Tupperware                                      6,207                  126,375
Total                                                                4,734,607

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Industrial services (0.1%)
Applied Industrial Technologies                 4,756                 $129,363
Ceradyne                                        6,538(b)               146,255
United Rentals                                  8,600(b)               173,806
WESCO Intl                                     11,335(b)               317,380
Total                                                                  766,804

Industrial transportation (2.1%)
Arkansas Best                                   2,815                  106,351
ArvinMeritor                                   12,604                  194,984
Brambles Inds                                  20,750(c)               127,384
Burlington Northern Santa Fe                   57,576                3,105,074
CSX                                            17,829                  742,578
East Japan Railway                                 95(c)               510,353
EGL                                             3,611(b)                82,331
FedEx                                          57,452                5,397,615
FirstGroup                                      8,500(c)                55,134
Forward Air                                     2,020                   86,012
Frontline                                       3,600(c)               172,194
GATX                                           10,902                  361,837
Kawasaki Kisen Kaisha                          15,000(c)               103,525
Landstar System                                13,551(b)               443,795
Mitsui OSK Lines                               15,000(c)                96,391
Natl Express Group                              5,600(c)                95,505
Neptune Orient Lines                           51,500(c)               114,840
Nippon Express                                 74,000(c)               389,256
Norfolk Southern                              115,051                4,262,640
Overseas Shipholding Group                      7,041                  442,949
Penninsular and Oriental Steam
  Navigation                                   31,600(c)               172,873
Ryder System                                   14,462                  603,065
Ship Finance Intl                                 360(c)                 7,047
Toll Holdings                                   9,106(c)                98,303
Transurban Group                               41,500(c)               226,247
United Parcel Service Cl B                     46,320                3,369,317
USF                                             1,247                   60,180
Total                                                               21,427,780

Insurance (3.2%)
Aegon                                          66,000(c)               890,567
Alfa                                           12,813                  185,148
Allianz                                        12,200(c)             1,548,946
Allstate                                       88,055                4,760,252
Ambac Financial Group                          13,493                1,008,602
AMERIGROUP                                     12,352(b)               451,589
AmerUs Group                                   16,373                  773,624
AMP                                            46,650(c)               255,044
Aon                                            69,545                1,588,408
Aviva                                         146,900(c)             1,762,739

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Insurance (cont.)
CIGNA                                          56,390               $5,035,626
Commerce Group                                  9,292                  575,918
Fremont General                                 6,646                  146,146
Friends Provident                              71,400(c)               239,154
Great American Financial Resources              3,211                   54,394
Hartford Financial Services Group              27,064                1,855,508
Horace Mann Educators                          15,643                  277,507
Infinity Property & Casualty                    4,634                  144,859
Insurance Australia Group                      44,200(c)               216,392
Jefferson-Pilot                                18,804                  922,336
LandAmerica Financial Group                     7,597                  380,078
Lincoln Natl                                   25,989                1,173,143
Marsh & McLennan Companies                     40,063                1,218,716
MBIA                                            6,301                  329,416
Natl Western Life Insurance Cl A                  998(b)               170,598
Presidential Life                               5,058                   82,344
Principal Financial Group                       7,979                  307,112
QBE Insurance Group                            21,870(c)               251,463
Royal & SunAlliance
  Insurance Group                             104,600(c)               155,165
Stewart Information Services                    6,859                  257,350
Torchmark                                      23,944                1,249,877
UICI                                           14,752                  357,736
United Fire & Casualty                          4,338                  146,755
UnumProvident                                  82,911                1,411,145
XL Capital Cl A                                 4,853(c)               351,212
Zurich Financial Services                       7,850(b,c)           1,377,919
Total                                                               31,912,788

Investment companies (2.8%)
iShares MSCI Emerging
  Markets Index Fund                          136,600(o)            27,702,480

Leisure time & entertainment (0.6%)
Amadeus Global Travel
  Distribution Cl A                             9,600(c)                90,589
Arctic Cat                                      3,146                   85,131
Argosy Gaming                                   1,041(b)                47,803
Callaway Golf                                  25,890                  331,391
Cap Gemini                                      5,100(b,c)             177,826
Carnival                                        2,305(c)               126,578
EMI Group                                      17,800(c)                79,467
Handleman                                      13,591                  257,685
Harley-Davidson                                68,346                3,947,664
RC2                                               217(b)                 7,378
Shuffle Master                                  4,308(b)               124,760
Thor Inds                                       3,850                  115,154
TUI                                             9,500(c)               250,834
Total                                                                5,642,260

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Lodging & gaming (0.5%)
Aristocrat Leisure                             18,450(c)              $145,035
Boyd Gaming                                    13,909                  725,354
Hilton Group                                   27,600(c)               156,989
InterContinental Hotels Group                   6,700(c)                78,182
Marriott Intl Cl A                             19,954                1,334,124
OPAP                                            4,200(c)               122,382
Penn Natl Gaming                               17,350(b)               509,743
Starwood Hotels &
  Resorts Worldwide                            33,514                2,011,846
Tabcorp Holdings                               17,500(c)               227,432
Total                                                                5,311,087

Machinery (0.4%)
Albany Intl Cl A                                2,781                   85,877
ALSTOM                                         88,100(b,c)              75,369
Cascade                                         2,564                   89,740
Caterpillar                                    12,333                1,127,729
Federal Signal                                  5,494                   83,344
Furukawa Electric                              29,000(b,c)             132,802
Global Power Equipment Group                   25,844(b)               247,586
Joy Global                                     19,564                  685,914
Kawasaki Heavy Inds                            79,000(c)               136,309
Lincoln Electric Holdings                      11,991                  360,689
Mitsubishi Heavy Inds                         160,000(c)               425,294
Regal-Beloit                                    2,572                   74,048
Tecumseh Products Cl A                          4,066                  161,054
Wartsila Cl B                                   3,800(c)               100,481
Total                                                                3,786,236

Media (2.3%)
American Greetings Cl A                         7,611                  193,928
Banta                                           6,027                  257,956
Catalina Marketing                              5,331                  138,073
Dai Nippon Printing                            32,000(c)               521,992
eBay                                          335,266(b)            12,492,010
Nippon Telegraph & Telephone                      389(c)             1,701,558
Reuters Group                                  14,700(c)               113,337
Shaw Group                                     18,557(b)               404,543
Ventiv Health                                   7,343(b)               168,889
Yahoo!                                        207,443(b)             7,032,317
Yell Group                                     13,000(c)               116,198
Total                                                               23,140,801

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Metals (1.0%)
AK Steel Holding                               24,246(b)              $268,161
Arcelor                                        26,500(c)               605,578
BHP Billiton                                  125,450(c)             1,706,214
BlueScope Steel                                41,800(c)               280,818
Boehler-Uddeholm                                  500(c)                68,219
Carpenter Technology                            3,995                  237,343
Cleveland-Cliffs                                4,002                  291,626
Commercial Metals                              17,360                  588,330
Gibraltar Inds                                  3,252                   71,349
Iluka Resources                                20,400(c)                89,476
Kobe Steel                                    101,000(c)               178,036
Maverick Tube                                   7,602(b)               247,141
Mueller Inds                                   10,576                  297,714
NS Group                                        5,379(b)               168,954
Nucor                                          29,918                1,722,081
OneSteel                                       33,500(c)                67,000
Oregon Steel Mills                              7,023(b)               161,529
Phelps Dodge                                   12,561                1,277,832
Quanex                                          6,966                  371,427
Rautaruukki                                     5,700(c)                76,691
Reliance Steel & Aluminum                       2,729                  109,187
Ssab Svenskt Stal Cl A                          3,700(c)                91,860
Toyo Seikan Kaisha                             10,000(c)               185,693
Umicore                                         1,000(c)               101,492
United States Steel                             4,179                  212,502
voestalpine                                     1,700(c)               131,243
Total                                                                9,607,496

Miscellaneous (--%)
DCC                                             2,600(c)                60,460
Kelda Group                                    19,500(c)               220,357
SUEZ                                            7,200(c)               193,746
Total                                                                  474,563

Multi-industry (2.1%)
3M                                             36,606                3,136,768
Abertis Infraestructuras                        8,800(c)               198,816
Actuant Cl A                                    3,000(b)               134,760
Ameron Intl                                     4,242                  152,712
Anixter Intl                                    5,253(b)               189,896
Autoroutes du Sud de la France                  1,800(c)                91,297
Autostrade                                      8,718(c)               225,666
Brady Cl A                                      7,981                  258,185
Brambles Inds                                  14,200(c)                81,306
Canon                                          12,300(c)               659,625
Crane                                           5,540                  159,497
Eastman Kodak                                 155,064                5,047,334

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Multi-industry (cont.)
EnPro Inds                                      3,301(b)               $90,778
FTI Consulting                                  5,599(b)               115,563
Imation                                         8,371                  290,892
Kidde                                          21,300(c)                67,218
Lancaster Colony                                4,981                  211,942
Marubeni                                       63,000(c)               202,126
Mayne Group                                    43,770(c)               130,465
Mitsubishi Materials                           51,000(c)               121,768
NCO Group                                       3,862(b)                75,502
New World Development                         142,000(c)               139,285
Pre-Paid Legal Services                        10,888                  368,450
Rentokil Initial                               89,500(c)               273,987
Ruddick                                        13,865                  320,975
Societe Generale                                5,800(c)               602,564
SOURCECORP                                      6,665(b)               134,233
Standex Intl                                    3,390                   92,547
Textron                                        20,190                1,506,578
Tyco Intl                                     138,065(c,j)           4,666,598
Vivendi Universal                               4,100(b,c)             125,580
WW Grainger                                    10,449                  650,659
YORK Intl                                      16,895                  661,946
Total                                                               21,185,518

Paper & packaging (0.4%)
AptarGroup                                        518                   26,926
Ball                                           16,248                  673,967
Billerud                                        3,300(c)                48,551
Crown Holdings                                 33,800(b)               525,928
Ennis                                           3,907                   66,106
Louisiana-Pacific                              45,212                1,136,630
Norske Skogindustrier                           7,500(c)               149,770
Oji Paper                                      47,000(c)               263,887
Rock-Tenn Cl A                                  4,516                   60,063
Silgan Holdings                                   934                   60,691
Stora Enso                                     22,700(c)               318,659
UPM - Kymmene                                  29,900(c)               662,734
Total                                                                3,993,912

Precious metals (0.1%)
Freeport-McMoRan
  Copper & Gold Cl B                           25,407                1,006,371
Newcrest Mining                                11,150(c)               149,901
Total                                                                1,156,272

Real estate (--%)
Brookfield Homes                                2,460                  103,837
Daito Trust Construction                        2,000(c)                83,940
Jones Lang LaSalle                              4,250(b)               198,262
Total                                                                  386,039

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Real estate investment trust (0.5%)
American Home
  Mortgage Investment                           4,698                 $134,551
Anthracite Capital                             31,249                  348,114
Anworth Mtge Asset                             20,220                  193,101
Archstone-Smith Trust                          30,178                1,029,371
Bedford Property Investors                      3,131                   68,350
Capstead Mtge                                  27,053(o)               231,303
IMPAC Mtge Holdings                            36,978                  709,238
Innkeepers USA Trust                            5,995                   77,395
LaSalle Hotel Properties                        1,212                   35,209
LTC Properties                                  5,151                   89,370
MFA Mtge Investments                           25,262                  192,244
Natl Health Investors                           8,177                  212,438
New Century Financial                           7,254                  339,632
Novastar Financial                              9,892                  356,211
Plum Creek Timber                              20,985                  749,165
Post Properties                                 2,795                   86,757
RAIT Investment Trust                           9,414                  252,483
Redwood Trust                                   4,265                  218,283
Taubman Centers                                 1,942                   53,871
Universal Health Realty
  Income Trust                                  4,530                  127,973
Total                                                                5,505,059

Restaurants (0.7%)
Bob Evans Farms                                12,333                  289,209
CEC Entertainment                               4,697(b)               171,910
Jack in the Box                                13,018(b)               482,968
Mitchells & Butlers                            30,200(c)               196,602
Papa John's Intl                                4,451(b)               154,539
Ryan's Restaurant Group                        17,479(b)               253,970
Starbucks                                     104,343(b)             5,390,359
Total                                                                6,939,557

Retail -- drugstores (--%)
CVS                                             9,009                  474,054

Retail -- general (5.0%)
Best Buy                                       68,777                3,714,646
BJ's Wholesale Club                            12,694(b)               394,276
Blair                                           2,081                   68,611
Brown Shoe                                      6,935                  237,662
Cato Cl A                                       7,998                  257,936
Circuit City Stores                            42,821                  687,277
Coldwater Creek                                 6,821(b)               126,043
Delhaize Group                                  1,500(c)               102,756
Department 56                                  12,733(b)               222,318
Dillard's Cl A                                 19,551                  525,922

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Retail -- general (cont.)
Dollar General                                 49,720               $1,089,365
Esprit Holdings                                31,500(c)               215,073
Federated Dept Stores                           8,879                  565,060
Grafton Group                                   6,800(b,c)              80,650
Group 1 Automotive                              7,264(b)               191,043
GUS                                            17,100(c)               294,379
Hennes & Mauritz Cl B                          16,200(c)               556,890
Home Depot                                    343,216               13,124,580
JC Penney                                      28,581                1,483,926
Koninklijke Ahold                              16,800(b,c)             140,674
Linens `N Things                                7,888(b)               195,859
May Dept Stores                                25,314                  937,124
Movie Gallery                                   6,738                  193,246
Next                                            3,000(c)                90,252
Nintendo                                          900(c)                98,209
Nordstrom                                      24,353                1,348,669
Payless ShoeSource                             15,434(b)               243,703
Russ Berrie & Co                                3,676                   70,395
Sears Holdings                                 17,692(b)             2,356,033
ShopKo Stores                                  12,573(b)               279,372
Sonic Automotive                               11,461                  260,279
Staples                                        32,070                1,007,960
Too                                             3,646(b)                89,947
Toys "R" Us                                    68,930(b)             1,775,637
United Stationers                               8,465(b)               383,041
Wal-Mart Stores                               315,887               15,829,097
Weis Markets                                    4,686                  172,773
Woolworths                                      7,900(c)                97,911
World Fuel Services                             4,530                  142,695
Zale                                           15,914(b)               472,964
Total                                                               50,124,253

Retail -- grocery (0.6%)
J Sainsbury                                    69,400(c)               379,337
Kroger                                        157,197(b)             2,519,868
Safeway                                       110,352(b)             2,044,823
Tesco                                         112,900(c)               675,243
Total                                                                5,619,271

Telecom equipment & services (1.6%)
Aspect Communications                          11,967(b)               124,576
Comtech Telecommunications                      3,760(b)               195,896
Ditech Communications                          12,258(b)               152,857
Marconi                                        10,500(b,c)             106,947
PCCW                                          283,000(c)               158,752
QUALCOMM                                      397,242               14,558,920
Sonus Networks                                 56,406(b)               239,162
Telenor                                         7,400(c)                66,586
Total                                                               15,603,696

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Textiles & apparel (0.4%)
Adidas-Salomon                                    800(c)              $126,945
Burlington Coat Factory Warehouse               7,866                  225,754
Genesco                                         5,450(b)               154,889
Gunze                                          17,000(c)                79,118
K-Swiss Cl A                                    2,725                   90,007
Kellwood                                        3,254                   93,683
Liz Claiborne                                   9,823                  394,197
Nike Cl B                                      20,483                1,706,438
Quiksilver                                      1,788(b)                51,906
Russell                                        12,186                  220,323
Steven Madden                                   4,235(b)                70,682
Stride Rite                                    10,898                  144,943
VF                                             10,358                  612,571
Wolverine World Wide                            7,299                  156,418
Total                                                                4,127,874

Utilities -- electric (2.7%)
AES                                            57,468(b)               941,326
American Electric Power                        23,565                  802,624
Black Hills                                     2,560                   84,659
CenterPoint Energy                             99,284                1,194,387
CH Energy Group                                 2,290                  104,653
Chubu Electric Power                            9,000(c)               216,144
Cleco                                          18,813                  400,717
Duquesne Light Holdings                         9,071                  162,552
E.ON                                           47,800(c)             4,101,023
Edison Intl                                   100,999                3,506,685
EDP-Energias de Portugal                       91,500(c)               254,995
El Paso Electric                                8,421(b)               159,999
Electrabel                                        700(c)               314,030
Endesa                                          7,800(c)               175,415
Hokkaido Electric Power                         7,000(c)               142,324
HongKong Electric Holdings                     61,500(c)               273,628
Intl Power                                     57,100(b,c)             193,414
Kansai Electric Power                          53,300(c)             1,068,784
Otter Tail                                      4,280                  107,171
PG&E                                           85,425                2,912,993
PNM Resources                                   6,377                  170,138
Public Service Enterprise Group                27,487                1,495,018
Scottish & Southern Energy                     20,700(c)               344,814
Scottish Power                                100,700(c)               778,297
Severn Trent                                   25,000(c)               432,268
Sierra Pacific Resources                       24,567(b)               264,095
TECO Energy                                    55,757                  874,270
TXU                                            75,049                5,976,152
UIL Holdings                                    1,001                   50,701
Total                                                               27,503,276

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Utilities -- natural gas (0.3%)
BG Group                                       47,100(c)              $366,032
Centrica                                       21,170(c)                92,311
Energen                                         1,421                   94,639
New Jersey Resources                            5,480                  238,544
Nicor                                           5,861                  217,384
Peoples Energy                                  6,409                  268,665
Quicksilver Resources                           4,225(b)               205,884
Sempra Energy                                  23,145                  922,098
Snam Rete Gas                                  24,982(c)               139,079
Southwestern Energy                             8,568(b)               486,320
WGL Holdings                                    4,475                  138,546
Total                                                                3,169,502

Utilities -- telephone (3.3%)
AT&T                                          321,035                6,019,406
BellSouth                                     354,398                9,317,123
BT Group                                      380,500(c)             1,477,607
Cable & Wireless                              120,800(c)               295,046
CenturyTel                                     19,276                  633,024
Hellenic Telecommunications
  Organization                                  3,700(c)                65,321
Koinklijke                                     14,400(c)               128,790
SBC Communications                            206,622                4,894,875
Sprint                                        242,343                5,513,303
TDC                                             5,900(c)               248,734
Telecom Italia                                325,257(c,o)           1,017,105
Telecom Italia                                243,616(c)               923,642
Telecom Italia Mobile                          63,584(c)               425,687
Telekom Austria                                 4,100(c)                80,248
TeliaSonera                                    18,800(c)               111,701
Verizon Communications                         65,726                2,333,273
Total                                                               33,484,885

Total common stocks
(Cost: $670,125,005)                                              $758,150,479

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
20   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Preferred stocks (--%)
Issuer                                         Shares                 Value(a)

Pegasus Satellite
   12.75% Cm Pay-in-kind
  Series B                                          1(b,g)                  $9
Volkswagen                                      7,700(c)               277,664

Total preferred stocks
(Cost: $263,891)                                                      $277,673

Bonds (22.2%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (3.9%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-10               5.38%             4,475,000(c)            $6,397,306
   01-04-13               4.50              3,200,000(c)             4,452,411
   07-04-34               4.75              1,600,000(c)             2,296,086
Federal Republic of Brazil
  (U.S. Dollar)
   04-15-14               8.00              1,519,673(c)             1,506,300
   10-14-19               8.88                893,000(c)               871,568
   04-15-24               8.88                458,000(c)               434,413
   08-17-40              11.00                922,000(c)             1,027,108
Govt of Canada
  (Canadian Dollar)
   09-01-09               4.25                925,000(c)               780,280
Govt of Japan
  (Japanese Yen)
   06-20-12               1.40             98,000,000(c)               945,540
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06               8.00                325,000(c)               236,856
Govt of Russia
  (U.S. Dollar)
   03-31-30               5.00              1,340,000(c,d,m)         1,376,850
Govt of Sweden
  (Swedish Krona)
   01-28-09               5.00              1,800,000(c)               273,225
Govt of Ukraine
  (U.S. Dollar)
   06-11-13               7.65                285,000(c)               304,950
Hellenic Republic
  (European Monetary Unit)
   04-18-08               3.50              2,800,000(c)             3,702,103
Japan Finance Corp for Municipal Enterprises
  (Japanese Yen)
   02-21-12               1.55            130,000,000(c)             1,262,559

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (cont.)
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00%             1,000,000(c)              $815,436
Oesterreichische Kontrollbank
  (Japanese Yen)
   03-22-10               1.80             90,000,000(c)               891,649
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                754,000(c)               806,780
   03-30-18               9.25                611,000(c,d)             733,200
   02-01-22               8.63                655,000(c)               744,244
Republic of Argentina
  (U.S. Dollar)
   08-03-12               3.01                454,000(c,m)             380,055
Republic of Colombia
  (U.S. Dollar)
   12-22-14               8.25                453,000(c)               443,940
   01-28-33              10.38                210,000(c)               222,600
Republic of Ecuador
  (U.S. Dollar)
   11-15-12              12.00                304,000(c,d)             304,760
Republic of Panama
  (U.S. Dollar)
   09-30-27               8.88                246,000(c)               264,450
Republic of Peru
  (U.S. Dollar)
   05-03-16               8.38                212,000(c)               220,480
   11-21-33               8.75                240,000(c)               249,600
Republic of Philippines
  (U.S. Dollar)
   03-17-15               8.88                491,000(c)               495,910
   01-18-17               9.38                146,000(c)               154,030
   01-15-19               9.88                295,000(c)               308,275
Republic of South Africa
  (U.S. Dollar)
   06-02-14               6.50                 77,000(c)                80,850
Republic of Turkey
  (U.S. Dollar)
   03-15-15               7.25                451,000(c)               440,853
   02-05-25               7.38                477,000(c)               448,380
   02-14-34               8.00                375,000(c)               367,969
Republic of Venezuela
  (U.S. Dollar)
   08-07-10               5.38                344,000(c)               305,300
   10-08-14               8.50                607,000(c)               597,895
   01-13-34               9.38                 77,000(c)                76,230

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
21   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (cont.)
Russian Ministry of Finance
  (U.S. Dollar)
   05-14-11               3.00%            $1,540,000(c)            $1,288,826
United Kingdom Treasury
  (British Pound)
   09-07-14               5.00              1,000,000(c)             1,934,106
United Mexican States
  (U.S. Dollar)
   09-27-34               6.75              1,111,000(c)             1,084,336
Total                                                               39,527,709

U.S. government obligations & agencies (5.0%)
Federal Home Loan Bank
   08-11-06               3.25              3,500,000                3,472,700
   09-15-06               3.50              5,000,000                4,970,390
Federal Home Loan Mtge Corp
   03-18-09               3.76                520,000                  507,848
   01-15-12               5.75              2,750,000                2,919,018
   07-15-13               4.50                500,000                  491,230
   11-15-13               4.88              2,505,000                2,515,566
Federal Natl Mtge Assn
   05-15-08               6.00              4,800,000                5,043,302
   02-15-09               3.25              1,850,000                1,776,657
U.S. Treasury
   01-31-06               1.88             10,000,000                9,879,689
   11-15-06               3.50              1,825,000                1,819,297
   11-30-06               2.88              1,000,000                  986,406
   02-15-07               2.25              1,000,000                  972,734
   05-15-07               3.13              2,700,000                2,661,925
   03-15-10               4.00              4,645,000                4,608,713
   08-15-23               6.25              3,195,000                3,720,054
   02-15-26               6.00              4,410,000                5,044,797
Total                                                               51,390,326

Commercial mortgage-backed(f)/
Asset-backed securities (1.5%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                250,000(n)               246,445
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                300,000(n)               291,469
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29                350,000(d,n)             342,713

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94%              $400,000                 $394,092
  Series 2005-1 Cl A4
   11-10-42               4.88                250,000(e)               251,262
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                700,000                  688,673
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                300,000                  292,548
  Series 2004-T16 Cl A3
   02-13-46               4.03                240,000                  233,803
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                191,547(d)               190,678
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10               3.10              1,300,000                1,255,131
Commercial Mtge Pass-Through Ctfs
  Series 2004-LB3A Cl A3
   07-10-37               5.09                331,000                  335,185
  Series 2004-LB3A Cl A4
   07-10-37               5.23                400,000                  407,240
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                537,284                  552,060
  Series 2005-C1 Cl A5
   06-10-48               4.77                400,000                  389,451
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                400,000                  392,247
  Series 2004-C3 Cl A5
   12-10-41               4.86                325,000                  317,242
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                800,000                  799,729
  Series 2005-GG3 Cl A1
   08-10-42               3.92                196,514                  194,567
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                  198,494

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
22   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A2
   05-15-41               5.09%              $400,000(m)              $405,801
  Series 2004-CBX Cl A3
   01-12-37               4.18                200,000                  195,942
  Series 2004-CBX Cl A5
   01-12-37               4.65                300,000                  294,556
  Series 2004-CBX Cl A6
   01-12-37               4.90                600,000                  590,478
  Series 2005-CB11 Cl A3
   08-12-37               5.20                350,000                  353,423
LB-UBS Commercial Mtge Trust
  Series 2002-C8 Cl A3
   11-15-27               4.83                350,000                  347,554
  Series 2004-C2 Cl A3
   03-15-29               3.97                250,000                  235,928
  Series 2004-C4 Cl A3
   06-15-29               4.99                205,000(m)               208,687
  Series 2004-C6 Cl A4
   08-15-29               4.58                100,000                   98,752
  Series 2004-C7 Cl A2
   10-15-29               3.99                400,000                  387,740
  Series 2004-C8 Cl A2
   12-15-29               4.20                400,000                  391,420
  Series 2004-C8 Cl A6
   12-15-29               4.80                400,000                  392,021
  Series 2005-C1 Cl A4
   02-15-30               4.74                325,000                  316,524
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                250,000(n)               247,158
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               4.75                310,000(d,m)             308,535
  Series 2004-2 Cl D
   10-20-10               6.10                 70,000(d,m)              70,441
  Series 2005-1A Cl D
   03-20-07               4.77                100,000(d,e,m)           100,000
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                300,000                  294,485
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                300,000                  293,550
  Series 2005-T17 Cl A5
   12-13-41               4.78                300,000                  291,891

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90%              $100,000                  $98,644
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                250,000                  245,853
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                  296,676
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                400,000                  394,390
  Series 2005-C16 Cl A3
   10-15-41               4.62                425,000                  417,441
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30                300,000                  296,260
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                400,000                  396,104
Total                                                               15,743,283

Mortgage-backed securities (6.6%)(f)
Bank of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.05                223,399(l)               219,619
Countrywide Alternative Loan Trust
  Series 2004-28CB Cl 6A1
   01-25-35               6.00                924,638                  943,117
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.66                249,772(l)               245,816
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.44                248,568(l)               242,020
Federal Home Loan Mtge Corp
   04-01-19               5.50                555,199                  567,239
   09-01-19               5.50              2,432,057                2,483,536
   12-01-30               5.50              1,192,343                1,200,569
  Collateralized Mtge Obligation
   10-15-27               5.00              1,400,000                1,406,834
   06-15-28               5.00              1,275,000                1,280,789

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
23   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn
   11-01-10               4.47%              $121,909                 $120,615
   12-01-11               4.27                971,351                  936,159
   11-01-12               4.84                485,500                  484,394
   01-01-13               4.92              1,651,849                1,656,151
   09-01-13               5.28                497,566                  509,244
   11-01-13               5.39                486,363                  500,980
   12-01-13               5.01                591,189                  590,598
   08-01-16               6.00                887,306                  919,071
   06-01-17               7.00                644,314                  677,917
   03-01-18               5.50              3,120,181                3,182,837
   08-01-18               4.50              1,323,282                1,297,436
   04-01-20               5.00              5,350,000(e)             5,344,981
   05-01-20               6.00              2,000,000(e)             2,061,876
   07-01-23               5.50              1,990,035                2,010,926
   08-01-32               6.50              3,636,059                3,785,148
   08-01-32               7.00                179,004                  188,900
   01-01-33               5.80                219,509                  227,490
   01-01-33               6.00              2,822,982                2,894,858
   01-01-33               7.00              1,391,213                1,467,358
   08-01-33               5.50              1,740,168                1,745,930
   11-01-33               5.50              1,917,843                1,924,194
   11-01-33               7.00                650,000                  684,938
   04-01-34               5.00              1,911,243                1,871,566
   08-01-34               4.53              2,352,771(l)             2,342,795
   04-01-35               5.50              5,700,000(e)             5,707,124
   04-01-35               6.00              6,000,000(e)             6,129,359
   04-01-35               6.50              2,000,000(e)             2,075,000
   05-01-35               5.00              2,000,000(e)             1,949,376
  Collateralized Mtge Obligation
   06-25-44               7.50                445,261                  471,144
Govt Natl Mtge Assn
   07-15-33               5.00                472,009                  466,450
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39                392,897(l)               382,909
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41                321,882(l)               316,941
Master Alternative Loans Trust
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,638,892                1,670,258
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC Cl B1
   03-25-34               4.94                497,616(l)               494,491

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.08%              $600,000(l)              $589,997
  Series 2004-CB4 Cl 22A
   12-25-19               6.00                923,072                  948,446
Total                                                               67,217,396

Aerospace & defense (--%)
Alliant Techsystems
   05-15-11               8.50                 10,000                   10,600
L-3 Communications
   06-15-12               7.63                110,000                  117,150
Standard Aero Holdings
  Sr Sub Nts
   09-01-14               8.25                 55,000(d)                56,925
TransDigm
   07-15-11               8.38                 75,000                   76,969
Total                                                                  261,644

Automotive & related (--%)
Ford Motor
   10-01-28               6.63                320,000                  268,417
   02-01-29               6.38                 90,000                   74,036
Lear
   08-01-14               5.75                365,000(d)               350,970
Nissan Motor Acceptance
   03-08-10               4.63                150,000(d)               148,730
Total                                                                  842,153

Banks and savings & loans (1.0%)
Bank United
   03-15-09               8.00              1,500,000                1,674,558
Banknorth Group
  Sr Nts
   05-01-08               3.75                720,000                  704,081
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13               1.40            168,000,000(c)             1,597,425
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   09-01-06               2.75              3,000,000(c)             3,907,695
JPMorgan Chase & Co
   03-01-15               4.75                745,000                  713,135
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65                250,000                  258,093

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
24   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banks and savings & loans (cont.)
Wells Fargo Bank NA
  Sub Nts
  02-01-11                6.45%            $1,830,000               $1,986,557
Total                                                               10,841,544

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00                145,000                  153,338

Broker dealers (--%)
LaBranche & Co
  Sr Nts
   05-15-12              11.00                 70,000                   74,200

Building materials & construction (--%)
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                 70,000                   72,450

Cable (0.1%)
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12               8.00                 95,000(d)                94,525
Comcast
   03-15-11               5.50              1,685,000                1,720,267
Comcast Cable Communications
   11-15-08               6.20                 90,000                   94,017
CSC Holdings
  Sr Nts
   07-15-08               7.25                 75,000                   76,875
   04-15-12               6.75                100,000(d)                99,500
Echostar DBS
   10-01-14               6.63                 20,000(d)                19,325
  Sr Nts
   10-01-08               5.75                 35,000                   34,475
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63                 50,000(c,d)              55,250
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13               9.50                 70,000                   77,175
Total                                                                2,271,409

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Cellular telecommunications (--%)
Alamosa Delaware
   07-31-10              11.00%               $45,000                  $51,188
American Tower
  Sr Nts
   10-15-12               7.13                 55,000                   54,725
American Towers
   12-01-11               7.25                 55,000                   56,788
Crown Castle Intl
  Sr Nts
   12-01-13               7.50                 75,000                   82,313
Dobson Cellular Systems
   11-01-12               9.88                 40,000(d)                40,800
Intelsat Bermuda
  (U.S. Dollar) Sr Nts
   01-15-12               7.79                 55,000(c,d,m)            55,825
Nextel Communications
  Sr Nts
   10-31-13               6.88                140,000                  145,949
Rogers Wireless Communications
  (U.S. Dollar)
   12-15-10               6.14                 55,000(c,m)              56,925
  (U.S. Dollar) Sr Sub Nts
   12-15-12               8.00                 70,000(c)                71,925
Total                                                                  616,438

Chemicals (--%)
Crystal US Holdings 3 LLC/Sub 3
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 10.50%)
   10-01-14               6.78                 11,000(d,i)               7,700
Equistar Chemicals LP/Funding
   09-01-08              10.13                190,000                  209,950
Georgia Gulf
  Sr Nts
   12-15-13               7.13                160,000                  166,000
Innophos
  Sr Sub Nts
   08-15-14               8.88                 20,000(d)                21,000
INVISTA
   05-01-12               9.25                100,000(d)               108,750
PQ
   02-15-13               7.50                 60,000(d)                59,100
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10              10.25                 30,000(c)                32,700

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
25   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Chemicals (cont.)
Rockwood Specialties Group
  Sr Sub Nts
   05-15-11              10.63%               $35,000                  $38,850
  Sub Nts
   11-15-14               7.50                 35,000(d)                35,000
Total                                                                  679,050

Electronics (--%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00                115,000                  116,725

Energy (0.1%)
Chesapeake Energy
  Sr Nts
   08-15-14               7.00                 80,000                   82,400
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                115,000                  115,000
Grant Prideco Escrow
   12-15-09               9.00                 50,000                   54,000
Kerr-McGee
   09-15-11               6.88              1,035,000                1,105,659
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                140,000                  152,600
Nexen
  (U.S. Dollar)
   03-10-35               5.88                250,000(c)               239,120
Total                                                                1,748,779

Energy equipment & services (--%)
Halliburton
   10-15-10               5.50                685,000                  704,751

Finance companies (0.3%)
Citigroup
  Sub Nts
   09-15-14               5.00              2,575,000                2,528,073
GMAC
   09-15-11               6.88              1,735,000                1,569,899
Total                                                                4,097,972

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Financial services (0.3%)
ALH Finance LLC
   01-15-13               8.50%               $55,000                  $53,625
CDRV Investors
  Sr Disc Nts (Zero coupon through 01-01-10,
  thereafter 9.63%)
   01-01-15              10.24                 65,000(d,i)              39,163
IAAI Finance
   04-01-13              11.00                 20,000(d,e)              19,873
ING Security Life Institutional Funding
   01-15-10               4.25                910,000(d)               893,215
Metris Companies
   07-15-06              10.13                125,000                  127,188
Pricoa Global Funding I
   06-15-08               4.35                545,000(d)               541,932
   01-15-10               4.20              1,965,000(d)             1,915,029
Total                                                                3,590,025

Food (--%)
American Seafoods Group LLC
   04-15-10              10.13                 70,000                   75,600
ASG Consolidated LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11              10.52                 35,000(d,i)              24,150
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                 90,000(c)                99,900
Total                                                                  199,650

Furniture & appliances (--%)
Norcraft Holdings LP/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12               9.63                 55,000(i)                39,050
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25                 55,000                   57,338
Total                                                                   96,388

Health care products (--%)
AAC Group Holding
  Sr Disc Nts (Zero coupon through 10-01-08,
  thereafter 10.25%)
   10-01-12              10.07                 50,000(d,i)              36,000
Warner Chilcott
   02-01-15               8.75                 80,000(d)                80,400
Total                                                                  116,400

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
26   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Health care services (0.1%)
Cardinal Health
   06-15-15               4.00%            $1,131,000                 $999,879
DaVita
   03-15-15               7.25                 45,000(d)                44,100
  Sr Nts
   03-15-13               6.63                 40,000(d)                39,600
Genesis HealthCare
  Sr Sub Nts
   10-15-13               8.00                 20,000                   21,800
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75                 50,000                   52,125
MedCath Holding
  Sr Nts
   07-15-12               9.88                 55,000                   59,125
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                105,000                  110,250
Select Medical
  Sr Sub Nts
   02-01-15               7.63                 35,000(d)                34,825
Triad Hospitals
  Sr Nts
   05-15-12               7.00                 50,000                   50,500
US Oncology
  Sr Nts
   08-15-12               9.00                 40,000(d)                42,200
US Oncology Holdings
  Sr Nts
   03-15-15               8.62                 30,000(d,m)              28,275
Vanguard Health Holding I LLC
  Sr Sub Nts
   10-01-14               9.00                 35,000                   36,838
Vanguard Health Holding II LLC
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 11.25%)
   10-01-15              11.28                 60,000(i)                40,050
Total                                                                1,559,567

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Home building (--%)
Meritage Homes
  Sr Nts
   03-15-15               6.25%               $30,000(d)               $28,200
WCI Communities
   03-15-15               6.63                 30,000(d)                28,500
William Lyon Homes
   04-01-13              10.75                 70,000                   77,000
Total                                         133,700

Household products (--%)
Visant
   10-01-12               7.63                 75,000                   74,250

Industrial services (--%)
Allied Waste North America
   04-15-11               6.38                 50,000                   46,500
  Series B
   09-01-12               9.25                 15,000                   16,050
Natl Waterworks
  Series B
   12-01-12              10.50                105,000                  116,813
Total                                                                  179,363

Insurance (0.2%)
ASIF Global Financing XIX
   01-17-13               4.90              2,540,000(d)             2,515,921
MetLife
  Sr Nts
   06-15-34               6.38                120,000                  129,176
Pacific Life
   09-15-33               6.60                 80,000(d)                88,314
Total                                                                2,733,411

Leisure time & entertainment (--%)
Loews Cineplex
   08-01-14               9.00                 65,000(d)                64,675
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                 55,000                   55,688
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                 70,000                   68,600
Total                                                                  188,963

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
27   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Lodging & gaming (--%)
Boyd Gaming
  Sr Sub Nts
   04-15-14               6.75%               $80,000                  $79,000
Circus & Eldorado Jt Venture/
  Silver Legacy Capital
  1st Mtge
   03-01-12              10.13                 40,000                   42,900
MGM MIRAGE
   10-01-09               6.00                 55,000                   54,450
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                 35,000(d)                34,300
  Sr Sub Nts
   04-01-12               8.00                 50,000                   53,000
MTR Gaming Group
  Series B
   04-01-10               9.75                 50,000                   54,500
Penn Natl Gaming
  Sr Sub Nts
   03-01-15               6.75                 20,000(d)                19,700
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75                 70,000                   76,650
Seneca Gaming
  Sr Nts
   05-01-12               7.25                 10,000                    9,950
Virgin River Casino
   01-15-12               9.00                 30,000(d)                31,350
Wheeling Island Gaming
   12-15-09              10.13                 20,000                   21,500
Total                                                                  477,300

Machinery (--%)
Manitowoc
   11-01-13               7.13                150,000                  154,500

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media (0.1%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63%               $50,000(c)               $52,750
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                105,000(c)               112,613
Dex Media East LLC/Finance
   11-15-12              12.13                145,000                  171,825
Emmis Operating
   05-15-12               6.88                 55,000                   53,900
News America
   12-15-34               6.20              1,125,000(d)             1,112,361
PanAmSat
   08-15-14               9.00                 70,000                   73,850
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                120,000(c)               132,600
Radio One
  Series B
   07-01-11               8.88                105,000                  112,350
  Sr Sub Nts
   02-15-13               6.38                 20,000(d)                19,650
Salem Communications
   12-15-10               7.75                 75,000                   77,719
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                110,000                  113,300
Total                                                                2,032,918

Metals (--%)
Earle M Jorgensen
   06-01-12               9.75                 70,000                   75,600

Miscellaneous (--%)
Corrections Corp of America
  Sr Nts
   03-15-13               6.25                 30,000(d)                28,800
United Rentals North America
   02-15-12               6.50                 15,000                   14,588
  Sr Sub Nts
   02-15-14               7.00                 65,000                   59,475
Total                                                                  102,863

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
28   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Multi-industry (--%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75%              $765,000(c)              $828,940

Paper & packaging (0.1%)
Crown European Holdings
  (U.S. Dollar)
   03-01-11               9.50                 60,000(c)                65,850
Crown Paper
  Sr Sub Nts
   09-01-05              11.00                705,000(b,h,k)                --
Domtar
  (U.S. Dollar)
   12-01-13               5.38              1,375,000(c)             1,295,729
Graham Packaging
  Sr Nts
   10-15-12               8.50                 25,000(d)                25,000
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                 45,000                   47,250
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12               9.63                 60,000(c)                64,500
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                 55,000(c)                55,963
Owens-Illinois Glass Container
   05-15-13               8.25                100,000                  105,750
Total                                                                1,660,042

Retail -- general (--%)
Levi Strauss & Co
  Sr Nts
   12-15-12              12.25                 10,000                   10,900
United Auto Group
   03-15-12               9.63                 50,000                   52,750
William Carter
  Series B
   08-15-11              10.88                 50,000                   55,250
Total                                                                  118,900

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Telecom equipment & services (0.3%)
Centennial Communications/Cellular Operating LLC
  Sr Nts
   02-01-14               8.13%               $70,000                  $71,750
GCI
  Sr Nts
   02-15-14               7.25                 40,000                   38,800
   02-15-14               7.25                 20,000(d)                19,400
MCI
  Sr Nts
   05-01-14               8.74                 20,000                   22,000
Qwest
   03-15-12               9.13                115,000(d)               125,350
Qwest Services
   12-15-07              13.50                 45,000(d)                50,063
Sprint Capital
   11-15-28               6.88              1,720,000                1,841,416
TELUS
  (U.S. Dollar)
   06-01-11               8.00              1,225,000(c)             1,418,592
Ubiquitel Operating
  Sr Nts
   03-01-11               9.88                 35,000                   38,588
Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
   02-15-15               7.75                 30,000(d)                29,850
Total                                                                3,655,809

Textiles & apparel (--%)
Jones Apparel Group
   11-15-34               6.13                520,000(d)               484,823

Utilities -- electric (0.2%)
Aquila
  Sr Nts
   11-15-09               7.63                150,000                  153,750
Carolina Power & Light
  1st Mtge
   04-01-15               5.15                520,000                  517,350
CMS Energy
  Sr Nts
   08-01-10               7.75                 45,000                   46,913
DPL
  Sr Nts
   09-01-11               6.88                330,000                  350,615
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                 95,000(d)               100,761

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
29   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- electric (cont.)
Midwest Generation LLC
   05-01-34               8.75%               $30,000                  $33,450
NRG Energy
   12-15-13               8.00                 60,000(d)                63,600
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                540,000                  528,718
Progress Energy
  1st Mtge
   03-01-13               4.80                145,000                  143,234
Reliant Energy
   12-15-14               6.75                 30,000                   27,975
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88                 43,000(d)                43,108
TXU
   11-15-14               5.55                425,000(d)               403,245
   11-15-34               6.55                420,000(d)               398,179
Virginia Electric & Power
  Sr Nts Series A
   03-01-13               4.75                125,000                  122,209
Westar Energy
  1st Mtge
   07-01-14               6.00                440,000                  464,994
Total                                                                3,398,101

Utilities -- natural gas (--%)
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                 10,000(d)                 9,575
Southern Star Central
   08-01-10               8.50                 75,000                   79,875
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                 40,000                   42,500
Total                                                                  131,950

Utilities -- telephone (0.4%)
Cincinnati Bell
  Sr Nts
   02-15-15               7.00                 35,000(d)                33,250
SBC Communications
   06-15-34               6.45                295,000                  307,599
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00              1,670,000(c,d)           1,617,114

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- telephone (cont.)
Verizon Pennsylvania
  Series A
   11-15-11               5.65%            $3,045,000               $3,121,035
Total                                                                5,078,998

Total bonds
(Cost: $226,435,650)                                              $223,431,628

Short-term securities (6.9%)(p)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (2.5%)
Federal Home Loan Mtge Corp Disc Nt
   05-10-05               2.68%           $15,000,000              $14,955,413
Federal Natl Mtge Assn Disc Nt
   04-20-05               2.40             10,000,000                9,986,711
Total                                                               24,942,124

Commercial paper (4.4%)
Chariot Funding LLC
   04-01-05               2.85              9,100,000                9,099,280
Fairway Finance
   04-13-05               2.75             20,000,000               19,980,139
Harrier Finance Funding (US) LLC
   04-05-05               2.67              5,000,000                4,998,146
Morgan Stanley & Co
   04-18-05               2.78              5,000,000                4,993,050
Sheffield Receivables
   04-15-05               2.78              5,000,000                4,994,208
Total                                                               44,064,823

Total short-term securities
(Cost: $69,011,724)                                                $69,006,947

Total investments in securities
(Cost: $965,836,270)(q)                                         $1,050,866,727

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At March 31, 2005, the value of foreign securities represented 15.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of these securities amounted to $15,694,428 or 1.6% of net assets.

(e) At March 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $23,751,252.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h)   Negligible market value.

(i) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                           Notional amount
      Sale contracts

      U.S. Treasury Note, June 2005, 5-year                        $20,900,000
      U.S. Treasury Note, June 2005, 10-year                         8,200,000

(k)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). Information concerning such security holdings at March 31, 2005, is as follows:

      Security                            Acquisition                     Cost
                                             dates
      Crown Paper
      11.00% Sr Sub Nts 2005        02-10-00 thru 02-14-00            $427,498

--------------------------------------------------------------------------------
31   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

(l) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on March 31, 2005.

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on March 31, 2005.

(n) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC       --       American Municipal Bond Association Corporation
      FSA         --       Financial Security Assurance
      MBIA        --       MBIA Insurance Corporation

(o) At March 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(p) Cash collateral received from security lending activity is invested in short-term securities and represents 3.9% of net assets. See Note 4 to the financial statements. 3.0% of net assets is the Portfolio's cash equivalent position.

(q) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $965,836,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $116,181,000
      Unrealized depreciation                                   (31,150,000)
                                                                -----------
      Net unrealized appreciation                              $ 85,031,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
32   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Total Return Portfolio

March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $965,836,270)                                           $1,050,866,727
Foreign currency holdings (identified cost $22,185) (Note 1)                        22,020
Dividends and accrued interest receivable                                        3,665,061
Receivable for investment securities sold                                       52,654,270
                                                                                ----------
Total assets                                                                 1,107,208,078
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                  770,878
Payable for investment securities purchased                                     61,325,697
Payable upon return of securities loaned (Note 4)                               39,514,250
Accrued investment management services fee                                          14,237
Other accrued expenses                                                              94,717
                                                                                    ------
Total liabilities                                                              101,719,779
                                                                               -----------
Net assets                                                                  $1,005,488,299
                                                                            ==============
* Including securities on loan, at value (Note 4)                           $   38,846,365
                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
Total Return Portfolio

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 8,937,740
Interest                                                                         4,138,712
Fee income from securities lending (Note 4)                                        123,652
   Less foreign taxes withheld                                                    (110,473)
                                                                                  --------
Total income                                                                    13,089,631
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               2,941,658
Compensation of board members                                                        5,681
Custodian fees                                                                     124,500
Audit fees                                                                          18,000
Other                                                                               25,012
                                                                                    ------
Total expenses                                                                   3,114,851
   Earnings credits on cash balances (Note 2)                                         (820)
                                                                                      ----
Total net expenses                                                               3,114,031
                                                                                 ---------
Investment income (loss) -- net                                                  9,975,600
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               75,887,472
   Foreign currency transactions                                                   (37,921)
   Futures contracts                                                               452,794
                                                                                   -------
Net realized gain (loss) on investments                                         76,302,345
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (1,513,117)
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           74,789,228
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $84,764,828
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Total Return Portfolio
                                                                                    March 31, 2005       Sept. 30, 2004
                                                                                   Six months ended        Year ended
                                                                                      (Unaudited)
Operations
Investment income (loss) -- net                                                    $    9,975,600     $   18,991,578
Net realized gain (loss) on investments                                                76,302,345         88,186,303
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                (1,513,117)        16,410,600
                                                                                       ----------         ----------
Net increase (decrease) in net assets resulting from operations                        84,764,828        123,588,481
                                                                                       ----------        -----------
Proceeds from contributions                                                               682,913          3,968,040
Fair value of withdrawals                                                             (66,420,421)      (147,954,925)
                                                                                      -----------       ------------
Net contributions (withdrawals) from partners                                         (65,737,508)      (143,986,885)
                                                                                      -----------       ------------
Total increase (decrease) in net assets                                                19,027,320        (20,398,404)
Net assets at beginning of period                                                     986,460,979      1,006,859,383
                                                                                      -----------      -------------
Net assets at end of period                                                        $1,005,488,299     $  986,460,979
                                                                                   ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Total Return Portfolio

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid securities

At March 31, 2005, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at March 31, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included

--------------------------------------------------------------------------------
36   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT
within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At March 31, 2005, the Portfolio has entered into outstanding when-issued securities of $23,751,252.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At March 31, 2005, the Portfolio has no outstanding forward sale commitments.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is

--------------------------------------------------------------------------------
37   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT
exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2005, foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
38   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.40% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Managed Allocation Fund to the Lipper Flexible Portfolio Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $322,641 for the six months ended March 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
39   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

During the six months ended March 31, 2005, the Portfolio's custodian fees were reduced by $820 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $727,136,216 and $799,665,025, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $38,846,365 were on loan to brokers. For collateral, the Portfolio received $39,514,250 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $123,652 for the six months ended March 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. INTEREST RATE FUTURES CONTRACTS

At March 31, 2005, investments in securities included securities valued at $436,530 that were pledged as collateral to cover initial margin deposits on 291 open sale contracts. The notional market value of the open sale contracts at March 31, 2005 was $31,342,375 with a net unrealized gain of $139,188. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                            2005(e)       2004        2003        2002       2001
Ratio of expenses to average daily net assets(a)                         .61%(b)       .52%        .53%        .54%       .53%
Ratio of net investment income (loss) to average daily net assets       1.97%(b)      1.84%       2.42%       2.43%      2.84%
Portfolio turnover rate (excluding short-term securities)                 72%          127%        196%        116%       152%
Total return(c)                                                         8.75%(d)     12.69%      17.44%     (11.13%)   (15.99%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
40   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statement of assets and liabilities
AXP Managed Allocation Fund

March 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $1,005,382,494
Capital shares receivable                                                                                            99,458
                                                                                                                     ------
Total assets                                                                                                  1,005,481,952
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                               49,074
Accrued distribution fee                                                                                              8,945
Accrued service fee                                                                                                      10
Accrued transfer agency fee                                                                                           2,140
Accrued administrative services fee                                                                                   1,031
Other accrued expenses                                                                                               82,546
                                                                                                                     ------
Total liabilities                                                                                                   143,746
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $1,005,338,206
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,070,538
Additional paid-in capital                                                                                    1,082,423,905
Undistributed net investment income                                                                                 902,695
Accumulated net realized gain (loss) (Note 5)                                                                  (164,239,679)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          85,180,747
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,005,338,206
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $  899,371,930
                                                              Class B                                        $   97,072,508
                                                              Class C                                        $    5,111,680
                                                              Class Y                                        $    3,782,088
Net asset value per share of outstanding capital stock:       Class A shares               95,695,793        $         9.40
                                                              Class B shares               10,406,528        $         9.33
                                                              Class C shares                  549,084        $         9.31
                                                              Class Y shares                  402,438        $         9.40
                                                                                              -------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
41   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Managed Allocation Fund

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 8,936,824
Interest                                                                                                          4,138,310
Fee income from securities lending                                                                                  123,639
     Less foreign taxes withheld                                                                                   (110,462)
                                                                                                                   --------
Total income                                                                                                     13,088,311
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 3,113,713
Distribution fee
     Class A                                                                                                      1,136,406
     Class B                                                                                                        474,086
     Class C                                                                                                         22,581
Transfer agency fee                                                                                                 688,896
Incremental transfer agency fee
     Class A                                                                                                         67,058
     Class B                                                                                                         16,274
     Class C                                                                                                            799
Service fee -- Class Y                                                                                                2,364
Administrative services fees and expenses                                                                           191,678
Compensation of board members                                                                                         4,556
Printing and postage                                                                                                118,000
Registration fees                                                                                                    23,140
Audit fees                                                                                                            6,000
Other                                                                                                                12,017
                                                                                                                     ------
Total expenses                                                                                                    5,877,568
     Earnings credits on cash balances (Note 2)                                                                     (13,124)
                                                                                                                    -------
Total net expenses                                                                                                5,864,444
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   7,223,867
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                       75,881,437
     Foreign currency transactions                                                                                  (37,936)
     Futures contracts                                                                                              452,794
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          76,296,295
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          (1,514,546)
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            74,781,749
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $82,005,616
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
42   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Managed Allocation Fund
                                                                                    March 31, 2005             Sept. 30, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $    7,223,867            $   13,235,629
Net realized gain (loss) on investments                                                76,296,295                88,178,915
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                (1,514,546)               16,408,745
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        82,005,616               117,823,289
                                                                                       ----------               -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                       (6,520,801)              (12,471,328)
         Class B                                                                         (327,560)                 (641,243)
         Class C                                                                          (17,038)                  (25,698)
         Class Y                                                                          (38,755)                  (90,957)
                                                                                          -------                   -------
Total distributions                                                                    (6,904,154)              (13,229,226)
                                                                                       ----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                           28,047,875                59,151,535
     Class B shares                                                                    10,878,243                21,457,203
     Class C shares                                                                     1,242,212                 2,367,945
     Class Y shares                                                                       204,264                   342,064
Reinvestment of distributions at net asset value
     Class A shares                                                                     6,411,408                12,265,137
     Class B shares                                                                       323,511                   630,562
     Class C shares                                                                        16,723                    25,227
     Class Y shares                                                                        38,754                    90,957
Payments for redemptions
     Class A shares                                                                   (88,803,683)             (173,500,257)
     Class B shares (Note 2)                                                          (11,446,216)              (44,540,474)
     Class C shares (Note 2)                                                             (593,394)               (1,211,335)
     Class Y shares                                                                    (2,309,026)               (1,980,874)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                     (55,989,329)             (124,902,310)
                                                                                      -----------              ------------
Total increase (decrease) in net assets                                                19,112,133               (20,308,247)
Net assets at beginning of period                                                     986,226,073             1,006,534,320
                                                                                      -----------             -------------
Net assets at end of period                                                        $1,005,338,206            $  986,226,073
                                                                                   ==============            ==============
Undistributed net investment income                                                $      902,695            $      582,982
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
43   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Managed Allocation Fund

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Managed Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Total Return Portfolio

The Fund invests all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at March 31, 2005 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the

--------------------------------------------------------------------------------
44   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT
affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from

--------------------------------------------------------------------------------
45   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $428,688 for Class A, $42,488 for Class B and $651 for Class C for the six months ended March 31, 2005.

During the six months ended March 31, 2005, the Fund's transfer agency fees were reduced by $13,124 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
46   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                              Six months ended March 31, 2005
                                         Class A      Class B    Class C     Class Y
Sold                                   2,996,482   1,171,461     133,590      21,920
Issued for reinvested distributions      678,804      34,477       1,787       4,097
Redeemed                              (9,555,540) (1,239,114)    (64,549)   (242,059)
                                      ----------  ----------     -------    --------
Net increase (decrease)               (5,880,254)    (33,176)     70,828    (216,042)
                                      ----------     -------      ------    --------

                                                 Year ended Sept. 30, 2004
                                         Class A      Class B    Class C     Class Y
Sold                                   6,957,591   2,531,186     280,892      39,805
Issued for reinvested distributions    1,430,595      74,409       2,976      10,624
Redeemed                             (20,307,445) (5,291,739)   (143,074)   (226,946)
                                     -----------  ----------    --------    --------
Net increase (decrease)              (11,919,259) (2,686,144)    140,794    (176,517)
                                     -----------  ----------     -------    --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $235,368,884 at Sept. 30, 2004, that if not offset by capital gains will expire as follows:

                2009             2010              2011
             $212,572       $132,591,360      $102,564,952

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
47   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $8.73        $7.88       $6.88      $ 7.93     $10.52
                                                                         -----        -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .07          .12         .15         .16        .22
Net gains (losses) (both realized and unrealized)                          .67          .85         .99       (1.05)     (1.87)
                                                                         -----        -----       -----      ------     ------
Total from investment operations                                           .74          .97        1.14        (.89)     (1.65)
                                                                         -----        -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.07)        (.12)       (.14)       (.16)      (.22)
Distributions from realized gains                                           --           --          --          --       (.72)
                                                                         -----        -----       -----      ------     ------
Total distributions                                                       (.07)        (.12)       (.14)       (.16)      (.94)
                                                                         -----        -----       -----      ------     ------
Net asset value, end of period                                           $9.40        $8.73       $7.88      $ 6.88     $ 7.93
                                                                         -----        -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $899         $886        $895        $869     $1,186
Ratio of expenses to average daily net assets(b)                         1.08%(c)      .99%       1.03%       1.01%       .97%
Ratio of net investment income (loss) to average daily net assets        1.50%(c)     1.37%       1.93%       1.96%      2.40%
Portfolio turnover rate (excluding short-term securities)                  72%         127%        196%        116%       152%
Total return(d)                                                          8.44%(e)    12.31%      16.67%     (11.43%)   (16.40%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
48   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $8.66        $7.83       $6.83      $ 7.88     $10.44
                                                                         -----        -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .03          .05         .09         .10        .15
Net gains (losses) (both realized and unrealized)                          .67          .83         .99       (1.05)     (1.84)
                                                                         -----        -----       -----      ------     ------
Total from investment operations                                           .70          .88        1.08        (.95)     (1.69)
                                                                         -----        -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.03)        (.05)       (.08)       (.10)      (.15)
Distributions from realized gains                                           --           --          --          --       (.72)
                                                                         -----        -----       -----      ------     ------
Total distributions                                                       (.03)        (.05)       (.08)       (.10)      (.87)
                                                                         -----        -----       -----      ------     ------
Net asset value, end of period                                           $9.33        $8.66       $7.83      $ 6.83     $ 7.88
                                                                         -----        -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $97          $90        $103        $117       $156
Ratio of expenses to average daily net assets(b)                         1.85%(c)     1.76%       1.80%       1.78%      1.74%
Ratio of net investment income (loss) to average daily net assets         .73%(c)      .59%       1.17%       1.19%      1.64%
Portfolio turnover rate (excluding short-term securities)                  72%         127%        196%        116%       152%
Total return(d)                                                          8.10%(e)    11.26%      15.92%     (12.19%)   (17.01%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
49   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $8.65        $7.82       $6.83      $ 7.89     $10.47
                                                                         -----        -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .04          .06         .09         .10        .17
Net gains (losses) (both realized and unrealized)                          .65          .83         .99       (1.05)     (1.86)
                                                                         -----        -----       -----      ------     ------
Total from investment operations                                           .69          .89        1.08        (.95)     (1.69)
                                                                         -----        -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.03)        (.06)       (.09)       (.11)      (.17)
Distributions from realized gains                                           --           --          --          --       (.72)
                                                                         -----        -----       -----      ------     ------
Total distributions                                                       (.03)        (.06)       (.09)       (.11)      (.89)
                                                                         -----        -----       -----      ------     ------
Net asset value, end of period                                           $9.31        $8.65       $7.82      $ 6.83     $ 7.89
                                                                         -----        -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $5           $4          $3          $1         $1
Ratio of expenses to average daily net assets(b)                         1.86%(c)     1.77%       1.82%       1.81%      1.74%
Ratio of net investment income (loss) to average daily net assets         .74%(c)      .58%       1.12%       1.18%      1.68%
Portfolio turnover rate (excluding short-term securities)                  72%         127%        196%        116%       152%
Total return(d)                                                          8.02%(e)    11.36%      15.86%     (12.23%)   (16.93%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
50   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $8.72        $7.88       $6.88      $ 7.93     $10.52
                                                                         -----        -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .08          .13         .16         .18        .24
Net gains (losses) (both realized and unrealized)                          .68          .84         .99       (1.05)     (1.87)
                                                                         -----        -----       -----      ------     ------
Total from investment operations                                           .76          .97        1.15        (.87)     (1.63)
                                                                         -----        -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.08)        (.13)       (.15)       (.18)      (.24)
Distributions from realized gains                                           --           --          --          --       (.72)
                                                                         -----        -----       -----      ------     ------
Total distributions                                                       (.08)        (.13)       (.15)       (.18)      (.96)
                                                                         -----        -----       -----      ------     ------
Net asset value, end of period                                           $9.40        $8.72       $7.88      $ 6.88     $ 7.93
                                                                         -----        -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $5          $6          $7        $10
Ratio of expenses to average daily net assets(b)                          .91%(c)      .83%        .86%        .84%       .80%
Ratio of net investment income (loss) to average daily net assets        1.70%(c)     1.54%       2.11%       2.13%      2.56%
Portfolio turnover rate (excluding short-term securities)                  72%         127%        196%        116%       152%
Total return(d)                                                          8.66%(e)    12.37%      16.86%     (11.28%)   (16.26%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
51   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
52   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

                                                 Beginning           Ending               Expenses
                                               account value      account value         paid during         Annualized
                                               Oct. 1, 2004      March 31, 2005         the period(a)      expense ratio
Class A
     Actual(b)                                    $1,000            $1,084.40               $5.61              1.08%
     Hypothetical (5% return before expenses)     $1,000            $1,019.55               $5.44              1.08%
Class B
     Actual(b)                                    $1,000            $1,081.00               $9.60              1.85%
     Hypothetical (5% return before expenses)     $1,000            $1,015.71               $9.30              1.85%
Class C
     Actual(b)                                    $1,000            $1,080.20               $9.65              1.86%
     Hypothetical (5% return before expenses)     $1,000            $1,015.66               $9.35              1.86%
Class Y
     Actual(b)                                    $1,000            $1,086.60               $4.73               .91%
     Hypothetical (5% return before expenses)     $1,000            $1,020.39               $4.58               .91%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +8.44% for Class A, +8.10% for Class B, +8.02% for Class C and +8.66% for Class Y.

--------------------------------------------------------------------------------
53   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
54   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  Growth and Income Trust


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 31, 2005